Registration No. 333-65048
811-07837
As Filed with the Securities and Exchange Commission on April 30, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933          [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No.__17__         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No.__32__          [ X ]

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on May 1, 2009 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on May 1, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy
Prospectus
&ltR&gtMay 1, 2009&lt/R&gt

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts.  The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:
&ltR&gt
ASSET ALLOCATION	LARGE CAP EQUITY
MFS® Total Return Portfolio (Service Class)	AIM V.I. Capital Appreciation Fund (Series I Shares)
EMERGING MARKETS BOND	AIM V.I. Core Equity Fund (Series I Shares)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	AllianceBernstein Growth and Income Portfolio (Class B)
HIGH YIELD BOND	American Funds Insurance Series® Growth-Income Fund (Class 2)
American Funds Insurance Series® High-Income Bond Fund (Class 2)	American Funds Insurance Series® Growth Fund (Class 2)
MFS® High Yield Portfolio (Service Class)	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
SCSM PIMCO High Yield Fund (Initial Class)	Dreyfus Stock Index Fund, Inc. (Initial Shares)
INFLATION-PROTECTED BOND	Fidelity VIP Contrafund® Portfolio (Service Class 2)[6]
PIMCO Real Return Portfolio (Administrative Class)	Fidelity VIP Growth Portfolio (Service Class 2)[5]
INTERMEDIATE TERM BOND	Goldman Sachs Capital Growth Fund (Institutional Class)
American Funds Insurance Series® Bond Fund (Class 2)	Goldman Sachs Structured U.S. Equity Fund (Institutional Class)
MFS® Bond Portfolio (Service Class)	MFS® Capital Appreciation Portfolio (Service Class)
MFS® Government Securities Portfolio (Service Class)	MFS® Core Equity Portfolio (Service Class)
PIMCO Total Return Portfolio (Administrative Class)	MFS® Growth Portfolio (Service Class)
Sun Capital Investment Grade Bond Fund® (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)
INTERNATIONAL/GLOBAL EQUITY	MFS® Blended Research Core Equity Portfolio (Service Class)
AIM V.I. International Growth Fund (Series I Shares)	MFS® Global Research Portfolio (Service Class)
AllianceBernstein International Growth Portfolio (Class B)	MFS® Strategic Value Portfolio (Service Class)[3]
American Funds Insurance Series® International Fund (Class 2)	MFS® Value Portfolio (Service Class)
American Funds Insurance Series® Global Growth Fund (Class 2)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
American Funds Insurance Series® Global Growth and Income Fund (Class 2)	Rydex Variable Trust Nova Fund[4]
Fidelity VIP Overseas Portfolio (Service Class 2)[5]	Rydex Variable Trust NASDAQ-100® Fund[4]
MFS® International Growth Portfolio (Service Class)	SCSM Davis Venture Value Fund (Initial Class)
Templeton Foreign Securities Fund (Class 2)	SCSM Lord Abbett Growth & Income Fund (Initial Class)
Templeton Growth Securities Fund (Class 2)	SCSM Oppenheimer Large Cap Core Fund (Initial Class)
INTERNATIONAL/ GLOBAL SMALL/MID CAP EQUITY	T. Rowe Price Equity Income Portfolio (Class I)
Lord Abbett Series Fund – International Portfolio (Class VC)	REAL ESTATE EQUITY
MID CAP EQUITY	Sun Capital Global Real Estate Fund (Initial Class)
AIM V.I. Dynamics Fund (Series I Shares)	SHORT TERM BOND
Delaware VIP Growth Opportunities Series (Standard Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
Delaware VIP Trend Series (Standard Class)	SMALL CAP EQUITY
Dreyfus Investment Portfolios MidCap Stock Portfolio (Initial Shares)	AIM V.I. Small Cap Equity Fund (Series I Shares)
MFS® Mid Cap Growth Portfolio (Service Class)	AllianceBernstein Small Cap Growth Portfolio (Class B)
Neuberger Berman AMT Regency Portfolio (Class I)	Delaware VIP Small Cap Value Series (Standard Class)
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	DWS Small Cap Index VIP (Class B)
SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)	MFS® New Discovery Portfolio (Service Class)[1]
MONEY MARKET	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
Sun Capital Money Market Fund® (Initial Class)	SPECIALTY/SECTOR EQUITY
MULTI SECTOR BOND	AllianceBernstein Global Thematic Growth Portfolio (Class B)[2]
MFS® Strategic Income Portfolio (Service Class)	MFS® Utilities Portfolio (Service Class)
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY
American Funds Insurance Series® Global Small Capitalization Fund (Class 2)
&lt/R&gt

&ltR&gt
Invesco Aim Advisors, Inc. advises the AIM Funds and advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  Alliance Capital Management L.P. advises the AllianceBernstein Portfolios.  Capital Research and Management Company advises the American Fund Insurance Series® Funds.  Delaware Management Company advises the Delaware Series.  Dreyfus Corporation advises the Dreyfus Investment Portfolios MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc.  Deutsche Asset Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Fidelity Management & Research Company advises the Fidelity VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity VIP Portfolios.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds and subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Lord, Abbett & Co. LLC advises the Lord Abbett International Portfolio and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios.  Neuberger Berman Management Inc. advises the Neuberger Berman AMT Regency Portfolio.  OppenheimerFunds, Inc. advises the Oppenheimer Capital Appreciation Fund/VA and subadvises the SCSM Oppenheimer Main Street Small Cap Fund and the SCSM Oppenheimer Large Cap Core Fund.  Pacific Investment Management Company advises the PIMCO Portfolios and subadvises SCSM PIMCO High Yield Fund.  Rydex Investments advises the Rydex Variable Trust Funds.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Selected Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund.  Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises the Templeton Growth Securities Fund.  T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.
1On and after July 1, 2008, this investment option is not open to new premium and transfers.
2Effective on or about May 1, 2009, AllianceBernstein Global Technology Portfolio changed its name to AllianceBernstein Global Thematic Growth Portfolio.
3On and after May 1, 2009, this investment option is not open to new premium and transfers.
4These Funds do not have different share classes.
5These Portfolios are in Variable Insurance Products Fund.
6This Portfolio is in Variable Insurance Products Fund II.&lt/R&gt

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
Application and Issuance [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Initial Premium Payment [INSERT PAGE NUMBER]
Insurable Interest Requirement. [INSERT PAGE NUMBER]
Right to Return Policy Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Maturity Date Extension Rider [INSERT PAGE NUMBER]
Enhanced Cash Surrender Value Endorsement [INSERT PAGE NUMBER]
Fixed Account Endorsement [INSERT PAGE NUMBER]
Directed Deductions Endorsement [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value in the Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Expense Charges Applied to Premium [INSERT PAGE NUMBER]
Sales Load Refund at Surrender [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
APB Rider Charge [INSERT PAGE NUMBER]
Other Charges and Expenses [INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Reports to Policyowners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Conversion [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

-	Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

-	The Account Value equals

-	premiums, plus

-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less

-	Policy Debt, plus

-	any sales load refund due at surrender, plus

-	any Enhanced Cash Surrender Value endorsement benefit.

-	You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

-	You may surrender the Policy for its Cash Surrender Value.

-
You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Net Amount at Risk equals the Death Benefit minus your Account Value.

&ltR&gtMortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  &lt/R&gt

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet one of the following standards-

	-	the Guideline Premium Test, or

	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

-	If the Guideline Premium Test applies, You have a choice of two death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus your Account Value (Option B).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

-	After the first Policy Year, You may-

-	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

-	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

-	We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-	It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

-
This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years.  “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it.  The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy.  See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period
&ltR&gt
You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy.  Please see the Right To Return Policy Period section on pages 12-13 for additional detail.&lt/R&gt

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1]

Premium Tax
Maximum Charge:
Current Charge:

DAC Tax
Maximum Charge:

Sales Load on Premium up to and Including Target Premium[2]
Maximum Charge:

Sales Load on Premium in Excess of Target Premium[2]
Maximum Charge:
	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt	(as a % of premium) 4% 2% 1.25% 8.75% 2.25%
Illustration Charge Maximum Charge:	Upon fulfillment of illustration request	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	Daily	(On the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year
Monthly Expense Charge	At the beginning of each Policy Month	$13.75
Loan Interest[6]	At the end of each Policy Year	(as a % of Policy Debt)
Maximum Charge:		5.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $20.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit (“APB”) Rider[7]

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge:
Representative Owner Cost of Insurance Charge[4]:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
&ltR&gt
ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.28%	3.11%

1The Expense Charge Applied to Premium is deducted from premium received.
2The Sales Load on Premium up to and Including Target Premium in Policy Years 2-7 is guaranteed not to exceed 8.75%.  The Load is not applicable beyond Policy Year 7.  The Sales Load on Premium in Excess of Target Premium in Policy Years 2-7 is guaranteed not to exceed 2.25%.  The Load is not applicable beyond Policy Year 7.
3The charge varies based on the length of time the Policy has been in force, the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.
4It is assumed the Owner and the Insured are the same person.
5The Mortality and Expense Risk Charge is deducted in all Policy Years.  The charge shown is an annual charge.  The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 5.0% in Policy Years 1-10 and 4.25% thereafter.
7The charge varies based on the length of time the Rider has been in force and the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.&lt/R&gt

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law.  We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers’ assets.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.  Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.  An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account.  We may credit a higher rate of interest but are not obligated to do so.

About the Policy

This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance.  To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Initial Premium Payment.  A Minimum Premium will be due and payable as of the Issue Date.  The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date.  The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied, which will be the latest of-

-	the Issue Date, or

-	the date we approve the application for the Policy, or

-	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

-
the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

-	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of  premium payments made and premium payments made plus money market return.  Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceeds these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual or semiannual.  We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium.  We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages in the policy application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Principal Office.  An allocation change will be effective as of the date our Principal Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account.  This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)
&ltR&gt
The Policy may be issued with an APB Rider.  This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit.  You will be required to specify the initial APB Rider Face Amount in the policy application.&lt/R&gt

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction.  This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium.  Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount.  Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.  Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.
&ltR&gt
If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically.  An APB Rider will also terminate on the earliest of-

-	our receipt of your written request for termination,

-	the lapse of the Policy because of insufficient value, or

-	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

-	the termination of the Policy.
&lt/R&gt

Maturity Date Extension Rider
&ltR&gt
You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies).  No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made.  The Base Death Benefit will be equal to the Account Value.  There is no charge for this rider.&lt/R&gt

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, and may be subject to tax consequences.  We recommend that You receive counsel from your tax adviser.  This rider may not be available in all states.

Enhanced Cash Surrender Value Endorsement

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The benefit is a return of a certain percentage of premium paid.  Percentages for each Policy Year are shown in this endorsement.  The amount available for Policy loan or partial surrender will not increase due to this endorsement.  For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement.  This endorsement may not be available in all states and is provided at no charge.

Fixed Account Endorsement

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

Directed Deductions Endorsement

All Policies include the Directed Deductions Endorsement.  This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken.  This endorsement may not be available in all states and is provided at no charge.  If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any APB Rider Death Benefit, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options.  The Policy has two death benefit options. You will be required to select one of them in the Policy application.

  Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy's Specified Face Amount, or

-	the Account Value multiplied by the applicable Death Benefit Percentage.

  Option B-Specified Face Amount Plus Account Value.  Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Account Value, or

-	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option.  If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to our Principal Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value.  If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value.  In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test.  The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy.  You should consult a qualified tax adviser before changing the death benefit option.

APB Rider Death Benefit.  The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.  In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change.  Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible.  You must send your request for a change to our Principal Office in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test.  The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy.  You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Rider Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options.  The Account Value in the investment options on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the investment options, minus

-	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

-	any amounts transferred by You to the investment options during the current Valuation Period, minus

-	any amounts transferred by You from the investment options during the current Valuation Period, plus

-	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, minus

-	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

-	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the "ex-dividend date” occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

-	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”.  Policy Debt is not part of the Loan Account.  Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise.  If the Policy terminates by reason of insufficient value, there is no right to reinstate the coverage.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Principal Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

-	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Principal Office.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured.  The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the partial surrender among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options on the date of partial surrender.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made.  We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.  You may allocate the policy loan among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time before Maturity.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account.  You may allocate the loan repayment among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

-	the SEC, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Charges, Deductions and Refunds

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the "DAC tax" in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium.  There are no sales load charges after Policy Year 7.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender.  If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets.  Our current effective annual rates as a percentage of assets are-

-	0.40% for Policy Years 1 through 10;

-	0.25% for Policy Years 11 through 20; and

-	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge.  We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month.  Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.  Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  This charge is made, in arrears, at the end of each Policy Month.  We may realize a profit from this charge.  If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively.  The minimum charge is $0.03 and the representative owner charge is $0.09.   A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.
&ltR&gt
Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.&lt/R&gt
&ltR&gt
APB Rider Charge.  The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy.  We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider.  For Policies with an Investment Start Date on or after January 1, 2009, the rates are based on 125% of the 2001 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.  For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.&lt/R&gt

Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 26.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at page 22.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Termination of Policy

The Policy will terminate at the earliest of-

-	the date we receive your request to surrender, or

-	the expiration date of the grace period due to insufficient value, or

-	the date of Insured’s death; or

-	the date of maturity.

Other Policy Provisions

Alteration.  Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in satisfactory written form.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.  We are not responsible for the validity or legal effect of any assignment.

Rights of Owner.  While the Insured is alive, unless You have assigned any of these rights, You may-

-	transfer ownership to a new owner;

-	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

-	change or revoke a contingent owner;

-	change or revoke a beneficiary; and

-	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice of the requested action.  The request must be filed at our Principal Office and must be in satisfactory written form.  Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.

Rights of Beneficiary.  The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on those loans.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Conversion.  You may convert the Policy into a flexible premium universal life policy offered by an affiliate, Sun Life Assurance Company of Canada, during the first 24 months after the Issue Date while the Policy is in force.  Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy.  Our affiliate will issue the new policy with the same Class and rating as the Policy without new evidence of the Insured’s insurability.  This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy.  Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex.  If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide.  Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds.  We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy.  We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments.  Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future.  In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds.  This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Portfolio refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund.  Total return of the Portfolio, net of Mortality & Expense Risk Charges, refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge.  Other charges, fees and expenses payable under the Policy are not deducted from the performance information.  Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund’s or Sub-Account’s performance had been constant over the entire period.  Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results.

We may compare performance information in reports and promotional literature, to-

-
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-
other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-	the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to policyowners and prospective policyowners.  Topics may include-

-
the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, short-term trading, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-	the advantages and disadvantages of investing in tax-deferred and taxable investments;

-	customer profiles and hypothetical purchase and investment scenarios;

-	financial management and tax and retirement planning; and

-	investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 1997.  We may, however, advertise return data based on the period of time that the Funds have been in existence.  The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.  Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
&ltR&gt
During 2006, 2007 and 2008, commissions of $4,099,416, $1,857,242 and $1,119,958 respectively were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.&lt/R&gt

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico.  Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico.  However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.
&ltR&gt
IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, you should consult with a competent tax advisor on the potential impact of IRS Notice 2006-95.&lt/R&gt

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account.  You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.
&ltR&gt
Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.&lt/R&gt

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.
&ltR&gt
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.&lt/R&gt

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds.  Tax obligations will depend on your individual circumstances and those of the beneficiary.  Please contact your tax advisor.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure
&ltR&gt
We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales. &lt/R&gt

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts
&ltR&gt
Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.&lt/R&gt

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms
&ltR&gt
Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.  The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk-The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium-The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date,

-	the Business Day we approve the application for a Policy, or

-	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy.  The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Our Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.  The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death.  The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender-The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each investment option.

Unit Value-The value of each Unit of assets in an investment option.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You-is the owner of the Policy.
&lt/R&gt

Appendix B
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•  Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.
&ltR&gt
We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.&lt/R&gt

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

&ltR&gt1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.&lt/R&gt

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.
&ltR&gt
Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.&lt/R&gt

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-65048
Investment Company Act File No. 811-07837
PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

&ltR&gtMay 1, 2009

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated May 1, 2009.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-888-594-2654.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STRENGTH AND CREDIT RATINGS
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G
FINANCIAL STATEMENTS OF THE COMPANY
&lt/R&gt

1

THE COMPANY AND THE VARIABLE ACCOUNT
&ltR&gt
Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.  Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.&lt/R&gt

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account is fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
&ltR&gt
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.&lt/R&gt

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

2

o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

o	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
&ltR&gt
During 2006, 2007 and 2008, commissions of $4,099,416, $1,857,242 and $1,119,958 respectively were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.&lt/R&gt

3

THE POLICY
&ltR&gt
To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.&lt/R&gt

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4%.
&ltR&gt
We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in PolicyYears 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.&lt/R&gt

Sales Load Refund at Surrender.  If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.
&ltR&gt
Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.&lt/R&gt

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

4

&ltR&gtFINANCIAL STRENGTH AND CREDIT RATINGS

Financial strength and credit ratings risk is the risk of a downgrade by rating agencies of the Company’s financial strength and/or credit ratings.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under insurance policies. In recent months, the rating agencies have placed a negative outlook on the North American life insurance industry, as a result of the deterioration of global equity and credit markets. Three independent rating agencies have lowered the Company’s financial strength ratings. On March 6, 2009, Standard & Poor’s lowered the Company’s financial strength rating from AA+ (very strong) to AA (very strong). On February 27, 2009, A.M. Best lowered the Company’s financial strength rating from A++ (superior) to A+ (superior). On February 12, 2009, Moody’s lowered the Company’s financial strength rating from Aa2 (excellent) to Aa3 (excellent).

A material downgrade in the Company’s financial strength ratings may have an adverse effect on its financial condition and results of operations through loss of sales, higher levels of surrenders and withdrawals, higher reinsurance and may potentially require the Company to reduce prices for products and services to remain competitive. &lt/R&gt

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

4

&ltR&gtREPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. Basic Value Fund Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. Dynamics Fund Sub-Account, AIM V.I. Mid Cap Core Equity Fund Sub-Account, AIM V.I. Small Cap Equity Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, Alger American MidCap Growth Portfolio Sub-Account, Alger American Small Cap Growth Portfolio Sub-Account, Alliance Bernstein VPS Global Technology Portfolio Sub-Account, AllianceBernstein VPS Growth and Income Portfolio Sub-Account, AllianceBernstein VPS International Growth Portfolio Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Portfolio Sub-Account, American Fund IS Growth Fund Sub-Account, American Fund IS Global Growth Fund Sub-Account, American Fund IS International Fund Sub-Account, BlackRock Value Opportunities V.I. Fund Sub-Account, Columbia Marsico International Opportunities Fund Variable Series Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Delaware VIP REIT Series Sub-Account, Delaware VIP Small Cap Value Series Sub-Account, Delaware VIP Trend Series Sub-Account, Dreyfus IP Mid Cap Stock Portfolio Sub-Account, Dreyfus VIF Appreciation Portfolio Sub-Account, Dreyfus VIF Developing Leaders Portfolio Sub-Account, Dreyfus VIF Growth and Income Portfolio Sub-Account, Dreyfus VIF Quality Bond Portfolio Sub-Account, Dreyfus Stock Index Fund Sub-Account, DWS Dreman High Return Equity VIP Sub-Account, DWS Small Mid Cap Value VIP Sub-Account, DWS Small Cap Index VIP Class B Sub-Account, DWS Dreman Small Cap Index VIP Class A Sub-Account, Fidelity VIP Growth Portfolio SC 2 Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Fidelity VIP Overseas Portfolio SC 2 Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP High Income Portfolio Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Money Market Portfolio SC Sub-Account, VIP Money Market Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Freedom 2015 Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Fidelity VIP Freedom 2030 Portfolio Sub-Account, Fidelity VIP Asset Manager Growth Portfolio Sub-Account, Fidelity VIP Investment Grade Bond Portfolio Sub-Account, Fidelity VIP Growth & Income Portfolio Sub-Account, Fidelity VIP Mid Cap Portfolio Sub-Account, Franklin Templeton VIP Franklin Global Real Estate Securities Fund Sub-Account, Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Class 1 Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 1 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 2 Sub-Account, Goldman Sachs VIT Capital Growth Fund Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund Sub-Account, J.P. Morgan Bond Portfolio Sub-Account, J.P. Morgan Small Company Portfolio Sub-Account, J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account, Janus Aspen Perkins Mid Cap Value Portfolio Sub-Account, Lord Abbett Series Fund Growth & Income Portfolio Sub-Account, Lord Abbett Series Fund International Portfolio Sub-Account, Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio SC Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS Bond Portfolio SC Sub-Account, MFS Capital Appreciation Portfolio SC Sub-Account, MFS Capital Appreciation Portfolio Sub-Account, MFS Core Equity Portfolio SC Sub-Account, MFS Emerging Markets Equity Portfolio Sub-Account, MFS Global Governments Portfolio Sub-Account, MFS Government Securities Portfolio SC Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS Growth Portfolio SC Sub-Account, MFS Growth Portfolio Sub-Account, MFS High Yield Portfolio SC Sub-Account, MFS International Growth Portfolio SC Sub-Account, MFS International Growth Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio SC Sub-Account, MFS Mid Cap Growth Portfolio SC Sub-Account, MFS Money Market Portfolio Sub-Account, MFS New Discovery Portfolio SC Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Research International Portfolio Sub-Account, MFS Global Research Portfolio SC Sub-Account, MFS Strategic Income Portfolio SC Sub-Account, MFS Total Return Portfolio SC Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio SC Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value Portfolio SC Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Global Research Portfolio Sub-Account, MFS Value Portfolio Sub-Account, Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account, Neuberger Berman AMT Partners Portfolio Sub-Account, Neuberger Berman AMT Regency Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund/VA Sub-Account, Oppenheimer Global Securities Fund/VA Sub-Account, Oppenheimer Main Street Small Cap Fund/VA Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Royce Capital Fund – Small Cap Portfolio Sub-Account, Rydex VT NASDAQ-100® Fund Sub-Account, Rydex VT Nova Fund Sub-Account, Sun Capital WMC Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital Oppenheimer Large Cap Core Fund Sub-Account, Sun Capital Global Real Estate Fund Sub-Account, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T-Rowe Price New America Growth Portfolio Sub-Account, Van Kampen LIT Comstock Portfolio Sub-Account, Van Kampen LIT Growth and Income Portfolio Sub-Account, Van Kampen UIF Mid Cap Growth Portfolio Sub-Account, and Wanger U.S.A. Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value
AIM V.I. Basic Value Fund Sub-Account (AI6)	5,142	$51,352	$21,080
AIM V.I. Capital Appreciation Fund Sub-Account (AI1)	91,976	2,002,158	1,553,475
AIM V.I. Core Equity Fund Sub-Account (AI3)	958	25,543	18,925
AIM V.I. Dynamics Fund Sub-Account (IV1)	1,133	19,559	11,314
AIM V.I. International Growth Fund Sub-Account (AI4)	83,254	2,450,187	1,622,630
AIM V.I. Mid Cap Core Equity Fund Sub-Account (A22)	854	11,250	7,336
AIM V.I. Small Cap Equity Fund Sub-Account (ASC)	3,028	46,089	32,153
Alger American MidCap Growth Portfolio Sub-Account (AL4)	230,082	3,426,397	1,619,775
Alger American SmallCap Growth Portfolio Sub-Account (AL3)	1,938	51,682	34,069
AllianceBernstein International Growth Portfolio Sub-Account (AN4)	101,153	2,390,451	1,255,307
AllianceBernstein Global Technology Portfolio Sub-Account (AN2)	1,924	33,603	20,527
AllianceBernstein Growth and Income Portfolio Sub-Account (AN3)	6,176	148,884	80,108
AllianceBernstein International Value Portolio Sub-Account (IVP)	1,145,966	24,219,749	12,662,923
AllianceBernstein Small Cap Growth Portfolio Sub-Account (AN5)	16,698	223,876	137,922
AllianceBernstein Small/Mid Cap Value Portfolio Sub-Account (ASM)	15,438	199,979	153,148
American Fund IS Growth Fund Sub-Account (AFG)	5,497	180,670	182,884
American Fund IS Global Growth Fund Sub-Account (AGF)	-	-	-
American Fund IS International Fund Sub-Account (AIF)	25,896	294,057	315,669
BlackRock Value Opportunities V.I. Fund Sub-Account (MLV)	174,014	3,888,476	1,881,096
Columbia Marsico International Opportunities Fund, Variable Series Sub-Account (NMI)	29,388	669,884	307,107
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	4,733	98,743	53,060
Delaware VIP REIT Series Sub-Account (DRS)	38,019	442,812	252,446
Delaware VIP Small Cap Value Series Sub-Account (DSV)	118,955	3,030,532	2,217,317
Delaware VIP Trend Series Sub-Account (DTS)	7,472	232,799	124,104
Dreyfus IP MidCap Stock Portfolio Sub-Account (DMC)	2,345	28,510	18,410
Dreyfus Stock Index Fund Sub-Account (DSI)	2,161,784	72,462,410	49,677,793
Dreyfus VIF Appreciation Portfolio Sub-Account (DCA)	21,479	848,151	620,319
Dreyfus VIF Developing Leaders Portfolio Sub-Account (DSC)	78,042	3,200,716	1,483,575
Dreyfus VIF Growth and Income Portfolio Sub-Account (DGI)	764	16,631	10,138
Dreyfus VIF Quality Bond Portfolio Sub-Account (DQB)	18,653	201,188	188,583
DWS Dreman High Return Equity VIP Sub-Account (SHR)	1,554	10,524	9,652
DWS Dreman Small Mid Cap Value VIP Sub-Account (SCV)	18,576	178,521	147,310
DWS Small Cap Index VIP: Class A Sub-Account (SSI)	282,351	3,603,098	2,436,685
DWS Small Cap Index VIP: Class B Sub-Account (SSC)	167,121	2,322,242	1,440,582
Fidelity VIP Freedom 2015 Portfolio Sub-Account (FF1)	3,274	37,256	26,812
Fidelity VIP Freedom 2020 Portfolio Sub-Account (FF2)	2,240	25,993	17,269
Fidelity VIP Freedom 2030 Portfolio Sub-Account (FF3)	2,318	22,845	16,503
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account (AMG)	2,191	28,913	21,207
Fidelity VIP Contrafund Portfolio Sub-Account (FL1)	114,825	3,134,608	1,738,451
Fidelity VIP Contrafund Portfolio Sub-Account (FCN)	642,499	17,563,036	9,888,062
Fidelity VIP Equity Income Portfolio Sub-Account (FE2)	68,880	1,476,980	907,837
Fidelity VIP Equity Income Portfolio Sub-Account (FEI)	130,195	3,230,446	1,715,971
Fidelity VIP Growth & Income Portfolio Sub-Account (FVG)	31,386	444,483	275,881
Fidelity VIP Growth Portfolio SC 2 Sub-Account (FL3)	24,572	907,700	572,765
Fidelity VIP Growth Portfolio Sub-Account (FGP)	25,019	1,048,677	588,701
Fidelity VIP High Income Portfolio Sub-Account (FHI)	184,165	1,084,438	729,295
Fidelity VIP Index 500 Portfolio Sub-Account (FIP)	239	30,602	23,741

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Assets (continued)
Investments at fair value:	Shares	Cost	Value
Fidelity VIP Investment Grade Bond Portfolio Sub-Account (FIG)	1,724,752	$21,429,957	$20,421,062
Fidelity VIP Mid Cap Portfolio Sub-Account (FMC)	86,138	2,277,226	1,587,531
Fidelity VIP Money Market Portfolio SC Sub-Account (FL5)	67,605,637	67,605,637	67,605,637
Fidelity VIP Money Market Portfolio Sub-Account (FMM)	158,520	158,520	158,520
Fidelity VIP Overseas Portfolio SC 2 Sub-Account (FL2)	62,142	1,254,235	750,050
Fidelity VIP Overseas Portfolio Sub-Account (FOF)	23,094	484,139	281,059
Franklin Global Real Estate Securities Fund Sub-Account (FRE)	11,084	257,984	120,151
Franklin Small-Mid Cap Growth Securities Fund Sub-Account (FSC)	41,018	790,330	494,673
Goldman Sachs Capital Growth Fund Sub-Account (GS7)	5,531	62,489	40,933
Goldman Sachs Structured U.S. Equity Fund Sub-Account (GS3)	9,276	120,350	74,118
J.P. Morgan Bond Portfolio Sub-Account (JBP)	646,903	7,336,817	5,563,369
J.P. Morgan Small Company Portfolio Sub-Account (JP3)	51,529	780,627	507,042
J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account (JP1)	8,516	114,547	87,711
Janus Aspen Perkins Mid Cap Value Portfolio Sub-Account (MVP)	309,927	4,827,546	3,319,322
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account (LA1)	137,252	3,604,287	2,370,337
Lord Abbett Series Fund International Portfolio Sub-Account (LA3)	8,804	86,328	43,933
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account (LA2)	321,274	6,006,178	3,376,592
MFS Blended Research Core Equity Portfolio SC Sub-Account (MFL)	9,188	308,647	207,843
MFS Blended Research Core Equity Portfolio Sub-Account (MF9)	569	18,889	12,964
MFS Bond Portfolio SC Sub-Account (MF7)	23,215	239,421	209,862
MFS Capital Appreciation Portfolio SC Sub-Account (MFD)	117	2,281	1,658
MFS Capital Appreciation Portfolio Sub-Account (MF1)	2,822	51,587	40,242
MFS Core Equity Portfolio SC Sub-Account (RG1)	9,732	158,744	91,094
MFS Emerging Markets Equity Portfolio Sub-Account (EME)	124,067	1,638,855	1,101,715
MFS Global Governments Portfolio Sub-Account (GGR)	6,063	92,015	64,393
MFS Government Securities Portfolio SC Sub-Account (MFK)	6,830	86,086	89,808
MFS Government Securities Portfolio Sub-Account (MF6)	350,721	4,353,256	4,640,043
MFS Growth Portfolio SC Sub-Account (MFF)	6,603	131,867	90,790
MFS Growth Portfolio Sub-Account (MF2)	878	17,873	12,285
MFS High Yield Portfolio SC Sub-Account (MFC)	12,903	85,010	54,320
MFS International Growth Portfolio SC Sub-Account (IG1)	144,590	2,246,224	1,278,179
MFS International Growth Portfolio Sub-Account (IGS)	889,471	13,317,684	7,916,289
MFS Massachusetts Investors Growth Stock Portfolio SC Sub-Account (M1B)	113,230	1,237,052	819,783
MFS Mid Cap Growth Portfolio SC Sub-Account (MC1)	30,512	175,825	98,248
MFS Money Market Portfolio Sub-Account (MMS)	108,683,614	108,683,614	108,683,614
MFS New Discovery Portfolio SC Sub-Account (M1A)	80,125	1,097,437	655,426
MFS New Discovery Portfolio Sub-Account (M10)	1,464	23,989	12,255
MFS Research International Portfolio Sub-Account (RIS)	484,461	7,962,005	4,815,547
MFS Global Research Portfolio SC Sub-Account (RE1)	27,661	460,272	365,406
MFS Strategic Income Portfolio SC Sub-Account (SI1)	20,489	214,354	170,059
MFS Total Return Portfolio SC Sub-Account (MFJ)	232,897	4,338,949	3,190,689
MFS Total Return Portfolio Sub-Account (TRS)	211,712	3,838,181	2,927,978
MFS Utilities Portfolio SC Sub-Account (MFE)	17,481	458,930	269,733
MFS Utilities Portfolio Sub-Account (MF5)	29,294	645,155	456,691
MFS Value Portfolio SC Sub-Account (MV1)	61,319	1,027,362	650,599
MFS/Sun Life Massachusetts Investors Growth Stock Portfolio
Sub-Account (M11)	12,885	117,419	94,062

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Assets (continued)
Investments at fair value:	Shares	Cost	Value
MFS Global Research Portfolio Sub-Account (RES)	361	$6,633	$4,805
MFSValue Portfolio Sub-Account (EIS)	79,803	1,151,770	853,889
Mutual Shares Securities Fund Sub-Account (FSS)	40,192	716,136	479,085
Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account (NLM)	7,751	87,878	83,017
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account (NMC)	470	11,981	7,594
Neuberger Berman AMT Partners Portfolio Sub-Account (NPP)	2,193	38,806	15,589
Neuberger Berman AMT Regency Portfolio Sub-Account (NAR)	129,356	2,058,522	1,112,465
Oppenheimer Capital Appreciation Fund/VA Sub-Account (OCF)	265,767	9,367,224	6,822,231
Oppenheimer Global Securities Fund/VA Sub-Account (OGS)	173,450	5,437,691	3,505,419
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account (OSC)	164,131	2,799,619	1,747,995
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account (PMB)	5,820	78,169	60,061
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account (PM2)	10,730	113,515	110,736
PIMCO VIT High Yield Portfolio Sub-Account (PHY)	549,189	4,180,751	3,108,412
PIMCO VIT Low Duration Portfolio Sub-Account (PLD)	49,123	504,333	475,508
PIMCO VIT Real Return Portfolio Sub-Account (PRR)	1,256,949	15,106,376	14,153,243
PIMCO VIT Total Return Portfolio Sub-Account (PTR)	4,613,741	47,465,301	47,567,668
Royce Capital Fund - Small Cap Portfolio Sub-Account (SCP)	282,046	2,647,407	1,810,736
Rydex VT NASDAQ-100 Fund® Sub-Account (RX2)	11	168	120
Rydex VT Nova Fund Sub-Account (RX1)	3,225	30,174	14,672
SC WMC Blue Chip Mid Cap Fund Sub-Account (SC5)	444,845	7,456,652	4,145,958
SC Davis Venture Value Fund Sub-Account (SC7)	6,865	89,688	57,254
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	38,327	522,956	296,647
SC Oppenheimer Large Cap Core FundSub-Account (SCM)	53,142	546,036	356,052
Sun Capital Global Real Estate Fund® Sub-Account (SC3)	632,000	11,986,440	5,681,681
Sun Capital Investment Grade Bond Fund® Sub-Account (SC2)	374,015	3,552,889	2,932,281
Sun Capital Money Market Fund® Sub-Account (SC1)	42,514,382	42,514,382	42,514,382
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	161,967	1,650,602	1,098,136
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	1,324,590	30,235,469	18,994,624
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	5,555	110,765	70,881
Templeton Foreign Securities Fund: Class 1 Sub-Account (TFS)	268,348	4,439,812	2,938,412
Templeton Foreign Securities Fund: Class 2 Sub-Account (FTI)	8,110	148,231	87,266
Templeton Growth Securities Fund: Class 1 Sub-Account (TSF)	622,587	8,451,516	5,192,379
Templeton Growth Securities Fund: Class 2 Sub-Account (FTG)	4,958	70,123	40,656
Van Kampen LIT Comstock Portfolio Sub-Account (VCP)	81,399	931,790	671,538
Van Kampen LIT Growth and Income Portfolio Sub-Account (VGI)	20,097	424,680	276,138
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account (VMG)	621,616	6,425,816	3,611,590
Wanger USA (USC)	25,464	809,024	491,454
Total investments		638,442,205	514,334,106

Total assets		$638,442,205	$514,334,106

Liabilities
Payable to sponsor			$-

Total liabilities			$-

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets:	Units	Total Value
AI6	3,332	$21,080
AI1	209,637	1,553,475
AI3	1,480	18,925
IV1	1,082	11,314
AI4	110,607	1,622,630
A22	722	7,336
ASC	4,690	32,153
AL4	226,556	1,619,775
AL3	5,869	34,069
AN4	72,117	1,255,307
AN2	2,408	20,527
AN3	8,291	80,108
IVP	1,978,025	12,662,923
AN5	13,041	137,922
ASM	25,855	153,148
AFG	19,545	182,884
AGF	-	-
AIF	31,758	315,669
MLV	222,819	1,881,096
NMI	51,948	307,107
DGO	5,850	53,060
DRS	23,668	252,446
DSV	221,133	2,217,317
DTS	17,222	124,104
DMC	2,456	18,410
DSI	6,475,528	49,677,793
DCA	57,442	620,319
DSC	182,948	1,483,575
DGI	1,250	10,138
DQB	12,661	188,583
SHR	1,264	9,652
SCV	14,816	147,310
SSI	265,760	2,436,685
SSC	114,039	1,440,582
FF1	3,223	26,812
FF2	2,219	17,269
FF3	2,270	16,503
AMG	2,848	21,207
FL1	139,337	1,738,451
FCN	570,465	9,888,062
FE2	146,479	907,837
FEI	143,744	1,715,971
FVG	32,977	275,881
FL3	69,379	572,765

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets (continued):	Units	Total Value
FGP	56,204	$588,701
FHI	76,201	729,295
FIP	1,848	23,741
FIG	1,230,661	20,421,062
FMC	211,333	1,587,531
FL5	5,750,070	67,605,637
FMM	-	-
FL2	57,419	750,050
FOF	27,179	281,059
FRE	18,928	120,151
FSC	61,296	494,673
GS7	5,061	40,933
GS3	7,755	74,118
JBP	386,843	5,563,369
JP3	40,337	507,042
JP1	8,926	87,711
MVP	382,067	3,319,322
LA1	215,517	2,370,337
LA3	4,747	43,933
LA2	312,155	3,376,592
MFL	21,425	207,843
MF9	1,470	12,964
MF7	19,902	209,862
MFD	196	1,658
MF1	4,948	40,242
RG1	14,946	91,094
EME	155,024	1,101,715
GGR	4,034	64,393
MFK	6,354	89,808
MF6	237,914	4,640,043
MFF	8,505	90,790
MF2	1,022	12,285
MFC	4,703	54,320
IG1	99,532	1,278,179
IGS	949,836	7,916,289
M1B	94,444	819,783
MC1	15,256	98,248
MMS	8,108,607	108,683,614
M1A	72,033	655,426
M10	1,551	12,255
RIS	426,650	4,815,547
RE1	35,309	365,406
SI1	15,877	170,059
MFJ	262,109	3,190,689

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets (continued):	Units	Total Value
TRS	177,925	$2,927,978
MFE	15,965	269,733
MF5	24,029	456,691
MV1	56,591	650,599
M11	13,621	94,062
RES	522	4,805
EIS	80,947	853,889
FSS	50,388	479,085
NLM	6,246	83,017
NMC	676	7,594
NPP	1,599	15,589
NAR	135,646	1,112,465
OCF	899,728	6,822,231
OGS	351,432	3,505,419
OSC	190,358	1,747,995
PMB	3,187	60,061
PM2	11,773	110,736
PHY	236,053	3,108,412
PLD	41,703	475,508
PRR	1,115,487	14,153,243
PTR	3,473,090	47,567,668
SCP	229,176	1,810,736
RX2	22	120
RX1	3,006	14,672
SC5	261,330	4,145,958
SC7	5,130	57,254
SCB	26,010	296,647
SCM	36,215	356,052
SC3	300,766	5,681,681
SC2	219,218	2,932,281
SC1	3,584,772	42,514,382
TBC	134,858	1,098,136
REI	1,581,165	18,994,624
RNA	9,164	70,881
TFS	271,286	2,938,412
FTI	5,768	87,266
TSF	389,326	5,192,379
FTG	3,189	40,656
VCP	77,068	671,538
VGI	27,315	276,138
VMG	373,569	3,611,590
USC	74,422	491,454
Net Assets Applicable to Contract Owners		514,175,586
Net Assets Applicable to Sponsor (1)	10,000	158,520
Total net assets		$514,334,106

(1) All net assets applicable to the Sponsor are held in Fidelity VIP Money Market Portfolio (“FMM”)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AI6	AI1	AI3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$314	$-	$552
Net investment income	314	-	552
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(1,072)	1,233	(1,045)
Realized gain distributions	6,790	-	-
Net realized gains (losses)	5,718	1,233	(1,045)
Net change in unrealized appreciation/depreciation	(28,248)	(1,157,288)	(11,743)
Net realized and change in unrealized losses	(22,530)	(1,156,055)	(12,788)
Decrease in net assets from operations	$(22,216)	$(1,156,055)	$(12,236)

	IV1	AI4	A22
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$11,271	$153
Net investment income	-	11,271	153
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(263)	(83,544)	(10,007)
Realized gain distributions	-	27,254	1,112
Net realized losses	(263)	(56,290)	(8,895)
Net change in unrealized appreciation/depreciation	(8,904)	(1,050,957)	858
Net realized and change in unrealized losses	(9,167)	(1,107,247)	(8,037)
Decrease in net assets from operations	$(9,167)	$(1,095,976)	$(7,884)

	ASC	AL4	AL3(1)
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$2,982	$-
Net investment income	-	2,982	-
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(7,361)	(112,323)	(391)
Realized gain distributions	139	619,409	203
Net realized (losses) gains	(7,222)	507,086	(188)
Net change in unrealized appreciation/depreciation	(11,271)	(1,916,921)	(17,613)
Net realized and change in unrealized losses	(18,493)	(1,409,835)	(17,801)
Decrease in net assets from operations	$(18,493)	$(1,406,853)	$(17,801)

(1) For the period of February 7, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	AN4	AN2	AN3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$2,072
Net investment income	-	-	2,072
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(66,951)	361	(16,218)
Realized gain distributions	32,045	-	21,378
Net realized (losses) gains	(34,906)	361	5,160

Net change in unrealized appreciation/depreciation	(1,011,234)	(17,454)	(69,163)
Net realized and change in unrealized losses	(1,046,140)	(17,093)	(64,003)
Decrease in net assets from operations	$(1,046,140)	$(17,093)	$(61,931)

	IVP	AN5	ASM(2)
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$192,116	$-	$383
Net investment income	192,116	-	383
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(1,120,340)	681	(33,731)
Realized gain distributions	1,059,599	-	5,450
Net realized (losses) gains	(60,741)	681	(28,281)

Net change in unrealized appreciation/depreciation	(12,190,538)	(98,016)	(46,831)
Net realized and change in unrealized losses	(12,251,279)	(97,335)	(75,112)
Decrease in net assets from operations	$(12,059,163)	$(97,335)	$(74,729)

	AFG(3)	AGF(4)	AIF(5)
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,979	$-	$8,049
Net investment income	1,979	-	8,049
Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	4	7,713	(51)
Realized gain distributions	-	-	-
Net realized gains (losses)	4	7,713	(51)
Net change in unrealized appreciation/depreciation	2,214	-	21,612
Net realized and change in unrealized gains	2,218	7,713	21,561
Increase in net assets from operations	$4,197	$7,713	$29,610

(2) For the period of March 27, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
(3) For the period of December 8, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
(4) For the period of November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
(5) For the period of November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MLV	NMI(6)	DGO
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19,660	$5,959	$-
Net investment income	19,660	5,959	-
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(30,536)	(18,104)	(2,452)
Realized gain distributions	82,552	90,956	8,891
Net realized gains	52,016	72,852	6,439
Net change in unrealized appreciation/depreciation	(1,283,006)	(362,777)	(43,942)
Net realized and change in unrealized losses	(1,230,990)	(289,925)	(37,503)
Decrease in net assets from operations	$(1,211,330)	$(283,966)	$(37,503)

	DRS	DSV	DTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,927	$15,886	$-
Net investment income	6,927	15,886	-
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(84,499)	(255,066)	(6,644)
Realized gain distributions	107,652	139,181	33,730
Net realized gains (losses)	23,153	(115,885)	27,086
Net change in unrealized appreciation/depreciation	(157,039)	(608,699)	(118,906)
Net realized and change in unrealized losses	(133,886)	(724,584)	(91,820)
Decrease in net assets from operations	$(126,959)	$(708,698)	$(91,820)

	DMC	DSI	DCA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$426	$1,342,869	$7,532
Net investment income	426	1,342,869	7,532
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(22,299)	(842,101)	(5,057)
Realized gain distributions	6,904	-	28,058
Net realized (losses) gains	(15,395)	(842,101)	23,001
Net change in unrealized appreciation/depreciation	(6,761)	(30,473,818)	(254,196)
Net realized and change in unrealized losses	(22,156)	(31,315,919)	(231,195)
Decrease in net assets from operations	$(21,730)	$(29,973,050)	$(223,663)

(6) For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	DSC	DGI	DQB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19,964	$94	$235,204
Net investment income	19,964	94	235,204
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(95,032)	(425)	(533,095)
Realized gain distributions	119,622	1,719	-
Net realized gains (losses)	24,590	1,294	(533,095)
Net change in unrealized appreciation/depreciation	(956,277)	(8,224)	88,430
Net realized and change in unrealized losses	(931,687)	(6,930)	(444,665)
Decrease in net assets from operations	$(911,723)	$(6,836)	$(209,461)

	SHR	SCV	SSI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,016	$5,973	$55,253
Net investment income	1,016	5,973	55,253
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(86,559)	(209,297)	(244,782)
Realized gain distributions	6,413	146,148	351,335
Net realized (losses) gains	(80,146)	(63,149)	106,553
Net change in unrealized appreciation/depreciation	3,912	(17,756)	(1,064,722)
Net realized and change in unrealized losses	(76,234)	(80,905)	(958,169)
Decrease in net assets from operations	$(75,218)	$(74,932)	$(902,916)

	SSC	FF1(7)	FF2(8)
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$24,101	$921	$585
Net investment income	24,101	921	585
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(82,876)	(354)	(355)
Realized gain distributions	184,298	869	639
Net realized gains	101,422	515	284
Net change in unrealized appreciation/depreciation	(860,100)	(10,444)	(8,724)
Net realized and change in unrealized losses	(758,678)	(9,929)	(8,440)
Decrease in net assets from operations	$(734,577)	$(9,008)	$(7,855)

(7) For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
(8) For the period of March 28, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FF3 (9)	AMG	FL1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$516	$-	$20,014
Net investment income	516	-	20,014
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(246)	154	(193,167)
Realized gain distributions	928	-	64,095
Net realized gains (losses)	682	154	(129,072)
Net change in unrealized appreciation/depreciation	(6,342)	(13,244)	(1,063,906)
Net realized and change in unrealized losses	(5,660)	(13,090)	(1,192,978)
Decrease in net assets from operations	$(5,144)	$(13,090)	$(1,172,964)

	FCN	FE2	FEI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$142,744	$33,539	$63,465
Net investment income	142,744	33,539	63,465
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(1,512,072)	(16,762)	(8,968)
Realized gain distributions	336,216	379	2,536
Net realized losses	(1,175,856)	(16,383)	(6,432)
Net change in unrealized appreciation/depreciation	(5,693,290)	(528,170)	(1,341,492)
Net realized and change in unrealized losses	(6,869,146)	(544,553)	(1,347,924)
Decrease in net assets from operations	$(6,726,402)	$(511,014)	$(1,284,459)

	FVG	FL3	FGP
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,868	$5,261	$7,538
Net investment income	4,868	5,261	7,538
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(13,324)	(8,851)	21,044
Realized gain distributions	15,882	-	-
Net realized gains (losses)	2,558	(8,851)	21,044
Net change in unrealized appreciation/depreciation	(174,189)	(510,046)	(507,932)
Net realized and change in unrealized losses	(171,631)	(518,897)	(486,888)
Decrease in net assets from operations	$(166,763)	$(513,636)	$(479,350)

(9) For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FHI	FIP	FIG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$82,392	$713	$731,288
Net investment income	82,392	713	731,288
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(30,247)	(247)	(126,609)
Realized gain distributions	-	342	14,200
Net realized (losses) gains	(30,247)	95	(112,409)
Net change in unrealized appreciation/depreciation	(274,454)	(14,859)	(1,279,018)
Net realized and change in unrealized losses	(304,701)	(14,764)	(1,391,427)
Decrease in net assets from operations	$(222,309)	$(14,051)	$(660,139)

	FMC	FL5	FMM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,967	$1,384,400	$4,648
Net investment income	7,967	1,384,400	4,648
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(124,767)	-	-
Realized gain distributions	62,506	-	-
Net realized losses	(62,261)	-	-
Net change in unrealized appreciation/depreciation	(697,381)	-	-
Net realized and change in unrealized losses	(759,642)	-	-
(Decrease) increase in net assets from operations	$(751,675)	$1,384,400	$4,648

	FL2	FOF	FRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$26,958	$10,843	$3,192
Net investment income	26,958	10,843	3,192
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(20,170)	(9,231)	(91,216)
Realized gain distributions	114,325	26,266	58,230
Net realized gains (losses)	94,155	17,035	(32,986)
Net change in unrealized appreciation/depreciation	(659,198)	(213,316)	(80,494)
Net realized and change in unrealized losses	(565,043)	(196,281)	(113,480)
Decrease in net assets from operations	$(538,085)	$(185,438)	$(110,288)

The accompanying notes are an integral part of these financial statements.
.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FSC	GS7	GS3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$70	$1,780
Net investment income	-	70	1,780
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(4,746)	2,618	(13,510)
Realized gain distributions	67,169	-	998
Net realized gains (losses)	62,423	2,618	(12,512)
Net change in unrealized appreciation/depreciation	(337,158)	(32,251)	(42,116)
Net realized and change in unrealized losses	(274,735)	(29,633)	(54,628)
Decrease in net assets from operations	$(274,735)	$(29,563)	$(52,848)

	JBP	JP3	JP1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,085,296	$959	$1,539
Net investment income	1,085,296	959	1,539
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(1,497,182)	(16,069)	(65)
Realized gain distributions	-	53,960	-
Net realized (losses) gains	(1,497,182)	37,891	(65)
Net change in unrealized appreciation/depreciation	(1,203,398)	(298,499)	(46,909)
Net realized and change in unrealized losses	(2,700,580)	(260,608)	(46,974)
Decrease in net assets from operations	$(1,615,284)	$(259,649)	$(45,435)

	MVP	LA1	LA3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$24,131	$45,211	$414
Net investment income	24,131	45,211	414
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(179,111)	(90,047)	(106,292)
Realized gain distributions	433,886	10,584	1,689
Net realized gains (losses)	254,775	(79,463)	(104,603)
Net change in unrealized appreciation/depreciation	(1,384,508)	(1,169,021)	(6,379)
Net realized and change in unrealized losses	(1,129,733)	(1,248,484)	(110,982)
Decrease in net assets from operations	$(1,105,602)	$(1,203,273)	$(110,568)

The accompanying notes are an integral part of these financial statements.
.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	LA2	MFL	MF9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$57,857	$2,684	$257
Net investment income	57,857	2,684	257
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(359,951)	1,661	(220)
Realized gain distributions	193,334	-	-
Net realized (losses) gains	(166,617)	1,661	(220)
Net change in unrealized appreciation/depreciation	(1,857,348)	(111,868)	(7,053)
Net realized and change in unrealized losses	(2,023,965)	(110,207)	(7,273)
Decrease in net assets from operations	$(1,966,108)	$(107,523)	$(7,016)

	MF7	MFD	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,280	$4	$274
Net investment income	11,280	4	274
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(3,405)	(18)	49
Realized gain distributions	-	-	-
Net realized (losses) gains	(3,405)	(18)	49
Net change in unrealized appreciation/depreciation	(31,727)	(952)	(24,367)
Net realized and change in unrealized losses	(35,132)	(970)	(24,318)
Decrease in net assets from operations	$(23,852)	$(966)	$(24,044)

	RG1	EME[13]	GGR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$555	$-	$2,237
Net investment income	555	-	2,237
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(1,215)	(35,002)	34,142
Realized gain distributions	9,719	-	-
Net realized gains (losses)	8,504	(35,002)	34,142
Net change in unrealized appreciation/depreciation	(67,068)	(537,140)	(81,656)
Net realized and change in unrealized losses	(58,564)	(572,142)	(47,514)
Decrease in net assets from operations	$(58,009)	$(572,142)	$(45,277)

13 For the period of May 19, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MFK	MF6	MFF
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$3,540	$197,452	$-
Net investment income	3,540	197,452	-
Net realized and change in unrealized losses:
Net realized gains on sale of shares	32	24,310	4,254
Realized gain distributions	-	-	-
Net realized gains	32	24,310	4,254
Net change in unrealized appreciation/depreciation	2,511	119,839	(76,192)
Net realized and change in unrealized gains (losses)	2,543	144,149	(71,938)
Increase (decrease) in net assets from operations	$6,083	$341,601	$(71,938)

	MF2	MFC	IG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$340	$6,228	$19,466
Net investment income	340	6,228	19,466
Net realized and change in unrealized losses:
Net realized gains (losses) on sale of shares	36,342	(487)	4,252
Realized gain distributions	-	-	329,346
Net realized gains (losses)	36,342	(487)	333,598
Net change in unrealized appreciation/depreciation	(45,574)	(28,537)	(1,209,108)
Net realized and change in unrealized losses	(9,232)	(29,024)	(875,510)
Decrease in net assets from operations	$(8,892)	$(22,796)	$(856,044)

	IGS	M1B	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$135,656	$3,819	$-
Net investment income	135,656	3,819	-
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(816,501)	(2,437)	76,857
Realized gain distributions	1,869,788	-	-
Net realized gains (losses)	1,053,287	(2,437)	76,857
Net change in unrealized appreciation/depreciation	(6,038,568)	(464,605)	(234,736)
Net realized and change in unrealized losses	(4,985,281)	(467,042)	(157,879)
Decrease in net assets from operations	$(4,849,625)	$(463,223)	$(157,879)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MMS	M1A	M10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,325,533	$-	$-
Net investment income	2,325,533	-	-
Net realized and change in unrealized losses:
Net realized gains (losses) on sale of shares	-	20,946	(383)
Realized gain distributions	-	167,406	3,111
Net realized gains	-	188,352	2,728
Net change in unrealized appreciation/depreciation	-	(634,028)	(10,975)
Net realized and change in unrealized losses	-	(445,676)	(8,247)
Increase (decrease) in net assets from operations	$2,325,533	$(445,676)	$(8,247)

	RIS	RE1	SI1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$116,737	$1,822	$14,984
Net investment income	116,737	1,822	14,984
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(859,203)	1,976	(925)
Realized gain distributions	954,544	-	-
Net realized gains (losses)	95,341	1,976	(925)
Net change in unrealized appreciation/depreciation	(3,595,122)	(215,699)	(40,046)
Net realized and change in unrealized losses	(3,499,781)	(213,723)	(40,971)
Decrease in net assets from operations	$(3,383,044)	$(211,901)	$(25,987)

	MFJ	TRS	MFE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$120,570	$126,542	$6,180
Net investment income	120,570	126,542	6,180
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(133,659)	(543,949)	9,774
Realized gain distributions	276,889	267,172	64,643
Net realized gains (losses)	143,230	(276,777)	74,417
Net change in unrealized appreciation/depreciation	(1,171,432)	(916,618)	(248,839)
Net realized and change in unrealized losses	(1,028,202)	(1,193,395)	(174,422)
Decrease in net assets from operations	$(907,632)	$(1,066,853)	$(168,242)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MF5	MV1	M11
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,913	$13,737	$728
Net investment income	9,913	13,737	728
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(92,323)	2,826	2,418
Realized gain distributions	91,149	133,772	-
Net realized (losses) gains	(1,174)	136,598	2,418
Net change in unrealized appreciation/depreciation	(231,812)	(471,132)	(58,015)
Net realized and change in unrealized losses	(232,986)	(334,534)	(55,597)
Decrease in net assets from operations	$(223,073)	$(320,797)	$(54,869)

	RES	EIS	FSS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$42	$3,363	$17,688
Net investment income	42	3,363	17,688
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(60)	(104,781)	(38,715)
Realized gain distributions	-	28,187	22,779
Realized losses	(60)	(76,594)	(15,936)
Net change in unrealized appreciation/depreciation	(2,680)	(288,811)	(236,597)
Net realized and change in unrealized losses	(2,740)	(365,405)	(252,533)
Decrease in net assets from operations	$(2,698)	$(362,042)	$(234,845)

	NLM	NMC	NPP
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,797	$-	$139
Net investment income	18,797	-	139
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(74,448)	16,794	(759)
Realized gain distributions	-	-	4,390
Net realized (losses) gains	(74,448)	16,794	3,631
Net change in unrealized appreciation/depreciation	(11,158)	(34,846)	(20,533)
Net realized and change in unrealized losses	(85,606)	(18,052)	(16,902)
Decrease in net assets from operations	$(66,809)	$(18,052)	$(16,763)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	NAR	OCF	OGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$26,624	$12,791	$52,965
Net investment income	26,624	12,791	52,965
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(337,973)	(1,380,610)	(47,330)
Realized gain distributions	4,919	-	232,723
Net realized (losses) gains	(333,054)	(1,380,610)	185,393
Net change in unrealized appreciation/depreciation	(937,144)	(3,923,388)	(1,990,975)
Net realized and change in unrealized losses	(1,270,198)	(5,303,998)	(1,805,582)
Decrease in net assets from operations	$(1,243,574)	$(5,291,207)	$(1,752,617)

	OSC	PMB	PM2 (11)
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,865	$4,699	$1,686
Net investment income	10,865	4,699	1,686
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(407,217)	(1,144)	(63)
Realized gain distributions	120,648	3,140	5,797
Net realized (losses) gains	(286,569)	1,997	5,734
Net change in unrealized appreciation/depreciation	(1,006,738)	(18,025)	(2,779)
Net realized and change in unrealized (losses) gains	(1,293,307)	(16,028)	2,956
(Decrease) increase in net assets from operations	$(1,282,442)	$(11,329)	$4,641

	PHY	PLD	PRR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$325,302	$12,726	$465,370
Net investment income	325,302	12,726	465,370
Net realized and change in unrealized losses:
Net realized (losses) gains on sale of shares	(565,258)	669	93,057
Realized gain distributions	10,302	7,837	19,900
Net realized (losses) gains	(554,956)	8,506	112,957
Net change in unrealized appreciation/depreciation	(966,929)	(31,590)	(1,492,922)
Net realized and change in unrealized losses	(1,521,885)	(23,084)	(1,379,965)
Decrease in net assets from operations	$(1,196,583)	$(10,358)	$(914,595)

(11) For the period of October 13, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PTR	SCP	RX2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,777,189	$14,664	$-
Net investment income	1,777,189	14,664	-
Net realized and change in unrealized losses:
Net realized gains (losses) on sale of shares	565,690	(44,096)	(40)
Realized gain distributions	928,032	188,519	-
Net realized gains (losses)	1,493,722	144,423	(40)
Net change in unrealized appreciation/depreciation	(1,201,457)	(738,270)	(78)
Net realized and change in unrealized gains (losses)	292,265	(593,847)	(118)
Increase (decrease) in net assets from operations	$2,069,454	$(579,183)	$(118)

	RX1	SC5	SC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$84	$10,434	$785
Net investment income	84	10,434	785
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(613)	(1,009,938)	(9,789)
Realized gain distributions	-	1,232,991	907
Net realized (losses) gains	(613)	223,053	(8,882)
Net change in unrealized appreciation/depreciation	(14,559)	(2,664,171)	(35,956)
Net realized and change in unrealized losses	(15,172)	(2,441,118)	(44,838)
Decrease in net assets from operations	$(15,088)	$(2,430,684)	$(44,053)

	SCB	SCM	SC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,145	$2,821	$218,816
Net investment income	1,145	2,821	218,816
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(71,106)	(35,161)	(820,586)
Realized gain distributions	15,885	1,465	849,490
Net realized (losses) gains	(55,221)	(33,696)	28,904
Net change in unrealized appreciation/depreciation	(160,755)	(148,833)	(4,900,400)
Net realized and change in unrealized losses	(215,976)	(182,529)	(4,871,496)
Decrease in net assets from operations	$(214,831)	$(179,708)	$(4,652,680)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SC2	SC1	TBC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$167,728	$1,010,883	$1,440
Net investment income	167,728	1,010,883	1,440
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(22,099)	-	(142,685)
Realized gain distributions	-	-	-
Net realized losses	(22,099)	-	(142,685)
Net change in unrealized appreciation/depreciation	(521,989)	-	(620,408)
Net realized and change in unrealized losses	(544,088)	-	(763,093)
(Decrease) increase in net assets from operations	$(376,360)	$1,010,883	$(761,653)

	REI	RNA	TFS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$580,561	$-	$101,297
Net investment income	580,561	-	101,297
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(1,090,457)	(4,501)	(2,715)
Realized gain distributions	695,892	4,535	366,529
Net realized (losses) gains	(394,565)	34	363,814
Net change in unrealized appreciation/depreciation	(10,961,492)	(43,342)	(2,278,564)
Net realized and change in unrealized losses	(11,356,057)	(43,308)	(1,914,750)
Decrease in net assets from operations	$(10,775,496)	$(43,308)	$(1,813,453)

	FTI	TSF	FTG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,498	$139,416	$1,255
Net investment income	4,498	139,416	1,255
Net realized and change in unrealized losses:
Net realized gains (losses) on sale of shares	47,717	(110,902)	(7,021)
Realized gain distributions	18,408	463,458	4,944
Net realized gains (losses)	66,125	352,556	(2,077)
Net change in unrealized appreciation/depreciation	(175,720)	(4,108,468)	(35,998)
Net realized and change in unrealized losses	(109,595)	(3,755,912)	(38,075)
Decrease in net assets from operations	$(105,097)	$(3,616,496)	$(36,820)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	VCP	VGI	VMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,313	$7,250	$42,938
Net investment income	14,313	7,250	42,938
Net realized and change in unrealized losses:
Net realized losses on sale of shares	(2,953)	(8,825)	(695,806)
Realized gain distributions	30,914	12,170	1,394,866
Net realized gains	27,961	3,345	699,060
Net change in unrealized appreciation/depreciation	(249,035)	(146,065)	(3,880,850)
Net realized and change in unrealized losses	(221,074)	(142,720)	(3,181,790)
Decrease in net assets from operations	$(206,761)	$(135,470)	$(3,138,852)
USC
Sub-Account
Income:
Dividend income	$-
Net investment income	-

Net realized and change in unrealized losses:
Realized gains on investment transactions
Net realized losses on sale of shares	(12,254)
Realized gain distributions	64,780
Net realized gains	52,526

Unrealized depreciation on investments
Net change in unrealized appreciation/depreciation	(324,583)

Net realized and change in unrealized losses	(272,057)
Decrease in net assets from operations	$(272,057)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
	AI6		AI1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$314	$239	$-	$-
Net realized gains	5,718	2,645	1,233	10,634
Net change in unrealized appreciation/depreciation	(28,248)	(3,111)	(1,157,288)	285,603
(Decrease) increase in net assets from operations	(22,216)	(227)	(1,156,055)	296,237

Contract Owner Transactions:
Purchase payments received	8,224	20,514	2,246	1,742
Net transfers between Sub-Accounts	(58)	(1)	2	(12,542)
Withdrawals and surrenders	-	-	(947)	(377)
Mortality and expense risk, cost of insurance
and contract charges	(3,337)	(5,354)	(28,661)	(32,860)
Increase (decrease) in net assets from
Contract owner transactions	4,829	15,159	(27,360)	(44,037)
(Decrease) increase in net assets	(17,387)	14,932	(1,183,415)	252,200
Net assets at beginning of year	38,467	23,535	2,736,890	2,484,690
Net assets at end of year	$21,080	$38,467	$1,553,475	$2,736,890

Unit Transactions:	2,932	1,821	212,397	215,990
Beginning of Year	722	1,510	220	138
Purchased	-	-	-	(1,052)
Transferred between Sub-Accounts	(322)	(399)	(2,980)	(2,679)
Withdrawn, surrendered or canceled	3,332	2,932	209,637	212,397
End of Year	2,932	1,821	212,397	215,990

	AI3		IV1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007[1]
Operations:
Net investment income	$552	$464	$-	$-
Net realized (losses) gains	(1,045)	2,308	(263)	35
Net change in unrealized appreciation/depreciation	(11,743)	553	(8,904)	659
(Decrease) increase in net assets from operations	(12,236)	3,325	(9,167)	694

Contract Owner Transactions:
Purchase payments received	7,477	8,886	4,084	4,042
Net transfers between Sub-Accounts	2	-	-	13,260
Withdrawals and surrenders	(11,083)	(14,406)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(6,408)	(6,742)	(927)	(672)
(Decrease) increase in net assets from
contract owner transactions	(10,012)	(12,262)	3,157	16,630
(Decrease) increase in net assets	(22,248)	(8,937)	(6,010)	17,324
Net assets at beginning of year	41,173	50,110	17,324	-
Net assets at end of year	$18,925	$41,173	$11,314	$17,324

Unit Transactions:
Beginning of Year	2,288	3,033	860	-
Purchased	474	529	284	201
Transferred between Sub-Accounts	-	-	-	692
Withdrawn, surrendered or canceled	(1,282)	(1,274)	(62)	(33)
End of Year	1,480	2,288	1,082	860

1 For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI4		A22
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$11,271	$5,439	$153	$451
Net realized (losses) gains	(56,290)	5,654	(8,895)	(5,781)
Net change in unrealized appreciation/depreciation	(1,050,957)	125,322	858	3,765
(Decrease) increase in net assets from operations	(1,095,976)	136,415	(7,884)	(1,565)

Contract Owner Transactions:
Purchase payments received	437,261	208,160	3,916	3,957
Net transfers between Sub-Accounts	1,020,307	336,538	(166,063)	200,096
Withdrawals and surrenders	(49,950)	-	(24,924)	(324,040)
Mortality and expense risk, cost of insurance
and contract charges	(36,625)	(17,256)	(1,968)	(4,224)
Increase (decrease) in net assets from
contract owner transactions	1,370,993	527,442	(189,039)	(124,211)
Increase (decrease) in net assets	275,017	663,857	(196,923)	(125,776)
Net assets at beginning of year	1,347,613	683,756	204,259	330,035
Net assets at end of year	$1,622,630	$1,347,613	$7,336	$204,259

Unit Transactions:
Beginning of Year	54,765	31,874	14,365	25,427
Purchased	20,752	8,959	291	278
Transferred between Sub-Accounts	40,376	14,653	(11,946)	13,976
Withdrawn, surrendered or canceled	(5,286)	(721)	(1,988)	(25,316)
End of Year	110,607	54,765	722	14,365

	ASC		AL4
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007[2]	2008	2007
Operations:
Net investment income	$-	$35	$2,982	$-
Net realized (losses) gains	(7,222)	5,371	507,086	195,482
Net change in unrealized appreciation/depreciation	(11,271)	(2,665)	(1,916,921)	116,730
(Decrease) increase in net assets from operations	(18,493)	2,741	(1,406,853)	312,212

Contract Owner Transactions:
Purchase payments received	11,935	7,501	178,745	129,616
Net transfers between Sub-Accounts	(2,149)	74,365	1,186,745	1,167,319
Withdrawals and surrenders	(40,291)	-	(111,929)	-
Mortality and expense risk, cost of insurance
and contract charges	(1,897)	(1,559)	(42,729)	(27,409)
(Decrease) increase in net assets from
contract owner transactions	(32,402)	80,307	1,210,832	1,269,526
(Decrease) increase in net assets	(50,895)	83,048	(196,021)	1,581,738
Net assets at beginning of year	83,048	-	1,815,796	234,058
Net assets at end of year	$32,153	$83,048	$1,619,775	$1,815,796

Unit Transactions:
Beginning of Year	8,322	-	105,767	17,936
Purchased	1,279	738	20,462	8,153
Transferred between Sub-Accounts	(277)	7,736	111,185	81,444
Withdrawn, surrendered or canceled	(4,634)	(152)	(10,858)	(1,766)
End of Year	4,690	8,322	226,556	105,767

2 For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AL3		AN4
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008 [3]	2007	2008	2007
Operations:
Net investment income	$-	$-	$-	$24,009
Net realized (losses) gains	(188)	-	(34,906)	724,406
Net change in unrealized appreciation/depreciation	(17,613)	-	(1,011,234)	(457,706)
(Decrease) increase in net assets from operations	(17,801)	-	(1,046,140)	290,709

Contract Owner Transactions:
Purchase payments received	7,256	-	208,160	271,288
Net transfers between Sub-Accounts	45,854	-	255,000	(121,357)
Withdrawals and surrenders	-	-	(32,211)	(47,797)
Mortality and expense risk, cost of insurance
and contract charges	(1,240)	-	(51,636)	(47,724)
Increase in net assets from
contract owner transactions	51,870	-	379,313	54,410
Increase (decrease) in net assets	34,069	-	(666,827)	345,119
Net assets at beginning of year	-	-	1,922,134	1,577,015
Net assets at end of year	$34,069	$-	$1,255,307	$1,922,134

Unit Transactions:
Beginning of Year	-	-	56,357	54,460
Purchased	864	-	6,801	8,709
Transferred between Sub-Accounts	5,174	-	12,239	(3,746)
Withdrawn, surrendered or canceled	(169)	-	(3,280)	(3,066)
End of Year	5,869	-	72,117	56,357

	AN2		AN3
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$2,072	$6,368
Net Net realized gains	361	1,464	5,160	77,537
Net change in unrealized appreciation/depreciation	(17,454)	3,019	(69,163)	(60,322)
(Decrease) increase in net assets from operations	(17,093)	4,483	(61,931)	23,583

Contract Owner Transactions:
Purchase payments received	7,957	18,010	5,497	40,192
Net transfers between Sub-Accounts	1,198	(9,945)	5,279	(165,242)
Withdrawals and surrenders	-	-	(6,212)	(246,534)
Mortality and expense risk, cost of insurance
and contract charges	(615)	(616)	(7,685)	(13,227)
Increase (decrease) in net assets from
contract owner transactions	8,540	7,449	(3,121)	(384,811)
(Decrease) increase in net assets	(8,553)	11,932	(65,052)	(361,228)
Net assets at beginning of year	29,080	17,148	145,160	506,388
Net assets at end of year	$20,527	$29,080	$80,108	$145,160

Unit Transactions:
Beginning of Year	1,794	1,270	8,911	32,609
Purchased	581	1,265	369	2,485
Transferred between Sub-Accounts	86	(699)	432	(10,113)
Withdrawn, surrendered or canceled	(53)	(42)	(1,421)	(16,070)
End of Year	2,408	1,794	8,291	8,911

3 For the period of February 7, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IVP		AN5
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$192,116	$205,156	$-	$-
Net realized (losses) gains	(60,741)	1,284,958	681	2,189
Net change in unrealized appreciation/depreciation	(12,190,538)	(836,531)	(98,016)	11,206
(Decrease) increase in net assets from operations	(12,059,163)	653,583	(97,335	13,395

Contract Owner Transactions:
Purchase payments received	816,660	693,421	84,630	78,094
Net transfers between Sub-Accounts	4,396,559	11,040,637	(423)	17,785
Withdrawals and surrenders	(96,229)	(38,498)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(351,698)	(319,575)	(6,753)	(5,989)
Increase in net assets from
contract owner transactions	4,765,292	11,375,985	77,454	89,890
(Decrease) increase in net assets	(7,293,871)	12,029,568	(19,881)	103,285
Net assets at beginning of year	19,956,794	7,927,226	157,803	54,518
Net assets at end of year	$12,662,923	$19,956,794	$137,922	$157,803

Unit Transactions:
Beginning of Year	1,459,441	613,578	8,114	3,187
Purchased	70,516	53,954	5,009	4,266
Transferred between Sub-Accounts	487,190	817,869	382	979
Withdrawn, surrendered or canceled	(39,122)	(25,960)	(464)	(318)
End of Year	1,978,025	1,459,441	13,041	8,114

	ASM		AFG
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008[4]	2007	2008[5]	2007
Operations:
Net investment income	$383	$-	$1,979	$-
Net realized (losses) gains	(28,281)	-	4	-
Net change in unrealized appreciation/depreciation	(46,831)	-	2,214	-
(Decrease) increase in net assets from operations	(74,729)	-	4,197	-

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Net transfers between Sub-Accounts	234,462	-	180,803	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	(6,585)	-	(2,116)	-
Increase in net assets from
contract owner transactions	227,877	-	178,687	-
Increase in net assets	153,148	-	182,884	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$153,148	$-	$182,884	$-

Unit Transactions:
Beginning of Year	-	-	-	-
Purchased	-	-	-	-
Transferred between Sub-Accounts	26,802	-	19,792	-
Withdrawn, surrendered or canceled	(947)	-	(247)	-
End of Year	25,855	-	19,545	-

4 For the period of March 27, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
5 For the period of December 8, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AGF		AIF
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008[6]	2007	2008[7]	2007
Operations:
Net investment income	$-	$-	$8,049	$-
Net realized gains (losses)	7,713	-	(51)	-
Net change in unrealized appreciation/depreciation	-	-	21,612	-
Increase in net assets from operations	7,713	-	29,610	-

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Net transfers between Sub-Accounts	(7,713)	-	289,642	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	-	-	(3,583)	-
(Decrease) increase in net assets from
contract owner transactions	(7,713)	-	286,059	-
Increase in net assets	-	-	315,669	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$-	$-	$315,669	$-

Unit Transactions:
Beginning of Year	-	-	-	-
Purchased	-	-	-	-
Transferred between Sub-Accounts	-	-	32,160	-
Withdrawn, surrendered or canceled	-	-	(402)	-
End of Year	-	-	31,758	-

	MLV		NMI
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008[7]	2007
Operations:
Net investment income	$19,660	$8,327	$5,959	$-
Net realized gains	52,016	426,204	72,852	-
Net change in unrealized appreciation/depreciation	(1,283,006)	(446,070)	(362,777)	-
Decrease in net assets from operations	(1,211,330)	(11,539)	(283,966)	-

Contract Owner Transactions:
Purchase payments received	518,196	479,970	6,242	-
Net transfers between Sub-Accounts	191	(219,075)	588,541	-
Withdrawals and surrenders	-	(46,002)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(45,706)	(54,282)	(3,710)	-
Increase in net assets from
contract owner transactions	472,681	160,611	591,073	-
(Decrease) increase in net assets	(738,649)	149,072	307,107	-
Net assets at beginning of year	2,619,745	2,470,673	-	-
Net assets at end of year	$1,881,096	$2,619,745	$307,107	$-

Unit Transactions:
Beginning of Year	186,062	173,904	-	-
Purchased	40,690	33,179	592	-
Transferred between Sub-Accounts	-	(14,051)	51,833	-
Withdrawn, surrendered or canceled	(3,933)	(6,970)	(477)	-
End of Year	222,819	186,062	51,948	-

6 For the period of November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
7 For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DGO		DRS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$6,927	$11,150
Net realized gains	6,439	1,962	23,153	56,841
Net change in unrealized appreciation/depreciation	(43,942)	(3,726)	(157,039)	(138,023)
Decrease in net assets from operations	(37,503)	(1,764)	(126,959)	(70,032)

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Net transfers between Sub-Accounts	5,643	95,781	57,052	(318,622)
Withdrawals and surrenders	-	(57,053)	(11,699)	(5,440)
Mortality and expense risk, cost of insurance
and contract charges	(5,821)	(3,625)	(3,433)	(9,631)
(Decrease) increase in net assets from
contract owner transactions	(178)	35,103	41,920	(333,693)
(Decrease) increase in net assets	(37,681)	33,339	(85,039)	(403,725)
Net Assets:
Net assets at beginning of year	90,741	57,402	337,485	741,210
Net assets at end of year	$53,060	$90,741	$252,446	$337,485

Unit Transactions:
Beginning of Year	5,948	4,250	20,548	38,838
Purchased	-	-	-	-
Transferred between Sub-Accounts	384	6,160	4,590	(17,480)
Withdrawn, surrendered or canceled	(482)	(4,462)	(1,470)	(810)
End of Year	5,850	5,948	23,668	20,548

	DSV		DTS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$15,886	$7,998	$-	$-
Net realized (losses) gains	(115,885)	123,556	27,086	2,956
Net change in unrealized appreciation/depreciation	(608,699)	(240,798)	(118,906)	13,475
(Decrease) increase in net assets from operations	(708,698)	(109,244)	(91,820)	16,431

Contract Owner Transactions:
Purchase payments received	872,049	833,272	392	-
Net transfers between Sub-Accounts	266,248	4,342	68,432	48,315
Withdrawals and surrenders	(106,314)	(293,866)	(9,047)	(2,593)
Mortality and expense risk, cost of insurance
and contract charges	(79,332)	(77,092)	(9,395)	(7,516)
Increase in net assets from
contract owner transactions	952,651	466,656	50,382	38,206
Increase (decrease) in net assets	243,953	357,412	(41,438)	54,637

Net Assets:
Net assets at beginning of year	1,973,364	1,615,952	165,542	110,905
Net assets at end of year	$2,217,317	$1,973,364	$124,104	$165,542

Unit Transactions:
Beginning of Year	138,008	105,531	12,237	9,079
Purchased	81,570	56,098	37	-
Transferred between Sub-Accounts	16,400	549	6,675	3,919
Withdrawn, surrendered or canceled	(14,845)	(24,170)	(1,727)	(761)
End of Year	221,133	138,008	17,222	12,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DGO		DRS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$6,927	$11,150
Net realized gains	6,439	1,962	23,153	56,841
Net change in unrealized appreciation/depreciation	(43,942)	(3,726)	(157,039)	(138,023)
Decrease in net assets from operations	(37,503)	(1,764)	(126,959)	(70,032)

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Net transfers between Sub-Accounts	5,643	95,781	57,052	(318,622)
Withdrawals and surrenders	-	(57,053)	(11,699)	(5,440)
Mortality and expense risk, cost of insurance
and contract charges	(5,821)	(3,625)	(3,433)	(9,631)
(Decrease) increase in net assets from
contract owner transactions	(178)	35,103	41,920	(333,693)
(Decrease) increase in net assets	(37,681)	33,339	(85,039)	(403,725)
Net assets at beginning of year	90,741	57,402	337,485	741,210
Net assets at end of year	$53,060	$90,741	$252,446	$337,485

Unit Transactions:
Beginning of Year	5,948	4,250	20,548	38,838
Purchased	-	-	-	-
Transferred between Sub-Accounts	384	6,160	4,590	(17,480)
Withdrawn, surrendered or canceled	(482)	(4,462)	(1,470)	(810)
End of Year	5,850	5,948	23,668	20,548

	DSV		DTS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$15,886	$7,998	$-	$-
Net realized (losses) gains	(115,885)	123,556	27,086	2,956
Net change in unrealized appreciation/depreciation	(608,699)	(240,798)	(118,906)	13,475
(Decrease) increase in net assets from operations	(708,698)	(109,244)	(91,820)	16,431

Contract Owner Transactions:
Purchase payments received	872,049	833,272	392	-
Net transfers between Sub-Accounts	266,248	4,342	68,432	48,315
Withdrawals and surrenders	(106,314)	(293,866)	(9,047)	(2,593)
Mortality and expense risk, cost of insurance
and contract charges	(79,332)	(77,092)	(9,395)	(7,516)
Increase in net assets from
contract owner transactions	952,651	466,656	50,382	38,206
Increase (decrease) in net assets	243,953	357,412	(41,438)	54,637
Net assets at beginning of year	1,973,364	1,615,952	165,542	110,905
Net assets at end of year	$2,217,317	$1,973,364	$124,104	$165,542

Unit Transactions:
Beginning of Year	138,008	105,531	12,237	9,079
Purchased	81,570	56,098	37	-
Transferred between Sub-Accounts	16,400	549	6,675	3,919
Withdrawn, surrendered or canceled	(14,845)	(24,170)	(1,727)	(761)
End of Year	221,133	138,008	17,222	12,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DMC		DSI
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$426	$102	$1,342,869	$1,139,968
Net realized (losses) gains	(15,395)	(366)	(842,101)	3,112,746
Net change in unrealized appreciation/depreciation	(6,761)	(1,681)	(30,473,818)	(1,460,715)
(Decrease) increase in net assets from operations	(21,730)	(1,945)	(29,973,050)	2,791,999

Contract Owner Transactions:
Purchase payments received	17,129	8,547	3,087,294	7,856,953
Net transfers between Sub-Accounts	(12,060)	23,441	12,903,322	5,504,217
Withdrawals and surrenders	(14,079)	-	(4,533,433)	(1,653,468)
Mortality and expense risk, cost of insurance
and contract charges	(1,676)	(1,577)	(1,353,356)	(1,331,306)
(Decrease) increase in net assets from
contract owner transactions	(10,686)	30,411	10,103,827	10,376,396
(Decrease) increase in net assets	(32,416)	28,466	(19,869,223)	13,168,395
Net assets at beginning of year	50,826	22,360	69,547,016	56,378,621
Net assets at end of year	$18,410	$50,826	$49,677,793	$69,547,016

Unit Transactions:
Beginning of Year	4,038	1,803	5,698,584	4,860,856
Purchased	1,558	654	296,576	633,795
Transferred between Sub-Accounts	(969)	1,701	1,159,335	449,128
Withdrawn, surrendered or canceled	(2,171)	(120)	(678,967)	(245,195)
End of Year	2,456	4,038	6,475,528	5,698,584

	DCA		DSC
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$7,532	$368	$19,964	$21,815
Net realized gains	23,001	3,727	24,590	539,732
Net change in unrealized appreciation/depreciation	(254,196)	22,840	(956,277)	(871,446)
(Decrease) increase in net assets from operations	(223,663)	26,935	(911,723)	(309,899)

Contract Owner Transactions:
Purchase payments received	428,408	417,080	17,143	19,597
Net transfers between Sub-Accounts	1	(1,477)	(186,532)	(2,066,357)
Withdrawals and surrenders	-	(11,000)	(28,530)	(35,702)
Mortality and expense risk, cost of insurance
and contract charges	(28,839)	(11,559)	(44,096)	(56,394)
Increase (decrease) in net assets from
contract owner transactions	399,570	393,044	(242,015)	(2,138,856)
Increase (decrease) in net assets	175,907	419,979	(1,153,738)	(2,448,755)
Net assets at beginning of year	444,412	24,433	2,637,313	5,086,068
Net assets at end of year	$620,319	$444,412	$1,483,575	$2,637,313

Unit Transactions:
Beginning of Year	28,995	1,708	202,961	348,103
Purchased	30,643	28,880	1,487	1,301
Transferred between Sub-Accounts	-	(98)	(15,118)	(140,055)
Withdrawn, surrendered or canceled	(2,196)	(1,495)	(6,382)	(6,388)
End of Year	57,442	28,995	182,948	202,961

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DGI		DQB
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$94	$124	$235,204	$317,806
Net realized gains (losses)	1,294	1,698	(533,095)	(17,707)
Net change in unrealized appreciation/depreciation	(8,224)	(584)	88,430	(61,537)
(Decrease) increase in net assets from operations	(6,836)	1,238	(209,461)	238,562

Contract Owner Transactions:
Purchase payments received	3,908	3,333	16,910	296,512
Net transfers between Sub-Accounts	2	(1,407)	(5,998,585)	(526,147)
Withdrawals and surrenders	(677)	(718)	(111,820)	(325,503)
Mortality and expense risk, cost of insurance
and contract charges	(2,399)	(2,793)	(65,055)	(94,380)
Increase (decrease) in net assets from
contract owner transactions	834	(1,585)	(6,158,550)	(649,518)
Decrease in net assets	(6,002)	(347)	(6,368,011)	(410,956)
Net assets at beginning of year	16,140	16,487	6,556,594	6,967,550
Net assets at end of year	$10,138	$16,140	$188,583	$6,556,594

Unit Transactions:
Beginning of Year	1,186	1,315	417,322	459,173
Purchased	349	250	1,087	19,446
Transferred between Sub-Accounts	-	(112)	(394,518)	(34,032)
Withdrawn, surrendered or canceled	(285)	(267)	(11,230)	(27,265)
End of Year	1,250	1,186	12,661	417,322

	SHR		SCV
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007[8]	2008	2007
Operations:
Net investment income	$1,016	$1,034	$5,973	$1,093
Net realized (losses) gains	(80,146)	(2,376)	(63,149)	16,078
Net change in unrealized appreciation/depreciation	3,912	(4,784)	(17,756)	(19,370)
Decrease in net assets from operations	(75,218)	(6,126)	(74,932)	(2,199)

Contract Owner Transactions:
Purchase payments received	42,175	136,341	68,705	35,719
Net transfers between Sub-Accounts	(48,286)	(29,328)	(209,591)	258,486
Withdrawals and surrenders	-	-	(23,823)	-
Mortality and expense risk, cost of insurance
and contract charges	(4,600)	(5,306)	(9,790)	(3,230)
(Decrease) increase in net assets from
contract owner transactions	(10,711)	101,707	(174,499)	290,975
(Decrease) increase in net assets	(85,929)	95,581	(249,431)	288,776
Net assets at beginning of year	95,581	-	396,741	107,965
Net assets at end of year	$9,652	$95,581	$147,310	$396,741

Unit Transactions:
Beginning of Year	6,772	-	26,622	7,466
Purchased	3,329	9,456	6,743	2,379
Transferred between Sub-Accounts	(8,428)	(2,322)	(15,121)	16,991
Withdrawn, surrendered or canceled	(409)	(362)	(3,428)	(214)
End of Year	1,264	6,772	14,816	26,622

8 For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SSI		SSC
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$55,253	$28,542	$24,101	$12,533
Net realized gains	106,553	228,987	101,422	189,631
Net change in unrealized appreciation/depreciation	(1,064,722)	(382,982)	(860,100)	(254,683)
Decrease in net assets from operations	(902,916)	(125,453)	(734,577)	(52,519)

Contract Owner Transactions:
Purchase payments received	266,882	118,913	202,979	185,629
Net transfers between Sub-Accounts	(76,619)	1,493,109	110,002	56,743
Withdrawals and surrenders	(380,734)	(15,817)	(42,614)	(208,937)
Mortality and expense risk, cost of insurance
and contract charges	(75,898)	(72,339)	(38,804)	(39,110)
(Decrease) increase in net assets from
contract owner transactions	(266,369)	1,523,866	231,563	(5,675)
(Decrease) increase in net assets	(1,169,285)	1,398,413	(503,014)	(58,194)
Net assets at beginning of year	3,605,970	2,207,557	1,943,596	2,001,790
Net assets at end of year	$2,436,685	$3,605,970	$1,440,582	$1,943,596

Unit Transactions:
Beginning of Year	259,084	155,599	101,087	101,506
Purchased	23,059	8,407	11,351	9,318
Transferred between Sub-Accounts	18,971	101,202	6,636	2,726
Withdrawn, surrendered or canceled	(35,354)	(6,124)	(5,035)	(12,463)
End of Year	265,760	259,084	114,039	101,087

	FF1		FF2
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008[9]	2007	2008[10]	2007
Operations:
Net investment income	$921	$-	$585	$-
Net realized gains	515	-	284	-
Net change in unrealized appreciation/depreciation	(10,444)	-	(8,724)	-
Decrease in net assets from operations	(9,008)	-	(7,855)	-

Contract Owner Transactions:
Purchase payments received	33,492	-	26,860	-
Net transfers between Sub-Accounts	4,202	-	972	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	(1,874)	-	(2,708)	-
Increase in net assets from
contract owner transactions	35,820	-	25,124	-
Increase in net assets	26,812	-	17,269	-
Net assets at beginning of year	-	-	-	-
Net assets at end of year	$26,812	$-	$17,269	$-

Unit Transactions:
Beginning of Year	-	-	-	-
Purchased	3,045	-	2,420	-
Transferred between Sub-Accounts	377	-	86	-
Withdrawn, surrendered or canceled	(199)	-	(287)	-
End of Year	3,223	-	2,219	-

9 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.
10 For the period of March 28, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FF3		AMG
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008[11]	2007	2008	2007
Operations:
Net investment income	$516	$-	$-	$-
Net realized gains	682	-	154	438
Net change in unrealized appreciation/depreciation	(6,342)	-	(13,244)	3,842
(Decrease) increase in net assets from operations	(5,144)	-	(13,090)	4,280

Contract Owner Transactions:
Purchase payments received	24,007	-	2,904	2,831
Net transfers between Sub-Accounts	(1,613)	-	2	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	(747)	-	(3,442)	(3,199)
Increase (decrease) in net assets from
contract owner transactions	21,647	-	(536)	(368)
Increase (decrease) in net assets	16,503	-	(13,626)	3,912
Net assets at beginning of year	-	-	34,833	30,921
Net assets at end of year	$16,503	$-	$21,207	$34,833

Unit Transactions:
Beginning of Year	-	-	2,908	2,940
Purchased	2,501	-	228	213
Transferred between Sub-Accounts	(146)	-	-	-
Withdrawn, surrendered or canceled	(85)	-	(288)	(245)
End of Year	2,270	-	2,848	2,908

	FL1		FCN
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$20,014	$19,717	$142,744	$129,986
Net realized (losses) gains	(129,072)	778,448	(1,175,856)	4,490,061
Net change in unrealized appreciation/depreciation	(1,063,906)	(373,716)	(5,693,290)	(2,272,108)
(Decrease) increase in net assets from operations	(1,172,964)	424,449	(6,726,402)	2,347,939

Contract Owner Transactions:
Purchase payments received	339,047	505,739	2,523,824	2,394,397
Net transfers between Sub-Accounts	29,833	53,649	714,965	1,612,708
Withdrawals and surrenders	(114,736)	(496,824)	(867,137)	(111,580)
Mortality and expense risk, cost of insurance
and contract charges	(79,356)	(83,833)	(338,649)	(345,578)
Increase (decrease) in net assets from
contract owner transactions	174,788	(21,269)	2,033,003	3,549,947
(Decrease) increase in net assets	(998,176)	403,180	(4,693,399)	5,897,886
Net assets at beginning of year	2,736,627	2,333,447	14,581,461	8,683,575
Net assets at end of year	$1,738,451	$2,736,627	$9,888,062	$14,581,461

Unit Transactions:
Beginning of Year	125,764	125,144	483,601	338,660
Purchased	18,284	25,457	118,104	86,679
Transferred between Sub-Accounts	7,339	2,256	13,028	74,814
Withdrawn, surrendered or canceled	(12,050)	(27,093)	(44,268)	(16,552)
End of Year	139,337	125,764	570,465	483,601

11 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FE2		FE1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007[12]	2008	2007
Operations:
Net investment income	$33,539	$8,452	$63,465	$57,493
Net realized (losses) gains	(16,383)	37,706	(6,432)	261,599
Net change in unrealized appreciation/depreciation	(528,170)	(40,973)	(1,341,492)	(271,906)
(Decrease) increase in net assets from operations	(511,014)	5,185	(1,284,459)	47,186

Contract Owner Transactions:
Purchase payments received	526,714	458,800	8,864	8,547
Net transfers between Sub-Accounts	472,010	-	3	347
Withdrawals and surrenders	-	-	(5,822)	(19,798)
Mortality and expense risk, cost of insurance
and contract charges	(34,987)	(8,871)	(34,835)	(42,123)
Increase (decrease) in net assets from
contract owner transactions	963,737	449,929	(31,790)	(53,027)
Increase (decrease) in net assets	452,723	455,114	(1,316,249)	(5,841)
Net assets at beginning of year	455,114	-	3,032,220	3,038,061
Net assets at end of year	$907,837	$455,114	$1,715,971	$3,032,220

Unit Transactions:
Beginning of Year	42,111	-	145,662	148,177
Purchased	56,970	42,906	522	388
Transferred between Sub-Accounts	51,708	-	-	16
Withdrawn, surrendered or canceled	(4,310)	(795)	(2,440)	(2,919)
End of Year	146,479	42,111	143,744	145,662

	FVG		FL3
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$4,868	$1,183	$5,261	$3,830
Net realized gains (losses)	2,558	4,058	(8,851)	135,498
Net change in unrealized appreciation/depreciation	(174,189)	2,025	(510,046)	101,872
(Decrease) increase in net assets from operations	(166,763)	7,266	(513,636)	241,200

Contract Owner Transactions:
Purchase payments received	217,478	25,474	168,517	165,707
Net transfers between Sub-Accounts	171,705	2,558	112,633	(53,974)
Withdrawals and surrenders	(7,778)	-	(51,203)	(386,471)
Mortality and expense risk, cost of insurance
and contract charges	(17,476)	(6,631)	(34,468)	(31,152)
Increase (decrease) in net assets from
contract owner transactions	363,929	21,401	195,479	(305,890)
Increase (decrease) in net assets	197,166	28,667	(318,157)	(64,690)
Net assets at beginning of year	78,715	50,048	890,922	955,612
Net assets at end of year	$275,881	$78,715	$572,765	$890,922

Unit Transactions:
Beginning of Year	5,485	3,910	57,043	76,148
Purchased	17,188	1,858	12,300	11,919
Transferred between Sub-Accounts	12,860	199	7,377	(4,857)
Withdrawn, surrendered or canceled	(2,556)	(482)	(7,341)	(26,167)
End of Year	32,977	5,485	69,379	57,043

12 For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FGP		FHI
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$7,538	$1,755	$82,392	$81,759
Net realized gains (losses)	21,044	2,425	(30,247)	41,278
Net change in unrealized appreciation/depreciation	(507,932)	49,358	(274,454)	(73,250)
(Decrease) increase in net assets from operations	(479,350)	53,538	(222,309)	49,787

Contract Owner Transactions:
Purchase payments received	12,807	4,221	23,258	50,548
Net transfers between Sub-Accounts	812,417	39,085	131,431	533,058
Withdrawals and surrenders	-	-	(162,582)	(8,283)
Mortality and expense risk, cost of insurance
and contract charges	(22,925)	(15,685)	(18,723)	(21,508)
Increase (decrease) in net assets from
contract owner transactions	802,299	27,621	(26,616)	553,815
Increase (decrease) in net assets	322,949	81,159	(248,925)	603,602
Net assets at beginning of year	265,752	184,593	978,220	374,618
Net assets at end of year	$588,701	$265,752	$729,295	$978,220

Unit Transactions:
Beginning of Year	13,398	11,815	76,674	30,176
Purchased	788	246	1,882	3,955
Transferred between Sub-Accounts	43,575	2,217	11,782	44,889
Withdrawn, surrendered or canceled	(1,557)	(880)	(14,137)	(2,346)
End of Year	56,204	13,398	76,201	76,674

	FIP		FIG
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$713	$1,365	$731,288	$262,680
Net realized gains (losses)	95	(42)	(112,409)	636
Net change in unrealized appreciation/depreciation	(14,859)	677	(1,279,018)	166,385
(Decrease) increase in net assets from operations	(14,051)	2,000	(660,139)	429,701

Contract Owner Transactions:
Purchase payments received	512	-	1,684,626	1,571,294
Net transfers between Sub-Accounts	-	-	1,589,946	10,134,074
Withdrawals and surrenders	-	-	(40,396)	(82,562)
Mortality and expense risk, cost of insurance
and contract charges	(674)	(683)	(298,520)	(172,654)
(Decrease) increase in net assets from
contract owner transactions	(162)	(683)	2,935,656	11,450,152
(Decrease) increase in net assets	(14,213)	1,317	2,275,517	11,879,853
Net assets at beginning of year	37,954	36,637	18,145,545	6,265,692
Net assets at end of year	$23,741	$37,954	$20,421,062	$18,145,545

Unit Transactions:
Beginning of Year	1,858	1,892	1,057,995	381,208
Purchased	32	-	98,102	93,776
Transferred between Sub-Accounts	-	-	94,675	598,139
Withdrawn, surrendered or canceled	(42)	(34)	(20,111)	(15,128)
End of Year	1,848	1,858	1,230,661	1,057,995

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FMC		FL5
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007[8]	2008	2007
Operations:
Net investment income	$7,967	$546	$1,384,400	$1,569,569
Net realized (losses) gains	(62,261)	821	-	-
Net change in unrealized appreciation/depreciation	(697,381)	7,686	-	-
(Decrease) increase in net assets from operations	(751,675)	9,053	1,384,400	1,569,569

Contract Owner Transactions:
Purchase payments received	519,478	92,717	55,680,695	26,771,061
Net transfers between Sub-Accounts	1,746,379	27,751	(25,061,513)	(31,247,057)
Withdrawals and surrenders	(8,359)	-	(4,063,111)	(383,396)
Mortality and expense risk, cost of insurance
and contract charges	(42,536)	(5,277)	(1,207,873)	(912,659)
Increase (decrease) in net assets from
contract owner transactions	2,214,962	115,191	25,348,198	(5,772,051)
Increase (decrease) in net assets	1,463,287	124,244	26,732,598	(4,202,482)
Net assets at beginning of year	124,244	-	40,873,039	45,075,521
Net assets at end of year	$1,587,531	$124,244	$67,605,637	$40,873,039

Unit Transactions:
Beginning of Year	10,016	-	3,578,472	4,147,381
Purchased	45,912	8,184	4,792,861	2,392,607
Transferred between Sub-Accounts	160,897	2,270	(2,163,051)	(2,845,687)
Withdrawn, surrendered or canceled	(5,492)	(438)	(458,212)	(115,829)
End of Year	211,333	10,016	5,750,070	3,578,472

	FMM		FL2
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$4,648	$8,198	$26,958	$31,861
Net realized gains	-	-	94,155	87,826
Net change in unrealized appreciation/depreciation	-	-	(659,198)	50,574
Increase (decrease) in net assets from operations	4,648	8,198	(538,085)	170,261

Contract Owner Transactions:
Purchase payments received	-	-	55,352	77,030
Net transfers between Sub-Accounts	-	-	198,345	61,795
Withdrawals and surrenders	-	-	(73,586)	(8,296)
Mortality and expense risk, cost of insurance
and contract charges	-	-	(43,485)	(38,780)
Increase in net assets from
contract owner transactions	-	-	136,626	91,749
Increase (decrease) in net assets	4,648	8,198	(401,459)	262,010
Net assets at beginning of year	153,872	145,674	1,151,509	889,499
Net assets at end of year	$158,520	$153,872	$750,050	$1,151,509

Unit Transactions:
Beginning of Year	10,000	10,000	49,399	44,665
Purchased	-	-	2,684	3,545
Transferred between Sub-Accounts	-	-	11,599	3,341
Withdrawn, surrendered or canceled	-	-	(6,263)	(2,152)
End of Year	10,000	10,000	57,419	49,399
8 For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FOF		FRE
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$10,843	$5,980	$3,192	$7,940
Net realized gains (losses)	17,035	11,667	(32,986)	12,660
Net change in unrealized appreciation/depreciation	(213,316)	9,654	(80,494)	(90,433)
(Decrease) increase in net assets from operations	(185,438)	27,301	(110,288)	(69,833)

Contract Owner Transactions:
Purchase payments received	154,095	3,655	22,771	35,049
Net transfers between Sub-Accounts	131,512	159,192	(52,062)	(177,596)
Withdrawals and surrenders	-	-	(21,594)	-
Mortality and expense risk, cost of insurance
and contract charges	(11,088)	(2,552)	(7,972)	(13,513)
Increase (decrease) in net assets from
contract owner transactions	274,519	160,295	(58,857)	(156,060)
Increase (decrease) in net assets	89,081	187,596	(169,145)	(225,893)
Net assets at beginning of year	191,978	4,382	289,296	515,189
Net assets at end of year	$281,059	$191,978	$120,151	$289,296

Unit Transactions:
Beginning of Year	10,433	280	26,332	37,207
Purchased	9,663	209	2,246	2,652
Transferred between Sub-Accounts	7,908	10,092	(5,111)	(12,480)
Withdrawn, surrendered or canceled	(825)	(148)	(4,539)	(1,047)
End of Year	27,179	10,433	18,928	26,332

	FSC		GS7
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$70	$196
Net realized gains	62,423	95,681	2,618	3,030
Net change in unrealized appreciation/depreciation	(337,158)	(47,640)	(32,251)	6,971
(Decrease) increase in net assets from operations	(274,735)	48,041	(29,563)	10,197

Contract Owner Transactions:
Purchase payments received	131,261	214,597	20,063	22,056
Net transfers between Sub-Accounts	16,630	(16)	2,657	3,862
Withdrawals and surrenders	-	(618,905)	(55,595)	-
Mortality and expense risk, cost of insurance
and contract charges	(21,432)	(17,409)	(3,056)	(3,552)
Increase (decrease) in net assets from
contract owner transactions	126,459	(421,733)	(35,931)	22,366
(Decrease) increase in net assets	(148,276)	(373,692)	(65,494)	32,563
Net assets at beginning of year	642,949	1,016,641	106,427	73,864
Net assets at end of year	$494,673	$642,949	$40,933	$106,427

Unit Transactions:
Beginning of Year	45,929	80,979	7,663	5,857
Purchased	16,018	15,672	1,511	1,743
Transferred between Sub-Accounts	1,289	-	652	327
Withdrawn, surrendered or canceled	(1,940)	(50,722)	(4,765)	(264)
End of Year	61,296	45,929	5,061	7,663

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS3		JBP
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,780	$1,813	$1,085,296	$936,671
Net realized (losses) gains	(12,512)	14,888	(1,497,182)	(5,853)
Net change in unrealized appreciation/depreciation	(42,116)	(20,112)	(1,203,398)	(751,492)
(Decrease) increase in net assets from operations	(52,848)	(3,411)	(1,615,284)	179,326

Contract Owner Transactions:
Purchase payments received	39,049	36,109	10,703	283,035
Net transfers between Sub-Accounts	27	-	(5,932,351)	(170)
Withdrawals and surrenders	(65,665)	(388)	(164,374)	(261,742)
Mortality and expense risk, cost of insurance
and contract charges	(8,918)	(8,879)	(188,011)	(206,944)
(Decrease) increase in net assets from
contract owner transactions	(35,507)	26,842	(6,274,033)	(185,821)
(Decrease) increase in net assets	(88,355)	23,431	(7,889,317)	(6,495)
Net assets at beginning of year	162,473	139,042	13,452,686	13,459,181
Net assets at end of year	$74,118	$162,473	$5,563,369	$13,452,686

Unit Transactions:
Beginning of Year	10,710	9,016	786,014	796,833
Purchased	2,949	2,285	662	16,722
Transferred between Sub-Accounts	-	-	(378,156)	6
Withdrawn, surrendered or canceled	(5,904)	(591)	(21,677)	(27,547)
End of Year	7,755	10,710	386,843	786,014

	JP3		JP1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$959	$62	$1,539	$1,481
Net realized gains (losses)	37,891	75,569	(65)	423
Net change in unrealized appreciation/depreciation	(298,499)	(107,813)	(46,909)	356
(Decrease) increase in net assets from operations	(259,649)	(32,182)	(45,435)	2,260

Contract Owner Transactions:
Purchase payments received	4,607	3,311	89	483
Net transfers between Sub-Accounts	162,462	(83,834)	2	-
Withdrawals and surrenders	-	-	-	(734)
Mortality and expense risk, cost of insurance
and contract charges	(11,506)	(14,099)	(1,452)	(1,822)
Increase (decrease) in net assets from
contract owner transactions	155,563	(94,622)	(1,361)	(2,073)
(Decrease) increase in net assets	(104,086)	(126,804)	(46,796)	187
Net assets at beginning of year	611,128	737,932	134,507	134,320
Net assets at end of year	$507,042	$611,128	$87,711	$134,507

Unit Transactions:
Beginning of Year	33,061	37,663	9,038	9,175
Purchased	288	160	7	32
Transferred between Sub-Accounts	7,731	(4,058)	-	-
Withdrawn, surrendered or canceled	(743)	(704)	(119)	(169)
End of Year	40,337	33,061	8,926	9,038

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MVP		LA1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$24,131	$49,617	$45,211	$37,840
Net realized gains (losses)	254,775	245,759	(79,463)	338,263
Net change in unrealized appreciation/depreciation	(1,384,508)	(203,908)	(1,169,021)	(290,168)
(Decrease) increase in net assets from operations	(1,105,602)	91,468	(1,203,273)	85,935

Contract Owner Transactions:
Purchase payments received	88,505	85,100	558,405	600,077
Net transfers between Sub-Accounts	1,019,100	2,345,375	63,197	637,569
Withdrawals and surrenders	-	(66,393)	(23,606)	(1,621,173)
Mortality and expense risk, cost of insurance
and contract charges	(78,997)	(68,585)	(64,125)	(79,930)
Increase (decrease) in net assets from
contract owner transactions	1,028,608	2,295,497	533,871	(463,457)
(Decrease) increase in net assets	(76,994)	2,386,965	(669,402)	(377,522)
Net assets at beginning of year	3,396,316	1,009,351	3,039,739	3,417,261
Net assets at end of year	$3,319,322	$3,396,316	$2,370,337	$3,039,739

Unit Transactions:
Beginning of Year	282,357	90,251	175,710	204,334
Purchased	8,435	6,835	40,611	34,912
Transferred between Sub-Accounts	98,784	196,429	5,728	37,988
Withdrawn, surrendered or canceled	(7,509)	(11,158)	(6,532)	(101,524)
End of Year	382,067	282,357	215,517	175,710

	LA3		LA2
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$414	$2,593	$57,857	$24,112
Net realized (losses) gains	(104,603)	56,562	(166,617)	762,401
Net change in unrealized appreciation/depreciation	(6,379)	(39,365)	(1,857,348)	(793,115)
(Decrease) increase in net assets from operations	(110,568)	19,790	(1,966,108)	(6,602)

Contract Owner Transactions:
Purchase payments received	5,439	2,483	582,032	824,961
Net transfers between Sub-Accounts	(135,407)	39,958	(41,219)	462,173
Withdrawals and surrenders	(5,644)	-	(347,152)	(261,461)
Mortality and expense risk, cost of insurance
and contract charges	(4,119)	(6,427)	(148,069)	(160,112)
(Decrease) increase in net assets from
contract owner transactions	(139,731)	36,014	45,592	865,561
(Decrease) increase in net assets	(250,299)	55,804	(1,920,516)	858,959
Net assets at beginning of year	294,232	238,428	5,297,108	4,438,149
Net assets at end of year	$43,933	$294,232	$3,376,592	$5,297,108

Unit Transactions:
Beginning of Year	15,410	13,078	296,991	249,898
Purchased	395	122	47,221	44,942
Transferred between Sub-Accounts	(10,231)	2,538	(273)	24,917
Withdrawn, surrendered or canceled	(827)	(328)	(31,784)	(22,766)
End of Year	4,747	15,410	312,155	296,991

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFL		MF9
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$2,684	$2,415	$257	$226
Net realized gains (losses)	1,661	9,857	(220)	18,168
Net change in unrealized appreciation/depreciation	(111,868)	(936)	(7,053)	(7,735)
(Decrease) increase in net assets from operations	(107,523)	11,336	(7,016)	10,659

Contract Owner Transactions:
Purchase payments received	59,937	61,681	1,339	963
Net transfers between Sub-Accounts	(17,085)	106,639	2	(504,484)
Withdrawals and surrenders	-	(93,250)	-	(4,061)
Mortality and expense risk, cost of insurance
and contract charges	(9,336)	(8,460)	(1,341)	(2,732)
Increase (decrease) in net assets from
contract owner transactions	33,516	66,610	-	(510,314)
(Decrease) increase in net assets	(74,007)	77,946	(7,016)	(499,655)
Net assets at beginning of year	281,850	203,904	19,980	519,635
Net assets at end of year	$207,843	$281,850	$12,964	$19,980

Unit Transactions:
Beginning of Year	18,849	14,412	1,474	40,634
Purchased	4,470	4,248	118	70
Transferred between Sub-Accounts	(1,130)	7,150	-	(38,709)
Withdrawn, surrendered or canceled	(764)	(6,961)	(122)	(521)
End of Year	21,425	18,849	1,470	1,474

	MF7		MFD
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$11,280	$7,686	$4	$-
Net realized (losses) gains	(3,405)	2,805	(18)	32
Net change in unrealized appreciation/depreciation	(31,727)	(3,324)	(952)	175
(Decrease) increase in net assets from operations	(23,852)	7,167	(966)	207

Contract Owner Transactions:
Purchase payments received	55,940	48,321	1,070	973
Net transfers between Sub-Accounts	14,170	(49,087)	-	-
Withdrawals and surrenders	(21,667)	(366)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(12,961)	(9,555)	(413)	(410)
Increase (decrease) in net assets from
contract owner transactions	35,482	(10,687)	657	563
Increase (decrease) in net assets	11,630	(3,520)	(309)	770
Net assets at beginning of year	198,232	201,752	1,967	1,197
Net assets at end of year	$209,862	$198,232	$1,658	$1,967

Unit Transactions:
Beginning of Year	16,775	17,634	145	98
Purchased	4,751	4,193	88	80
Transferred between Sub-Accounts	1,466	(4,199)	-	-
Withdrawn, surrendered or canceled	(3,090)	(853)	(37)	(33)
End of Year	19,902	16,775	196	145

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MF1		RG1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$274	$122	$555	$-
Net realized gains	49	474	8,504	5
Net change in unrealized appreciation/depreciation	(24,367)	6,100	(67,068)	(582)
(Decrease) increase in net assets from operations	(24,044)	6,696	(58,009)	(577)

Contract Owner Transactions:
Purchase payments received	1,740	1,134	-	-
Net transfers between Sub-Accounts	2	-	11,929	143,456
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	(3,186)	(3,097)	(3,728)	(1,977)
(Decrease) increase in net assets from
contract owner transactions	(1,444)	(1,963)	8,201	141,479
(Decrease) increase in net assets	(25,488)	4,733	(49,808)	140,902
Net assets at beginning of year	65,730	60,997	140,902	-
Net assets at end of year	$40,242	$65,730	$91,094	$140,902

Unit Transactions:
Beginning of Year	5,090	5,248	14,150	-
Purchased	161	91	-	-
Transferred between Sub-Accounts	-	-	1,265	14,347
Withdrawn, surrendered or canceled	(303)	(249)	(469)	(197)
End of Year	4,948	5,090	14,946	14,150

	EME[13]		GGR
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$2,237	$4,558
Net realized (losses) gains	(35,002)	-	34,142	16,146
Net change in unrealized appreciation/depreciation	(537,140)	-	(81,656)	13,533
(Decrease) increase in net assets from operations	(572,142)	-	(45,277)	34,237

Contract Owner Transactions:
Purchase payments received	9,943	-	2,111	1,471
Net transfers between Sub-Accounts	1,674,080	-	54	(4,358)
Withdrawals and surrenders	-	-	(151,445)	(903)
Mortality and expense risk, cost of insurance
and contract charges	(10,166)	-	(6,186)	(7,896)
Increase (decrease) in net assets from
contract owner transactions	1,673,857	-	(155,466)	(11,686)
Increase (decrease) in net assets	1,101,715	-	(200,743)	22,551
Net assets at beginning of year	-	-	265,136	242,585
Net assets at end of year	$1,101,715	$-	$64,393	$265,136

Unit Transactions:
Beginning of Year	-	-	10,151	10,520
Purchased	1,605	-	99	58
Transferred between Sub-Accounts	154,798	-	3	(73)
Withdrawn, surrendered or canceled	(1,379)	-	(6,219)	(354)
End of Year	155,024	-	4,034	10,151

13 For the period of May 19, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFK		MF6
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$3,540	$3,543	$197,452	$622,892
Net realized gains	32	219	24,310	152,425
Net change in unrealized appreciation/depreciation	2,511	1,009	119,839	(20,899)
Increase in net assets from operations	6,083	4,771	341,601	754,418

Contract Owner Transactions:
Purchase payments received	13,353	43,201	283,440	251,225
Net transfers between Sub-Accounts	14,954	(29,314)	555,873	(11,409,635)
Withdrawals and surrenders	(2,909)	(18,222)	(33,795)	(24,383)
Mortality and expense risk, cost of insurance
and contract charges	(3,685)	(3,576)	(81,628)	(154,743)
Increase (decrease) in net assets from
contract owner transactions	21,713	(7,911)	723,890	(11,337,536)
Increase (decrease) in net assets	27,796	(3,140)	1,065,491	(10,583,118)
Net assets at beginning of year	62,012	65,152	3,574,552	14,157,670
Net assets at end of year	$89,808	$62,012	$4,640,043	$3,574,552

Unit Transactions:
Beginning of Year	4,740	5,329	198,912	844,369
Purchased	1,004	3,540	15,306	14,640
Transferred between Sub-Accounts	1,103	(2,379)	29,948	(649,630)
Withdrawn, surrendered or canceled	(493)	(1,750)	(6,252)	(10,467)
End of Year	6,354	4,740	237,914	198,912

	MFF		MF2
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$340	$-
Net realized gains	4,254	19,488	36,342	16,102
Net change in unrealized appreciation/depreciation	(76,192)	11,456	(45,574)	13,701
(Decrease) increase in net assets from operations	(71,938)	30,944	(8,892)	29,803

Contract Owner Transactions:
Purchase payments received	16,475	4,838	3,909	3,840
Net transfers between Sub-Accounts	(19,727)	(28,264)	28	(28,837)
Withdrawals and surrenders	(31,366)	-	(142,962)	(18,615)
Mortality and expense risk, cost of insurance
and contract charges	(4,887)	(4,209)	(3,592)	(5,208)
Decrease in net assets from
contract owner transactions	(39,505)	(27,635)	(142,617)	(48,820)
(Decrease) increase in net assets	(111,443)	3,309	(151,509)	(19,017)
Net assets at beginning of year	202,233	198,924	163,794	182,811
Net assets at end of year	$90,790	$202,233	$12,285	$163,794

Unit Transactions:
Beginning of Year	11,835	14,086	8,527	11,539
Purchased	1,025	315	242	210
Transferred between Sub-Accounts	(1,838)	(2,295)	1	(1,778)
Withdrawn, surrendered or canceled	(2,517)	(271)	(7,748)	(1,444)
End of Year	8,505	11,835	1,022	8,527

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFC		IG1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$6,228	$5,832	$19,466	$21,280
Net realized (losses) gains	(487)	(35)	333,598	389,661
Net change in unrealized appreciation/depreciation	(28,537)	(4,298)	(1,209,108)	(111,565)
(Decrease) increase in net assets from operations	(22,796)	1,499	(856,044)	299,376

Contract Owner Transactions:
Purchase payments received	2,042	2,021	94,538	94,517
Net transfers between Sub-Accounts	199	(10,170)	144,993	(271,099)
Withdrawals and surrenders	-	-	(60,565)	-
Mortality and expense risk, cost of insurance
and contract charges	(2,426)	(2,354)	(52,103)	(51,702)
(Decrease) increase in net assets from
contract owner transactions	(185)	(10,503)	126,863	(228,284)
(Decrease) increase in net assets	(22,981)	(9,004)	(729,181)	71,092
Net assets at beginning of year	77,301	86,305	2,007,360	1,936,268
Net assets at end of year	$54,320	$77,301	$1,278,179	$2,007,360

Unit Transactions:
Beginning of Year	4,709	5,339	93,853	105,254
Purchased	145	122	4,694	4,707
Transferred between Sub-Accounts	17	(610)	7,413	(13,546)
Withdrawn, surrendered or canceled	(168)	(142)	(6,428)	(2,562)
End of Year	4,703	4,709	99,532	93,853

	IGS		M1B
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$135,656	$161,064	$3,819	$235
Net realized gains (losses)	1,053,287	2,019,813	(2,437)	20,526
Net change in unrealized appreciation/depreciation	(6,038,568)	(555,957)	(464,605)	34,312
(Decrease) increase in net assets from operations	(4,849,625)	1,624,920	(463,223)	55,073

Contract Owner Transactions:
Purchase payments received	3,973	-	1,177	1,070
Net transfers between Sub-Accounts	539,925	4,117,289	289,766	846,866
Withdrawals and surrenders	-	(38,645)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(173,457)	(176,402)	(32,515)	(17,546)
Increase in net assets from
contract owner transactions	370,441	3,902,242	258,428	830,390
(Decrease) increase in net assets	(4,479,184)	5,527,162	(204,795)	885,463
Net assets at beginning of year	12,395,473	6,868,311	1,024,578	139,115
Net assets at end of year	$7,916,289	$12,395,473	$819,783	$1,024,578

Unit Transactions:
Beginning of Year	894,978	578,150	73,950	11,172
Purchased	552	-	94	85
Transferred between Sub-Accounts	70,314	333,209	23,285	63,982
Withdrawn, surrendered or canceled	(16,008)	(16,381)	(2,885)	(1,289)
End of Year	949,836	894,978	94,444	73,950
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MC1		MMS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$2,325,533	$4,765,539
Net realized gains	76,857	25,039	-	-
Net change in unrealized appreciation/depreciation	(234,736)	57,550	-	-
(Decrease) increase in net assets from operations	(157,879)	82,589	2,325,533	4,765,539

Contract Owner Transactions:
Purchase payments received	-	-	6,805	309,183
Net transfers between Sub-Accounts	(593,432)	(82,202)	(7,467,592)	29,636,370
Withdrawals and surrenders	-	-	(1,847,517)	(975,691)
Mortality and expense risk, cost of insurance
and contract charges	(7,206)	(22,916)	(2,451,484)	(3,102,867)
(Decrease) increase in net assets from
contract owner transactions	(600,638)	(105,118)	(11,759,788)	25,866,995
(Decrease) increase in net assets	(758,517)	(22,529)	(9,434,255)	30,632,534
Net assets at beginning of year	856,765	879,294	118,117,869	87,485,335
Net assets at end of year	$98,248	$856,765	$108,683,614	$118,117,869

Unit Transactions:
Beginning of Year	64,613	72,669	8,992,159	6,981,655
Purchased	-	-	512	24,370
Transferred between Sub-Accounts	(48,686)	(6,305)	(561,153)	2,303,918
Withdrawn, surrendered or canceled	(671)	(1,751)	(322,911)	(317,784)
End of Year	15,256	64,613	8,108,607	8,992,159

	M1A		M10
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007[14]
Operations:
Net investment income	$-	$-	$-	$-
Net realized gains (losses)	188,352	117,882	2,728	(1,415)
Net change in unrealized appreciation/depreciation	(634,028)	(71,992)	(10,975)	(759)
(Decrease) increase in net assets from operations	(445,676)	45,890	(8,247)	(2,174)

Contract Owner Transactions:
Purchase payments received	31,855	56,498	-	42,550
Net transfers between Sub-Accounts	(202,487)	(353,989)	-	(16,723)
Withdrawals and surrenders	-	(927)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(25,809)	(38,090)	(755)	(2,396)
(Decrease) increase in net assets from
contract owner transactions	(196,441)	(336,508)	(755)	23,431
(Decrease) increase in net assets	(642,117)	(290,618)	(9,002)	21,257
Net assets at beginning of year	1,297,543	1,588,161	21,257	-
Net assets at end of year	$655,426	$1,297,543	$12,255	$21,257

Unit Transactions:
Beginning of Year	85,903	107,543	1,625	-
Purchased	2,312	3,569	-	3,142
Transferred between Sub-Accounts	(14,064)	(22,711)	-	(1,341)
Withdrawn, surrendered or canceled	(2,118)	(2,498)	(74)	(176)
End of Year	72,033	85,903	1,551	1,625

14 For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RIS		RE1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$116,737	$85,622	$1,822	$3,531
Net realized gains	95,341	1,188,749	1,976	56,004
Net change in unrealized appreciation/depreciation	(3,595,122)	(376,314)	(215,699)	21,641
(Decrease) increase in net assets from operations	(3,383,044)	898,057	(211,901)	81,176

Contract Owner Transactions:
Purchase payments received	1,614,976	1,145,323	-	-
Net transfers between Sub-Accounts	(926,476)	43,112	36,055	(205,047)
Withdrawals and surrenders	(595,427)	(43,736)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(156,836)	(148,084)	(14,769)	(16,421)
(Decrease) increase in net assets from
contract owner transactions	(63,763)	996,615	21,286	(221,468)
(Decrease) increase in net assets	(3,446,807)	1,894,672	(190,615)	(140,292)
Net assets at beginning of year	8,262,354	6,367,682	556,021	696,313
Net assets at end of year	$4,815,547	$8,262,354	$365,406	$556,021

Unit Transactions:
Beginning of Year	421,019	367,149	34,081	48,215
Purchased	116,507	60,900	-	-
Transferred between Sub-Accounts	(68,079)	3,439	2,341	(13,079)
Withdrawn, surrendered or canceled	(42,797)	(10,469)	(1,113)	(1,055)
End of Year	426,650	421,019	35,309	34,081

	SI1		MFJ
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$14,984	$5,891	$120,570	$106,483
Net realized (losses) gains	(925)	(226)	143,230	171,022
Net change in unrealized appreciation/depreciation	(40,046)	(3,841)	(1,171,432)	(145,780)
(Decrease) increase in net assets from operations	(25,987)	1,824	(907,632)	131,725

Contract Owner Transactions:
Purchase payments received	-	-	241,913	395,978
Net transfers between Sub-Accounts	90,218	75,225	19,944	578,863
Withdrawals and surrenders	-	-	(94,603)	(187,210)
Mortality and expense risk, cost of insurance
and contract charges	(5,485)	(2,307)	(92,993)	(85,608)
Increase in net assets from
contract owner transactions	84,733	72,918	74,261	702,023
Increase (decrease) in net assets	58,746	74,742	(833,371)	833,748
Net assets at beginning of year	111,313	36,571	4,024,060	3,190,312
Net assets at end of year	$170,059	$111,313	$3,190,689	$4,024,060

Unit Transactions:
Beginning of Year	9,020	3,059	258,706	213,459
Purchased	-	-	16,602	25,685
Transferred between Sub-Accounts	7,329	6,149	393	37,206
Withdrawn, surrendered or canceled	(472)	(188)	(13,592)	(17,644)
End of Year	15,877	9,020	262,109	258,706

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TRS		MFE
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$126,542	$123,046	$6,180	$1,815
Net realized (losses) gains	(276,777)	170,313	74,417	2,693
Net change in unrealized appreciation/depreciation	(916,618)	(140,675)	(248,839)	48,807
(Decrease) increase in net assets from operations	(1,066,853)	152,684	(168,242)	53,315

Contract Owner Transactions:
Purchase payments received	824,806	631,251	37,839	253,478
Net transfers between Sub-Accounts	(623,751)	96,812	1,963	4,893
Withdrawals and surrenders	(194,633)	(2,098)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(98,016)	(75,189)	(9,420)	(6,020)
(Decrease) increase in net assets from
contract owner transactions	(91,594)	650,776	30,382	252,351
(Decrease) increase in net assets	(1,158,447)	803,460	(137,860)	305,666
Net assets at beginning of year	4,086,425	3,282,965	407,593	101,927
Net assets at end of year	$2,927,978	$4,086,425	$269,733	$407,593

Unit Transactions:
Beginning of Year	194,810	163,267	15,137	4,856
Purchased	42,762	30,768	1,545	10,333
Transferred between Sub-Accounts	(44,961)	4,470	(280)	191
Withdrawn, surrendered or canceled	(14,686)	(3,695)	(437)	(243)
End of Year	177,925	194,810	15,965	15,137

	MF5		MV1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$9,913	$5,695	$13,737	$11,430
Net realized (losses) gains	(1,174)	71,161	136,598	54,074
Net change in unrealized appreciation/depreciation	(231,812)	29,516	(471,132)	(10,893)
(Decrease) increase in net assets from operations	(223,073)	106,372	(320,797)	54,611

Contract Owner Transactions:
Purchase payments received	235,712	375,408	4,084	4,042
Net transfers between Sub-Accounts	(115,523)	(81,900)	30,786	243,131
Withdrawals and surrenders	(591)	(26,009)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(28,350)	(33,355)	(25,671)	(21,660)
Increase in net assets from
contract owner transactions	91,248	234,144	9,199	225,513
(Decrease) increase in net assets	(131,825)	340,516	(311,598)	280,124
Net assets at beginning of year	588,516	248,000	962,197	682,073
Net assets at end of year	$456,691	$588,516	$650,599	$962,197

Unit Transactions:
Beginning of Year	19,488	10,559	56,186	42,884
Purchased	12,192	12,642	293	236
Transferred between Sub-Accounts	(6,471)	(1,414)	1,930	14,347
Withdrawn, surrendered or canceled	(1,180)	(2,299)	(1,818)	(1,281)
End of Year	24,029	19,488	56,591	56,186

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	M11		RES
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$728	$502	$42	$55
Net realized gains (losses)	2,418	6,269	(60)	5,115
Net change in unrealized appreciation/depreciation	(58,015)	8,183	(2,680)	(3,813)
(Decrease) increase in net assets from operations	(54,869)	14,954	(2,698)	1,357

Contract Owner Transactions:
Purchase payments received	14,821	17,569	1,064	852
Net transfers between Sub-Accounts	-	-	2	-
Withdrawals and surrenders	(4,772)	(17,078)	-	(19,710)
Mortality and expense risk, cost of insurance
and contract charges	(2,948)	(3,409)	(760)	(937)
Increase (decrease) in net assets from
contract owner transactions	7,101	(2,918)	306	(19,795)
(Decrease) increase in net assets	(47,768)	12,036	(2,392)	(18,438)
Net assets at beginning of year	141,830	129,794	7,197	25,635
Net assets at end of year	$94,062	$141,830	$4,805	$7,197

Unit Transactions:
Beginning of Year	12,895	13,160	498	2,005
Purchased	1,504	1,670	88	61
Transferred between Sub-Accounts	-	-	-	-
Withdrawn, surrendered or canceled	(778)	(1,935)	(64)	(1,568)
End of Year	13,621	12,895	522	498

	EIS		FSS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$3,363	$2,784	$17,688	$6,821
Net realized (losses) gains	(76,594)	5,983	(15,936)	18,219
Net change in unrealized appreciation/depreciation	(288,811)	(9,532)	(236,597)	(9,544)
(Decrease) increase in net assets from operations	(362,042)	(765)	(234,845)	15,496

Contract Owner Transactions:
Purchase payments received	19,120	-	327,485	67,156
Net transfers between Sub-Accounts	1,056,060	176,917	(38,675)	(2,361)
Withdrawals and surrenders	(25,509)	(667)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(12,423)	(1,213)	(26,558)	(28,793)
Increase in net assets from
contract owner transactions	1,037,248	175,037	262,252	36,002
Increase in net assets	675,206	174,272	27,407	51,498
Net assets at beginning of year	178,683	4,411	451,678	400,180
Net assets at end of year	$853,889	$178,683	$479,085	$451,678

Unit Transactions:
Beginning of Year	11,409	304	29,960	27,532
Purchased	1,524	-	26,949	4,431
Transferred between Sub-Accounts	70,756	11,229	(4,337)	(119)
Withdrawn, surrendered or canceled	(2,742)	(124)	(2,184)	(1,884)
End of Year	80,947	11,409	50,388	29,960

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NLM		NMC
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$18,797	$12,838	$-	$-
Net realized (losses) gains	(74,448)	2,535	16,794	1,221,361
Net change in unrealized appreciation/depreciation	(11,158)	10,280	(34,846)	(339,524)
(Decrease) increase in net assets from operations	(66,809)	25,653	(18,052)	881,837

Contract Owner Transactions:
Purchase payments received	1,251	797	3,245	1,633
Net transfers between Sub-Accounts	(316,779)	(99,295)	3	(5,780,834)
Withdrawals and surrenders	(93,807)	-	(153,759)	(4,294)
Mortality and expense risk, cost of insurance
and contract charges	(6,499)	(8,595)	(2,577)	(33,946)
Decrease in net assets from
contract owner transactions	(415,834)	(107,093)	(153,088)	(5,817,441)
Decrease in net assets	(482,643)	(81,440)	(171,140)	(4,935,604)
Net assets at beginning of year	565,660	647,100	178,734	5,114,338
Net assets at end of year	$83,017	$565,660	$7,594	$178,734

Unit Transactions:
Beginning of Year	36,871	44,193	8,760	306,449
Purchased	85	53	202	82
Transferred between Sub-Accounts	(23,976)	(6,801)	-	(295,655)
Withdrawn, surrendered or canceled	(6,734)	(574)	(8,286)	(2,116)
End of Year	6,246	36,871	676	8,760

	NPP		NAR
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$139	$191	$26,624	$11,580
Net realized gains (losses)	3,631	2,911	(333,054)	93,928
Net change in unrealized appreciation/depreciation	(20,533)	(501)	(937,144)	(50,808)
(Decrease) increase in net assets from operations	(16,763)	2,601	(1,243,574)	54,700

Contract Owner Transactions:
Purchase payments received	2,636	1,843	51,713	686,163
Net transfers between Sub-Accounts	3	(621)	(220,386)	(384,939)
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	(1,075)	(1,066)	(27,549)	(33,459)
Increase (decrease) in net assets from
contract owner transactions	1,564	156	(196,222)	267,765
(Decrease) increase in net assets	(15,199)	2,757	(1,439,796)	322,465
Net assets at beginning of year	30,788	28,031	2,552,261	2,229,796
Net assets at end of year	$15,589	$30,788	$1,112,465	$2,552,261

Unit Transactions:
Beginning of Year	1,504	1,497	168,615	152,176
Purchased	165	91	4,264	43,933
Transferred between Sub-Accounts	-	(31)	(34,942)	(25,316)
Withdrawn, surrendered or canceled	(70)	(53)	(2,291)	(2,178)
End of Year	1,599	1,504	135,646	168,615

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OCF		OGS
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$12,791	$24,641	$52,965	$27,782
Net realized (losses) gains	(1,380,610)	1,063,666	185,393	118,268
Net change in unrealized appreciation/depreciation	(3,923,388)	259,138	(1,990,975)	(52,329)
(Decrease) increase in net assets from operations	(5,291,207)	1,347,445	(1,752,617)	93,721

Contract Owner Transactions:
Purchase payments received	482,708	356,972	340,232	103,060
Net transfers between Sub-Accounts	2,446,638	(2,863,173)	1,075,215	2,508,743
Withdrawals and surrenders	(142,702)	(95,240)	(79,330)	(46,494)
Mortality and expense risk, cost of insurance
and contract charges	(208,310)	(194,602)	(92,389)	(71,051)
Increase (decrease) in net assets from
contract owner transactions	2,578,334	(2,796,043)	1,243,728	2,494,258
(Decrease) increase in net assets	(2,712,873)	(1,448,598)	(508,889)	2,587,979
Net assets at beginning of year	9,535,104	10,983,702	4,014,308	1,426,329
Net assets at end of year	$6,822,231	$9,535,104	$3,505,419	$4,014,308

Unit Transactions:
Beginning of Year	685,121	900,873	240,716	90,934
Purchased	43,672	27,750	24,954	6,317
Transferred between Sub-Accounts	200,917	(221,984)	98,189	150,476
Withdrawn, surrendered or canceled	(29,982)	(21,518)	(12,427)	(7,011)
End of Year	899,728	685,121	351,432	240,716

	OSC		PMB
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$10,865	$6,811	$4,699	$4,320
Net realized (losses) gains	(286,569)	100,266	1,997	1,585
Net change in unrealized appreciation/depreciation	(1,006,738)	(151,113)	(18,025)	(1,655)
(Decrease) increase in net assets from operations	(1,282,442)	(44,036)	(11,329)	4,250

Contract Owner Transactions:
Purchase payments received	567,440	272,030	-	-
Net transfers between Sub-Accounts	175,418	348,391	-	-
Withdrawals and surrenders	(84,019)	-	(4,428)	(375)
Mortality and expense risk, cost of insurance
and contract charges	(60,238)	(43,000)	(1,193)	(934)
Increase (decrease) in net assets from
contract owner transactions	598,601	577,421	(5,621)	(1,309)
(Decrease) increase in net assets	(683,841)	533,385	(16,950)	2,941
Net assets at beginning of year	2,431,836	1,898,451	77,011	74,070
Net assets at end of year	$1,747,995	$2,431,836	$60,061	$77,011

Unit Transactions:
Beginning of Year	164,649	126,981	3,490	3,552
Purchased	44,478	17,170	-	-
Transferred between Sub-Accounts	(7,883)	23,252	-	-
Withdrawn, surrendered or canceled	(10,886)	(2,754)	(304)	(62)
End of Year	190,358	164,649	3,186	3,490

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PM2		PHY
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008[15]	2007	2008	2007
Operations:
Net investment income	$1,686	$-	$325,302	$310,311
Net realized gains (losses)	5,734	-	(554,956)	114,850
Net change in unrealized appreciation/depreciation	(2,779)	-	(966,929)	(277,618)
Increase (decrease) in net assets from operations	4,641	-	(1,196,583)	147,543
Contract Owner Transactions:
Purchase payments received	-	-	250,293	209,381
Net transfers between Sub-Accounts	107,282	-	668,525	(2,294,351)
Withdrawals and surrenders	-	-	101	(123,077)
Mortality and expense risk, cost of insurance	-
and contract charges	(1,187)	-	(106,927)	(92,159)
Increase (decrease) in net assets from
contract owner transactions	106,095	-	811,992	(2,300,206)
Increase (decrease) in net assets	110,736	-	(384,591)	(2,152,663)

Net assets at beginning of year	-	-	3,493,003	5,645,666
Net assets at end of year	$110,736	$-	$3,108,412	$3,493,003

Unit Transactions:
Beginning of Year	-	-	202,954	339,475
Purchased	-	-	16,302	12,248
Transferred between Sub-Accounts	11,909	-	23,663	(136,085)
Withdrawn, surrendered or canceled	(136)	-	(6,866)	(12,684)
End of Year	11,773	-	236,053	202,954

	PLD		PRR
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$12,726	$4,384	$465,370	$337,899
Net realized gains (losses)	8,506	951	112,957	(25,511)
Net change in unrealized appreciation/depreciation	(31,590)	2,748	(1,492,922)	672,716
(Decrease) increase in net assets from operations	(10,358)	8,083	(914,595)	985,104

Contract Owner Transactions:
Purchase payments received	3,248	1,940	2,557,089	342,868
Net transfers between Sub-Accounts	382,695	94,460	1,542,278	7,138,115
Withdrawals and surrenders	(3,633)	-	(73,147)	(157,013)
Mortality and expense risk, cost of insurance
and contract charges	(4,313)	(2,875)	(312,927)	(194,823)
Increase in net assets from
contract owner transactions	377,997	93,525	3,713,293	7,129,147
Increase in net assets	367,639	101,608	2,798,698	8,114,251

Net assets at beginning of year	107,869	6,261	11,354,545	3,240,294
Net assets at end of year	$475,508	$107,869	$14,153,243	$11,354,545

Unit Transactions:
Beginning of Year	9,423	588	832,007	262,724
Purchased	281	179	197,855	25,714
Transferred between Sub-Accounts	32,695	8,916	114,070	570,956
Withdrawn, surrendered or canceled	(696)	(260)	(28,445)	(27,387)
End of Year	41,703	9,423	1,115,487	832,007

15 For the period of October 13, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PTR		SCP
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,777,189	$1,291,910	$14,664	$3,128
Net realized gains (losses)	1,493,722	(124,531)	144,423	54,712
Net change in unrealized appreciation/depreciation	(1,201,457)	1,407,190	(738,270)	(100,843)
Increase (decrease) in net assets from operations	2,069,454	2,574,569	(579,183)	(43,003)
Contract Owner Transactions:
Purchase payments received	7,269,306	1,455,198	566,237	92,717
Net transfers between Sub-Accounts	8,339,815	11,215,670	742,406	1,111,443
Withdrawals and surrenders	(2,867,144)	(614,225)	(15,872)	(28,711)
Mortality and expense risk, cost of insurance
and contract charges	(881,079)	(531,901)	(55,937)	(33,019)
Increase in net assets from
contract owner transactions	11,860,898	11,524,742	1,236,834	1,142,430
Increase in net assets	13,930,352	14,099,311	657,651	1,099,427

Net assets at beginning of year	33,637,316	19,538,005	1,153,085	53,658
Net assets at end of year	$47,567,668	$33,637,316	$1,810,736	$1,153,085

Unit Transactions:
Beginning of Year	2,573,931	1,625,791	106,276	5,068
Purchased	541,840	117,867	55,469	8,010
Transferred between Sub-Accounts	635,015	922,283	74,174	98,734
Withdrawn, surrendered or canceled	(277,696)	(92,010)	(6,743)	(5,536)
End of Year	3,473,090	2,573,931	229,176	106,276

	RX2		RX1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$84	$335
Net realized (losses) gains	(40)	19	(613)	189
Net change in unrealized appreciation/depreciation	(78)	-	(14,559)	(1,082)
(Decrease) increase in net assets from operations	(118)	19	(15,088)	(558)

Contract Owner Transactions:
Purchase payments received	90	76	6,126	6,063
Net transfers between Sub-Accounts	30	-	-	19,890
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance
and contract charges	(66)	(73)	(1,298)	(1,047)
Increase in net assets from
contract owner transactions	54	3	4,828	24,906
(Decrease) increase in net assets	(64)	22	(10,260)	24,348

Net assets at beginning of year	184	162	24,932	584
Net assets at end of year	$120	$184	$14,672	$24,932

Unit Transactions:
Beginning of Year	20	20	2,325	55
Purchased	11	8	853	541
Transferred between Sub-Accounts	-	-	-	1,822
Withdrawn, surrendered or canceled	(9)	(8)	(172)	(93)
End of Year	22	20	3,006	2,325

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC5		SC7
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$10,434	$73,302	$785	$570
Net realized gains (losses)	223,053	1,049,415	(8,882)	15,896
Net change in unrealized appreciation/depreciation	(2,664,171)	(405,037)	(35,956)	(9,148)
(Decrease) increase in net assets from operations	(2,430,684)	717,680	(44,053)	7,318

Contract Owner Transactions:
Purchase payments received	694,604	1,097,708	35,982	78,687
Net transfers between Sub-Accounts	58,283	506,515	(38,472)	(83,413)
Withdrawals and surrenders	(116,533)	(722,942)	-	(1,817)
Mortality and expense risk, cost of insurance
and contract charges	(108,469)	(107,959)	(5,249)	(6,172)
Increase (decrease) in net assets from
contract owner transactions	527,885	773,322	(7,739)	(12,715)
(Decrease) increase in net assets	(1,902,799)	1,491,002	(51,792)	(5,397)

Net assets at beginning of year	6,048,757	4,557,755	109,046	114,443
Net assets at end of year	$4,145,958	$6,048,757	$57,254	$109,046

Unit Transactions:
Beginning of Year	247,349	214,216	6,077	6,647
Purchased	30,949	46,389	2,185	4,463
Transferred between Sub-Accounts	(6,178)	20,345	(2,777)	(4,582)
Withdrawn, surrendered or canceled	(10,790)	(33,601)	(355)	(451)
End of Year	261,330	247,349	5,130	6,077

	SCB		SCM
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,145	$-	$2,821	$3,907
Net realized (losses) gains	(55,221)	121,598	(33,696)	30,021
Net change in unrealized appreciation/depreciation	(160,755)	(141,094)	(148,833)	(61,862)
Decrease in net assets from operations	(214,831)	(19,496)	(179,708)	(27,934)

Contract Owner Transactions:
Purchase payments received	37,727	132,928	107,235	63,384
Net transfers between Sub-Accounts	(322,324)	2,375	1,001	104,661
Withdrawals and surrenders	(2,336)	(323,761)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(11,343)	(21,689)	(6,141)	(5,916)
(Decrease) increase in net assets from
contract owner transactions	(298,276)	(210,147)	102,095	162,129
(Decrease) increase in net assets	(513,107)	(229,643)	(77,613)	134,195

Net assets at beginning of year	809,754	1,039,397	433,665	299,470
Net assets at end of year	$296,647	$809,754	$356,052	$433,665

Unit Transactions:
Beginning of Year	43,665	54,552	27,764	18,059
Purchased	2,196	6,758	7,609	3,813
Transferred between Sub-Accounts	(18,895)	156	1,334	6,246
Withdrawn, surrendered or canceled	(956)	(17,801)	(492)	(354)
End of Year	26,010	43,665	36,215	27,764

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC3		SC2
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$218,816	$168,479	$167,728	$145,661
Net realized gains (losses)	28,904	1,945,928	(22,099)	(18,173)
Net change in unrealized appreciation/depreciation	(4,900,400)	(3,690,184)	(521,989)	(27,146)
(Decrease) increase in net assets from operations	(4,652,680)	(1,575,777)	(376,360)	100,342

Contract Owner Transactions:
Purchase payments received	1,151,501	1,372,867	398,142	394,663
Net transfers between Sub-Accounts	(145,783)	(394,191)	6,124	(24,409)
Withdrawals and surrenders	(71,730)	(322,675)	(7,878)	(37,768)
Mortality and expense risk, cost of insurance
and contract charges	(198,798)	(218,679)	(150,141)	(151,063)
Increase in net assets from
contract owner transactions	735,190	437,322	246,247	181,423
(Decrease) increase in net assets	(3,917,490)	(1,138,455)	(130,113)	281,765

Net assets at beginning of year	9,599,171	10,737,626	3,062,394	2,780,629
Net assets at end of year	$5,681,681	$9,599,171	$2,932,281	$3,062,394

Unit Transactions:
Beginning of Year	280,852	272,905	200,400	188,798
Purchased	36,951	35,964	29,266	25,849
Transferred between Sub-Accounts	(7,649)	(12,975)	280	(1,655)
Withdrawn, surrendered or canceled	(9,388)	(15,042)	(10,728)	(12,592)
End of Year	300,766	280,852	219,218	200,400

	SC1		TBC
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,010,883	$2,114,828	$1,440	$5,034
Net realized (losses) gains	-	-	(142,685)	47,483
Net change in unrealized appreciation/depreciation	-	-	(620,408)	41,103
Increase (decrease) in net assets from operations	1,010,883	2,114,828	(761,653)	93,620

Contract Owner Transactions:
Purchase payments received	3,227,594	11,458,289	257,408	548,370
Net transfers between Sub-Accounts	(1,818,873)	(1,802,173)	478,324	(41,010)
Withdrawals and surrenders	(3,942,761)	(3,122,239)	(17,011)	-
Mortality and expense risk, cost of insurance
and contract charges	(1,493,375)	(1,559,468)	(51,430)	(38,204)
(Decrease) increase in net assets from
contract owner transactions	(4,027,415)	4,974,409	667,291	469,156
(Decrease) increase in net assets	(3,016,532)	7,089,237	(94,362)	562,776

Net assets at beginning of year	45,530,914	38,441,677	1,192,498	629,722
Net assets at end of year	$42,514,382	$45,530,914	$1,098,136	$1,192,498

Unit Transactions:
Beginning of Year	3,925,378	3,475,542	84,164	50,108
Purchased	276,571	1,027,679	26,766	39,070
Transferred between Sub-Accounts	(154,831)	(162,064)	30,556	(2,211)
Withdrawn, surrendered or canceled	(462,346)	(415,779)	(6,628)	(2,803)
End of Year	3,584,772	3,925,378	134,858	84,164

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	REI		RNA
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$580,561	$504,568	$-	$-
Net realized (losses) gains	(394,565)	3,780,556	34	15,716
Net change in unrealized appreciation/depreciation	(10,961,492)	(3,069,334)	(43,342)	(3,396)
(Decrease) increase in net assets from operations	(10,775,496)	1,215,790	(43,308)	12,320

Contract Owner Transactions:
Purchase payments received	2,619,002	2,475,392	3,245	3,294
Net transfers between Sub-Accounts	1,511,783	(3,307,549)	13,413	(7,216)
Withdrawals and surrenders	(570,732)	(623,065)	(6,055)	-
Mortality and expense risk, cost of insurance
and contract charges	(295,454)	(301,687)	(2,992)	(3,598)
Increase (decrease) in net assets from
contract owner transactions	3,264,599	(1,756,909)	7,611	(7,520)
(Decrease) increase in net assets	(7,510,897)	(541,119)	(35,697)	4,800

Net assets at beginning of year	26,505,521	27,046,640	106,578	101,778
Net assets at end of year	$18,994,624	$26,505,521	$70,881	$106,578

Unit Transactions:
Beginning of Year	1,409,689	1,485,420	8,510	9,247
Purchased	164,089	129,740	300	271
Transferred between Sub-Accounts	61,552	(156,534)	1,160	(707)
Withdrawn, surrendered or canceled	(54,165)	(48,937)	(806)	(301)
End of Year	1,581,165	1,409,689	9,164	8,510

	TFS		FTI
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$101,297	$75,170	$4,498	$22,490
Net realized gains	363,814	572,932	66,125	217,313
Net change in unrealized appreciation/depreciation	(2,278,564)	(112,475)	(175,720)	(79,664)
(Decrease) increase in net assets from operations	(1,813,453)	535,627	(105,097)	160,139

Contract Owner Transactions:
Purchase payments received	729,894	717,828	34,842	140,421
Net transfers between Sub-Accounts	131,353	48,912	(678,239)	68,672
Withdrawals and surrenders	(10,851)	(1,705,165)	(28,194)	(440,383)
Mortality and expense risk, cost of insurance
and contract charges	(78,244)	(83,674)	(13,194)	(29,602)
Increase (decrease) in net assets from
contract owner transactions	772,152	(1,022,099)	(684,785)	(260,892)
Decrease in net assets	(1,041,301)	(486,472)	(789,882)	(100,753)

Net assets at beginning of year	3,979,713	4,466,185	877,148	977,901
Net assets at end of year	$2,938,412	$3,979,713	$87,266	$877,148

Unit Transactions:
Beginning of Year	219,581	285,327	34,546	44,466
Purchased	50,501	44,540	1,509	6,200
Transferred between Sub-Accounts	7,701	2,970	(28,259)	3,099
Withdrawn, surrendered or canceled	(6,497)	(113,256)	(2,028)	(19,219)
End of Year	271,286	219,581	5,768	34,546

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TSF		FTG
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$139,416	$116,580	$1,255	$2,044
Net realized gains (losses)	352,556	381,998	(2,077)	15,892
Net change in unrealized appreciation/depreciation	(4,108,468)	(298,499)	(35,998)	(15,541)
(Decrease) increase in net assets from operations	(3,616,496)	200,079	(36,820)	2,395

Contract Owner Transactions:
Purchase payments received	653,841	749,075	8,628	7,993
Net transfers between Sub-Accounts	(31,993)	415,935	1,453	(240)
Withdrawals and surrenders	(219,754)	(29,426)	(9,102)	(66,148)
Mortality and expense risk, cost of insurance
and contract charges	(146,115)	(137,129)	(6,506)	(8,350)
Increase (decrease) in net assets from
contract owner transactions	255,979	998,455	(5,527)	(66,745)
(Decrease) increase in net assets	(3,360,517)	1,198,534	(42,347)	(64,350)

Net assets at beginning of year	8,552,896	7,354,362	83,003	147,353
Net assets at end of year	$5,192,379	$8,552,896	$40,656	$83,003

Unit Transactions:
Beginning of Year	371,089	327,236	3,754	6,820
Purchased	40,177	33,326	464	357
Transferred between Sub-Accounts	(3,673)	17,669	-	-
Withdrawn, surrendered or canceled	(18,267)	(7,142)	(1,029)	(3,423)
End of Year	389,326	371,089	3,189	3,754

	VCP		VGI
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$14,313	$8,450	$7,250	$10,504
Net realized gains	27,961	11,358	3,345	48,343
Net change in unrealized appreciation/depreciation	(249,035)	(36,175)	(146,065)	(43,018)
(Decrease) increase in net assets from operations	(206,761)	(16,367)	(135,470)	15,829

Contract Owner Transactions:
Purchase payments received	224,509	224,589	4,628	5,408
Net transfers between Sub-Accounts	(4)	-	51,718	134,212
Withdrawals and surrenders	-	-	(192,146)	-
Mortality and expense risk, cost of insurance
and contract charges	(13,269)	(14,833)	(4,920)	(11,297)
Increase (decrease) in net assets from
contract owner transactions	211,236	209,756	(140,720)	128,323
Increase (decrease) in net assets	4,475	193,389	(276,190)	144,152

Net assets at beginning of year	667,063	473,674	552,328	408,176
Net assets at end of year	$671,538	$667,063	$276,138	$552,328

Unit Transactions:
Beginning of Year	49,246	34,255	37,133	28,210
Purchased	29,049	16,035	354	362
Transferred between Sub-Accounts	-	-	3,907	9,315
Withdrawn, surrendered or canceled	(1,227)	(1,044)	(14,079)	(754)
End of Year	77,068	49,246	27,315	37,133

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VMG		USC
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007[16]
Operations:
Net investment income	$42,938	$-	$-	$-
Net realized gains	699,060	1,550,745	52,526	10,530
Net change in unrealized appreciation/depreciation	(3,880,850)	44,520	(324,583)	7,013
(Decrease) increase in net assets from operations	(3,138,852)	1,595,265	(272,057)	17,543

Contract Owner Transactions:
Purchase payments received	23,622	60,873	1,395	-
Net transfers between Sub-Accounts	135,824	(3,234,762)	254,651	540,979
Withdrawals and surrenders	(29,310)	(131,812)	-	-
Mortality and expense risk, cost of insurance
and contract charges	(96,625)	(129,419)	(26,246)	(24,811)
Increase (decrease) in net assets from
contract owner transactions	33,511	(3,435,120)	229,800	516,168
(Decrease) increase in net assets	(3,105,341)	(1,839,855)	(42,257)	533,711

Net assets at beginning of year	6,716,931	8,556,786	533,711	-
Net assets at end of year	$3,611,590	$6,716,931	$491,454	$533,711

Unit Transactions:
Beginning of Year	369,862	577,966	48,748	-
Purchased	2,011	3,375	223	-
Transferred between Sub-Accounts	11,622	(196,395)	28,421	50,962
Withdrawn, surrendered or canceled	(9,926)	(15,084)	(2,970)	(2,214)
End of Year	373,569	369,862	74,422	48,748

16 For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 25, 1996 as a funding vehicle the variable portion of certain individual variable life insurance contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL, and Sun Life Large Case VUL.  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the “Funds”) registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the basis of identified cost of the investments sold.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS/ Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.50% to 1.05% and 0.50% and 0.95% of the Funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2008, the deduction is at an effective annual rate based on assets ranging from 0.40% to 0.60% for policy years 1 through 10, 0.10% to 0.25% for policy years 11 through 20, and 0.10% to 0.20% for policy years 21 and beyond.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load.  The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%.  The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, these expense charges consist of only premium expense load.  The premium expense load ranges from 0% to 7.5% of the premium up to target premium and from 0% to 2.5% of the premium in excess of the target premium.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Administration charges
At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Sun Life Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter.  For the Sun Life Large Case VUL products, a monthly charge is $5.00 per policy for each policy month.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Mortality Tables.

Other Contract Charges
The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.40% of premium.

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

5.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AI6	$15,768	$3,835
AI1	2,014	29,374
AI3	8,006	17,466
IV1	4,083	927
AI4	1,876,505	466,986
A22	7,408	195,182
ASC	24,994	57,257
AL4	2,036,657	203,434
AL3	53,305	1,232
AN4	638,427	227,069
AN2	21,949	13,409
AN3	40,670	20,341
IVP	9,937,940	3,920,933
AN5	128,698	51,244
ASM	321,222	87,513
AFG	181,151	485
AGF	170,107	177,820
AIF	297,690	3,582
MLV	617,754	42,861
NMI	1,248,053	560,065
DGO	14,530	5,817
DRS	284,790	128,291
DSV	1,663,600	555,883
DTS	102,433	18,321

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
DMC	$26,084	$29,441
DSI	33,753,838	22,307,142
DCA	463,980	28,821
DSC	154,780	257,209
DGI	5,720	3,072
DQB	251,365	6,174,711
SHR	256,014	259,296
SCV	241,482	263,860
SSI	1,824,929	1,684,709
SSC	734,728	294,766
FF1	39,478	1,867
FF2	29,281	2,934
FF3	26,658	3,567
AMG	2,900	3,436
FL1	626,214	367,317
FCN	5,533,831	3,021,868
FE2	1,035,292	37,637
FEI	74,607	40,396
FVG	413,197	28,517
FL3	336,119	135,379
FGP	1,568,387	758,550
FHI	312,266	256,491
FIP	1,566	673
FIG	5,321,076	1,639,933
FMC	2,796,801	511,366
FL5	79,051,089	52,318,491
FMM	4,648	-
FL2	392,823	114,913
FOF	328,265	16,600
FRE	107,329	104,764
FSC	213,920	20,292
GS7	59,718	95,579
GS3	41,789	74,518
JBP	1,092,534	6,281,271
JP3	316,990	106,509
JP1	1,624	1,445
MVP	2,819,716	1,333,091
LA1	930,106	340,466
LA3	28,460	166,089
LA2	1,383,060	1,086,276
MFL	72,243	36,043
MF9	1,594	1,337
MF7	111,626	64,863
MFD	1,075	414
MF1	2,001	3,171
RG1	22,185	3,709
EME	2,039,374	365,517
GGR	4,374	157,603
MFK	45,306	20,053
MF6	1,524,505	603,163
MFF	27,770	67,276
MF2	4,222	146,499
MFC	13,293	7,250

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
IG1	$614,447	$138,772
IGS	5,832,026	3,456,141
M1B	427,054	164,807
MC1	3	600,641
MMS	7,792,343	17,226,598
M1A	198,568	227,603
M10	3,112	757
RIS	3,486,672	2,479,154
RE1	39,576	16,468
SI1	105,802	6,086
MFJ	1,233,742	762,023
TRS	1,512,833	1,210,713
MFE	175,155	73,951
MF5	405,307	212,997
MV1	210,537	53,829
M11	15,534	7,705
RES	1,103	754
EIS	1,986,245	917,446
FSS	375,308	72,589
NLM	102,536	499,574
NMC	3,234	156,321
NPP	7,164	1,070
NAR	133,213	297,892
OCF	7,963,711	5,372,586
OGS	2,028,572	499,156
OSC	1,220,790	490,676
PMB	7,840	5,622
PM2	114,766	1,188
PHY	3,322,779	2,175,183
PLD	957,387	558,828
PRR	9,723,732	5,525,170
PTR	32,701,731	18,135,614
SCP	1,853,607	413,590
RX2	166	112
RX1	6,209	1,297
SC5	2,679,568	908,257
SC7	37,304	43,351
SCB	60,670	341,916
SCM	177,513	71,132
SC3	3,207,639	1,404,142
SC2	626,615	212,641
SC1	6,126,550	9,143,083
TBC	1,038,616	369,886
REI	12,405,831	7,864,778
RNA	56,604	44,458
TFS	1,322,732	82,753
FTI	67,910	729,788
TSF	1,473,669	614,816
FTG	14,729	14,057
VCP	268,194	11,732
VGI	80,811	202,111
VMG	4,035,719	2,564,404
USC	347,604	53,024

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$514,334,106	$-	$-	$514,334,106
Total assets measured at
fair value on a recurring basis	$514,334,106	$-	$-	$514,334,106

7. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratio, and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
AI6	2008	3,332	$6.327	$21,080	0.92%	(51.77	) %
	2007	2,932	13.119	38,467	0.68	1.54
	2006	1,821	12.919	23,535	0.00	0.13
	2005	915	11.412	10,439	0.00	0.06

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
AI1	2008	209,637	$7.410	$1,553,475	0.00%	(42.49	) %
	2007	212,397	12.886	2,736,890	0.00	12.01
	2006	215,990	11.504	2,484,690	0.07	6.30
	2005	189,249	10.822	2,048,035	0.06	8.84
	2004	174,503	9.943	1,735,152	0.00	6.63

AI3	2008	1,480	12.179	18,925	1.58	(30.14)
	2007	2,288	17.434	41,173	1.13	8.12
	2006	3,033	16.125	50,110	0.56	16.70
	2005	818	13.817	11,284	1.60	5.31
	2004	617	13.120	8,076	1.30	8.97

IV1	2008	1,082	10.461	11,314	0.00	(48.08)
	2007[3]	860	20.147	17,324	0.00	12.19

AI4	2008	110,607	14.669	1,622,630	0.52	(40.38)
	2007	54,765	24.605	1,347,613	0.49	14.72
	2006	31,874	21.448	683,755	1.17	28.23
	2005	24,516	16.726	410,145	0.87	17.93
	2004	13,682	14.183	194,130	0.83	24.00

A22	2008	722	10.164	7,336	0.33	(28.52)
	2007	14,365	14.219	204,259	0.30	9.55
	2006	25,427	12.980	330,036	0.70	11.24
	2005	59,376	11.668	692,807	0.52	7.62

ASC	2008	4,690	6.855	32,153	0.00	(31.31)
	2007[4]	8,322	9.980	83,048	0.05	(0.20)

AL4	2008	226,556	7.150	1,619,775	0.16	(58.36)
	2007	105,767	17.168	1,815,796	0.00	31.56
	2006	17,936	13.050	234,058	0.00	10.14
	2005[5]	61	11.848	706	0.00	18.48

AL3	2008[6]	5,869	5.805	34,069	0.00	(39.05)

AN4	2008	72,117	17.406	1,255,307	0.00	(48.96)
	2007	56,357	34.106	1,922,134	1.36	17.78
	2006	54,460	28.958	1,577,015	0.66	26.70
	2005	38,455	22.856	878,908	0.36	20.55
	2004	15,219	18.959	288,539	0.18	23.97

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
AN2	2008	2,408	$8.543	$20,527	0.00%	(47.46	) %
	2007	1,794	16.261	29,080	0.00	19.89
	2006	1,270	13.563	17,147	0.00	8.38
	2005	1,935	12.514	24,139	0.00	3.65
	2004	1,986	12.074	23,910	0.00	5.09

AN3	2008	8,291	9.656	80,108	1.76	(40.69)
	2007	8,911	16.282	145,160	1.30	4.86
	2006	32,609	15.527	506,387	1.29	16.98
	2005	46,915	13.273	622,753	1.29	4.60
	2004	30,073	12.690	381,677	0.75	11.22

IVP	2008	1,978,025	6.402	12,662,923	1.12	(53.18)
	2007	1,459,441	13.674	19,956,794	1.25	5.84
	2006[7]	613,578	12.920	7,927,225	0.14	29.20

AN5	2008	13,041	10.576	137,922	0.00	(45.62)
	2007	8,114	19.449	157,803	0.00	13.70
	2006	3,187	17.106	54,519	0.00	10.50

ASM	2008[8]	25,855	5.923	153,148	0.41	(32.99)

AFG	2008 [9]	19,545	9.357	182,884	1.08	2.34

AIF	2008[10]	31,758	9.940	315,669	2.62	10.36

MLV	2008	222,819	8.442	1,881,096	0.76	(40.04)
	2007	186,062	14.080	2,619,745	0.30	(0.89)
	2006	173,904	14.207	2,470,672	0.30	12.82
	2005	148,198	12.593	1,866,268	0.56	10.38

NMI	2008[11]	51,948	5.912	307,107	1.57	(43.95)

DGO	2008	5,850	9.071	53,060	0.00	(40.55)
	2007	5,948	15.257	90,741	0.00	12.96
	2006	4,250	13.507	57,403	0.00	6.36
	2005	6,474	12.700	82,224	0.00	11.40

DRS	2008	23,668	10.666	252,446	2.33	(35.06)
	2007	20,548	16.425	337,485	1.46	(13.94)
	2006	38,838	19.085	741,209	0.77	32.63
	2005	19,485	14.390	280,386	0.00	7.17

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
DSV	2008	221,133	$10.027	$2,217,317	0.72%	(29.88	) %
	2007	138,008	14.299	1,973,364	0.48	(6.62)
	2006	105,531	15.313	1,615,952	0.24	16.19
	2005	26,821	13.179	353,481	0.00	9.42

DTS	2008	17,222	7.206	124,104	0.00	(46.74)
	2007	12,237	13.530	165,542	0.00	10.75
	2006[12]	9,079	12.216	110,905	0.00	7.59

DMC	2008	2,456	7.499	18,410	0.94	(40.42)
	2007	4,038	12.586	50,826	0.23	1.50
	2006	1,803	12.400	22,361	0.36	7.75
	2005[5]	1,562	11.508	17,978	0.00	15.08

DSI	2008	6,475,528	7.673	49,677,793	2.11	(37.14)
	2007	5,698,584	12.206	69,547,016	1.75	5.26
	2006	4,860,856	11.597	56,378,619	1.80	15.50
	2005	3,603,696	10.041	36,191,147	1.71	4.69
	2004	2,152,440	9.591	20,651,016	1.86	10.64

DCA	2008	57,442	10.799	620,319	1.52	(29.55)
	2007	28,995	15.328	444,412	0.19	7.13
	2006	1,708	14.308	24,433	1.54	16.48
	2005	1,535	12.284	18,852	0.04	4.38
	2004	24,514	11.769	288,506	2.78	5.05

DSC	2008	182,948	8.111	1,483,575	0.91	(37.59)
	2007	202,961	12.996	2,637,313	0.64	(11.06)
	2006	348,103	14.612	5,086,068	0.42	3.77
	2005	476,208	14.081	6,705,154	0.00	5.80
	2004	352,886	13.309	4,696,246	0.00	0.11

DGI	2008	1,250	8.107	10,138	0.66	(40.41)
	2007	1,186	13.605	16,140	0.76	8.45
	2006	1,315	12.545	16,487	0.54	14.23
	2005	1,188	10.982	13,042	1.36	3.35
	2004	1,094	10.626	11,598	1.29	7.47

DQB	2008	12,661	15.059	188,583	5.19	(4.18)
	2007	417,322	15.716	6,556,594	4.81	3.54
	2006	459,173	15.179	6,967,549	4.59	4.23
	2005	422,644	14.562	6,152,664	3.62	2.48
	2004	395,218	14.210	5,614,122	4.06	3.37

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
SHR	2008	1,264	$7.625	$9,652	1.09%	(45.98	) %
	2007[13]	6,772	14.115	95,581	1.24	(1.86)

SCV	2008	14,816	9.922	147,310	2.00	(33.42)
	2007	26,622	14.902	396,741	0.80	3.06
	2006	7,466	14.460	107,965	0.54	25.06
	2005[5]	488	11.563	5,643	0.00	15.63

SSI	2008	265,760	9.169	2,436,685	1.77	(34.12)
	2007	259,084	13.918	3,605,970	0.86	(1.90)
	2006	155,599	14.187	2,207,556	0.58	17.49
	2005	126,501	12.075	1,527,549	0.83	4.26

SSC	2008	114,039	12.672	1,440,582	1.34	(34.33)
	2007	101,087	19.295	1,943,596	0.59	(2.16)
	2006	101,506	19.721	2,001,790	0.40	17.19
	2005	81,411	16.828	1,369,988	0.37	3.99
	2004	46,571	16.182	753,623	0.12	17.48

FF1	2008[14]	3,223	8.319	26,812	3.07	(25.56)

FF2	2008[8]	2,219	7.783	17,269	2.99	(27.16)

FF3	2008[14]	2,270	7.269	16,503	3.91	(35.83)

AMG	2008	2,848	9.106	21,207	0.00	(35.81)
	2007	2,908	14.186	34,833	0.00	18.97
	2006	2,940	11.924	30,921	0.00	6.99
	2005	1,848	11.145	17,326	0.00	3.89
	2004	21,978	10.728	235,764	1.65	5.98

FL1	2008	139,337	12.532	1,738,451	0.87	(42.69)
	2007	125,764	21.867	2,736,627	0.74	17.30
	2006	125,144	18.642	2,333,447	1.06	11.43
	2005	308,911	16.729	5,168,326	0.09	16.65
	2004	189,838	14.342	2,723,075	0.09	15.16

FCN	2008	570,465	17.333	9,888,062	1.13	(42.51)
	2007	483,601	30.152	14,581,461	0.92	17.59
	2006	338,660	25.641	8,683,575	1.39	11.72
	2005	126,315	22.952	2,899,099	0.24	16.94
	2004	83,724	19.628	1,643,239	0.21	15.48

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
FE2	2008	146,479	$6.198	$907,837	5.21%	(42.65	) %
	2007[16]	42,111	10.808	455,114	4.29	8.07

FEI	2008	143,744	11.937	1,715,971	2.55	(42.65)
	2007	145,662	20.816	3,032,220	1.83	1.53
	2006	148,177	20.502	3,038,060	2.73	20.19
	2005	600,228	17.058	10,238,569	1.38	5.87
	2004	1,056,327	16.113	17,020,273	1.48	11.53

FVG	2008	32,977	8.366	275,881	1.70	(41.70)
	2007	5,485	14.350	78,715	1.68	12.12
	2006	3,910	12.798	50,048	1.07	13.18
	2005	2,234	11.308	25,260	0.00	7.63

FL3	2008	69,379	8.375	572,765	0.61	(47.31)
	2007	57,043	15.894	890,922	0.37	26.66
	2006	76,148	12.549	955,611	0.17	6.57
	2005	205,186	11.775	2,416,056	0.22	5.50
	2004	133,887	11.161	1,494,309	0.06	3.12

FGP	2008	56,204	10.473	588,701	1.26	(47.17)
	2007	13,398	19.822	265,752	0.78	26.96
	2006	11,815	15.612	184,593	0.55	6.85
	2005	204,148	14.612	2,983,045	0.48	5.80
	2004	177,274	13.811	2,448,410	0.25	3.38

FHI	2008	76,201	9.570	729,295	9.20	(24.98)
	2007	76,674	12.757	978,220	6.94	2.79
	2006	30,176	12.411	374,618	7.80	11.24
	2005	34,527	11.157	385,319	15.17	2.70
	2004	26,937	10.864	292,735	7.07	9.59

FIP	2008	1,848	12.675	23,741	2.22	(37.00)
	2007	1,858	20.118	37,954	3.59	5.44
	2006	1,892	19.080	36,637	2.39	15.73
	2005	3,432	16.487	56,972	1.74	4.82
	2004	3,516	15.729	55,528	1.39	10.61

FIG	2008	1,230,661	16.594	20,421,062	3.73	(3.25)
	2007	1,057,995	17.151	18,145,545	2.92	4.35
	2006	381,208	16.436	6,265,691	3.12	4.35
	2005	270,915	15.751	4,267,292	0.00	2.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
FMC	2008	211,333	$7.512	$1,587,531	0.81%	(39.44	) %
	2007[13]	10,016	12.405	124,244	0.59	24.05

FL5	2008	5,750,070	11.761	67,605,637	2.73	2.92
	2007	3,578,472	11.428	40,873,039	4.81	5.11
	2006	4,147,381	10.872	45,075,520	3.79	4.77
	2005	500,774	10.377	5,196,569	2.76	2.93
	2004	2,242	10.082	22,600	2.39	0.82

FMM	2008	10,000	15.793	158,520	2.93	3.02
	2007	10,000	15.330	153,872	5.33	5.22
	2006	10,000	14.569	145,674	4.65	4.88
	2005	10,000	13.891	138,904	2.94	3.04
	2004	10,000	13.482	134,817	15.79	1.21

FL2	2008	57,419	13.060	750,050	2.65	(43.96)
	2007	49,399	23.305	1,151,509	2.92	17.05
	2006	44,665	19.910	889,500	0.60	17.77
	2005	141,542	16.905	2,392,999	0.52	18.78
	2004	115,242	14.232	1,640,313	0.65	13.31

FOF	2008	27,179	10.341	281,059	3.48	(43.80)
	2007	10,433	18.402	191,978	3.54	17.31
	2006[17]	280	15.686	4,381	0.00	18.08

FRE	2008	18,928	6.348	120,151	1.42	(42.22)
	2007	26,332	10.987	289,296	2.02	(20.65)
	2006	37,207	13.847	515,189	2.55	20.87
	2005[5]	19,099	11.456	218,785	0.00	14.56

FSC	2008	61,296	8.071	494,673	0.00	(42.34)
	2007	45,929	13.999	642,949	0.00	11.51
	2006	80,979	12.554	1,016,641	0.00	8.95
	2005	52,788	11.523	608,257	0.00	5.09
	2004	7,962	10.965	87,307	0.00	9.65

GS7	2008	5,061	8.090	40,933	0.09	(41.75)
	2007	7,663	13.889	106,427	0.21	10.13
	2006	5,857	12.611	73,864	0.09	8.56
	2005	7,633	11.617	88,662	0.16	2.94
	2004	4,915	11.285	55,462	1.34	12.85

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio [1]	Return[2]
GS3	2008	7,755	$9.557	$74,118	1.45%	(37.00)%
	2007	10,710	15.170	162,473	1.18	(1.63)
	2006	9,016	15.421	139,042	1.47	12.89
	2005	5,797	13.660	79,186	0.63	6.51
	2004	5,987	12.825	76,770	1.88	14.94

JBP	2008	386,843	14.387	5,563,369	10.17	(15.95)
	2007	786,014	17.119	13,452,686	6.94	1.33
	2006	796,833	16.894	13,459,181	3.87	4.14
	2005	789,914	16.223	12,811,912	3.18	2.81
	2004	713,031	15.779	11,248,512	3.43	4.29

JP3	2008	40,337	12.559	507,042	0.16	(31.98)
	2007	33,061	18.465	611,128	0.01	(5.67)
	2006	37,663	19.575	737,932	0.00	15.01
	2005	37,694	17.021	642,180	0.00	3.42
	2004	30,363	16.459	500,313	0.00	27.17

JP1	2008	8,926	9.826	87,711	1.33	(33.98)
	2007	9,038	14.883	134,507	1.08	1.66
	2006	9,175	14.640	134,321	0.97	16.57
	2005	9,144	12.559	114,836	1.10	1.35
	2004	23,681	12.392	293,445	1.58	9.49

MVP	2008	382,067	8.688	3,319,322	0.68	(27.77)
	2007	282,357	12.028	3,396,316	1.78	7.55
	2006[18]	90,251	11.184	1,009,350	2.91	11.84

LA1	2008	215,517	10.995	2,370,337	1.64	(36.42)
	2007	175,710	17.293	3,039,739	1.32	3.44
	2006	204,334	16.718	3,417,261	0.75	17.27
	2005	522,122	14.256	7,444,295	1.12	3.25
	2004	319,388	13.808	4,410,935	1.12	12.65

LA3	2008	4,747	9.254	43,933	0.25	(51.53)
	2007	15,410	19.094	294,232	0.86	4.73
	2006	13,078	18.232	238,429	0.56	29.08
	2005	2,812	14.125	39,726	0.00	26.63
	2004	561	11.154	6,249	0.14	20.71

LA2	2008	312,155	10.829	3,376,592	1.36	(39.36)
	2007	296,991	17.857	5,297,108	0.46	0.58
	2006	249,898	17.754	4,438,148	0.56	12.23
	2005	206,568	15.819	3,269,031	0.68	8.22
	2004	80,667	14.617	1,180,353	0.43	24.04

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
MFL	2008	21,425	$9.701	$207,843	1.10%	(35.12)%
	2007	18,849	14.953	281,850	1.05	5.69
	2006	14,412	14.148	203,904	0.84	13.04
	2005	2,288	12.516	28,589	0.94	7.42
	2004	698	11.651	8,126	1.15	16.51

MF9	2008	1,470	8.813	12,964	1.49	(34.95)
	2007	1,474	13.548	19,980	0.17	5.95
	2006	40,634	12.788	519,635	0.11	13.30
	2005	1,679	11.286	18,965	0.94	7.70
	2004	1,649	10.479	17,261	1.00	11.99

MF7	2008	19,902	10.545	209,862	5.73	(10.77)
	2007	16,775	11.817	198,232	4.11	3.28
	2006	17,634	11.441	201,752	1.37	4.87
	2005	16,412	10.910	179,060	5.95	1.59
	2004	15,113	10.739	162,305	0.21	7.39

MFD	2008	196	8.391	1,658	0.17	(37.22)
	2007	145	13.366	1,967	0.00	10.93
	2006	98	12.049	1,198	0.00	6.05
	2005	97,961	11.361	1,112,980	0.00	0.63
	2004	60,888	11.290	687,403	0.00	10.78

MF1	2008	4,948	8.137	40,242	0.49	(37.02)
	2007	5,090	12.921	65,730	0.19	11.14
	2006	5,248	11.626	60,995	0.30	6.37
	2005	656,239	10.929	7,172,252	0.57	0.92
	2004	579,514	10.830	6,276,172	0.06	11.02

RG1	2008	14,946	6.095	91,094	0.44	(38.79)
	2007	14,150	9.958	140,902	0.00	(0.42)

EME	2008[15]	155,024	7.107	1,101,715	0.00	(56.21)

GGR	2008	4,034	15.944	64,393	1.52	(38.93)
	2007	10,151	26.108	265,136	1.75	13.27
	2006	10,520	23.049	242,585	0.47	17.37
	2005	6,688	19.637	131,423	0.69	10.03
	2004	7,037	17.847	125,670	0.38	15.61

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
MFK	2008	6,354	$14.037	$89,808	5.08%	8.29%
	2007	4,740	12.962	62,012	4.76	6.91
	2006	5,329	12.124	65,153	6.96	3.47
	2005	161,616	11.717	1,894,235	4.29	2.01
	2004	115,002	11.487	1,321,529	4.91	3.55

MF6	2008	237,914	19.507	4,640,043	5.06	8.55
	2007	198,912	17.971	3,574,552	5.34	7.18
	2006	844,369	16.767	14,157,670	5.30	3.68
	2005	984,125	16.171	15,914,574	4.73	2.30
	2004	579,747	15.807	9,164,192	5.94	3.76

MFF	2008	8,505	10.675	90,790	0.00	(37.53)
	2007	11,835	17.089	202,233	0.00	21.00
	2006	14,086	14.123	198,924	0.00	7.70
	2005	9,627	13.113	126,233	0.00	8.90
	2004	70,196	12.042	845,288	0.00	12.96

MF2	2008	1,022	12.040	12,285	0.49	(37.33)
	2007	8,527	19.212	163,794	0.00	21.25
	2006	11,539	15.845	182,812	0.00	8.02
	2005	7,689	14.669	112,770	0.00	9.14
	2004	6,880	13.440	92,451	0.00	13.24

MFC	2008	4,703	11.550	54,320	8.88	(29.64)
	2007	4,709	16.417	77,301	7.02	1.56
	2006	5,339	16.164	86,305	5.57	10.04
	2005	11,655	14.689	171,204	9.04	1.93
	2004	11,959	14.410	172,327	1.34	9.37

IG1	2008	99,532	12.842	1,278,179	1.10	(39.96)
	2007	93,853	21.388	2,007,360	1.08	16.26
	2006	105,254	18.396	1,936,268	0.46	25.75
	2005	66,809	14.629	977,324	0.67	14.62
	2004	51,512	12.762	657,425	0.37	18.58

IGS	2008	949,836	8.334	7,916,289	1.32	(39.82)
	2007	894,978	13.850	12,395,473	1.47	16.58
	2006[18]	578,150	11.880	6,868,311	0.00	18.80

M1B	2008	94,444	8.680	819,783	0.36	(37.35)
	2007	73,950	13.855	1,024,578	0.04	11.26
	2006	11,172	12.452	139,116	0.00	7.42
	2005	19,482	11.593	225,856	0.15	4.15
	2004	6,214	11.130	69,148	0.00	9.36

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
MC1	2008	15,256	$6.440	$98,248	0.00%	(51.43)%
	2007	64,613	13.260	856,765	0.00	9.59
	2006	72,669	12.100	879,293	0.00	2.20
	2005	77,639	11.840	919,240	0.00	2.78
	2004	75,199	11.520	866,292	0.00	14.29

MMS	2008	8,108,607	13.398	108,683,614	2.05	2.04
	2007	8,992,159	13.130	118,117,869	4.74	4.85
	2006	6,981,655	12.523	87,485,336	4.66	4.59
	2005	2,848,202	11.973	34,103,329	2.68	2.72
	2004	2,995,635	11.656	34,914,378	0.74	0.83

M1A	2008	72,033	9.096	655,426	0.00	(39.76)
	2007	85,903	15.101	1,297,543	0.00	2.28
	2006	107,543	14.765	1,588,161	0.00	12.90
	2005	106,088	13.078	1,387,713	0.00	4.96
	2004	132,904	12.461	1,656,347	0.00	7.22

M10	2008	1,551	7.900	12,255	0.00	(39.57)
	2007[19]	1,625	13.073	21,257	0.00	2.56

RIS	2008	426,650	11.287	4,815,547	1.76	(42.49)
	2007	421,019	19.625	8,262,354	1.15	13.15
	2006	367,149	17.344	6,367,681	1.17	27.47
	2005	179,699	13.606	2,444,969	0.97	16.56

RE1	2008	35,309	10.349	365,406	0.37	(36.57)
	2007	34,081	16.315	556,021	0.56	12.97
	2006	48,215	14.442	696,313	0.42	10.32
	2005	36,361	13.091	476,001	0.38	7.71
	2004	25,183	12.154	306,077	0.07	21.54

SI1	2008	15,877	10.711	170,059	8.75	(13.21)
	2007	9,020	12.342	111,313	6.50	3.24
	2006	3,059	11.955	36,571	6.78	6.45
	2005	58	11.230	649	9.57	1.61
	2004	987	11.053	10,907	4.56	7.83

MFJ	2008	262,109	12.173	3,190,689	3.23	(21.74)
	2007	258,706	15.554	4,024,060	2.79	4.07
	2006	213,459	14.945	3,190,312	2.70	11.91
	2005	361,075	13.355	4,822,216	2.24	2.81
	2004	237,715	12.990	3,087,957	2.50	11.14

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
TRS	2008	177,925	$16.455	$2,927,978	3.32%	(21.55)%
	2007	194,810	20.974	4,086,425	3.10	4.32
	2006	163,267	20.106	3,282,966	3.75	12.22
	2005	576,178	17.916	10,323,172	2.54	3.02
	2004	476,896	17.390	8,293,733	2.30	11.47

MFE	2008	15,965	16.895	269,733	1.62	(37.25)
	2007	15,137	26.927	407,593	0.72	28.28
	2006	4,856	20.990	101,926	1.90	31.96
	2005	634	15.906	10,084	0.26	16.97
	2004	69	13.599	888	1.74	30.01

MF5	2008	24,029	19.005	456,691	1.81	(37.06)
	2007	19,488	30.197	588,516	1.28	28.58
	2006	10,559	23.485	247,999	2.26	32.28
	2005	1,628	17.754	28,887	0.91	17.29
	2004	1,151	15.137	17,419	1.94	30.37

MV1	2008	56,591	11.497	650,599	1.63	(32.87)
	2007	56,186	17.125	962,197	1.39	7.67
	2006	42,884	15.905	682,074	1.31	20.66
	2005	37,653	13.182	496,329	1.20	6.34
	2004	39,927	12.396	494,928	0.97	15.18

M11	2008	13,621	6.904	94,062	0.60	(37.22)
	2007	12,895	10.996	141,830	0.36	11.53
	2006	13,160	9.859	129,793	0.08	7.67
	2005	11,155	9.157	102,183	0.47	4.37
	2004	12,059	8.774	105,837	0.06	9.61

RES	2008	522	9.203	4,805	0.66	(36.43)
	2007	498	14.477	7,197	0.65	13.24
	2006	2,005	12.784	25,636	0.64	10.56
	2005	1,633	11.564	18,891	0.55	8.01
	2004	1,331	10.706	14,262	0.90	15.83

EIS	2008	80,947	10.549	853,889	0.57	(32.64)
	2007	11,409	15.661	178,683	2.28	7.92
	2006	304	14.511	4,410	1.77	20.96
	2005	-	11.997	-	0.54	6.60

FSS	2008	50,388	9.508	479,085	3.30	(36.93)
	2007	29,960	15.076	451,678	1.60	3.72
	2006[20]	27,532	14.535	400,179	0.00	18.66

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
NLM	2008	6,246	$13.280	$83,017	4.15%	(13.43)%
	2007	36,871	15.340	565,660	2.36	4.77
	2006	44,193	14.641	647,101	3.13	4.20
	2005	44,587	14.051	626,554	3.66	1.44
	2004	6,730	13.851	93,289	3.68	0.78

NMC	2008	676	11.581	7,594	0.00	(43.37)
	2007	8,760	20.450	178,734	0.00	22.53
	2006	306,449	16.690	5,114,337	0.00	14.69
	2005	330,149	14.552	4,803,984	0.00	13.74
	2004	156,542	12.794	2,002,508	0.00	16.31

NPP	2008	1,599	9.761	15,589	0.53	(52.39)
	2007	1,504	20.502	30,788	0.65	9.34
	2006	1,497	18.751	28,030	1.07	12.24
	2005	20	16.706	298	0.00	18.05
	2004	7,734	14.153	109,429	0.00	0.19

NAR	2008	135,646	8.201	1,112,465	1.27	(45.82)
	2007	168,615	15.137	2,552,261	0.45	3.30
	2006	152,176	14.653	2,229,795	0.41	11.17
	2005	141,084	13.181	1,859,618	0.09	12.00
	2004	96,138	11.769	1,131,425	0.06	17.69

OCF	2008	899,728	7.583	6,822,231	0.14	(45.52)
	2007	685,121	13.917	9,535,104	0.25	14.15
	2006	900,873	12.192	10,983,703	0.15	7.95
	2005	94,709	11.295	1,069,694	0.86	5.10

OGS	2008	351,432	9.975	3,505,419	1.41	(40.19)
	2007	240,716	16.677	4,014,308	0.89	6.32
	2006	90,934	15.685	1,426,330	0.54	17.69
	2005	1,374	13.328	18,308	0.00	14.31

OSC	2008	190,358	9.183	1,747,995	0.46	(37.83)
	2007	164,649	14.770	2,431,836	0.29	(1.21)
	2006	126,981	14.951	1,898,451	0.14	15.00
	2005	43,365	13.001	563,777	0.00	9.92

PMB	2008	3,187	18.8526	60,061	6.48	(14.60)
	2007	3,490	22.074	77,011	5.75	5.82
	2006	3,552	20.860	74,071	4.92	9.28
	2005	1,433	19.089	27,343	5.50	10.78
	2004	7	17.231	117	2.80	12.12

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
PM2	2008 [22]	11,773	$9.409	$110,736	1.61%	4.44%

PHY	2008	236,053	13.165	3,108,412	7.94	(23.54)
	2007	202,954	17.218	3,493,003	6.81	3.51
	2006	339,475	16.634	5,645,668	6.42	9.10
	2005	22,982	15.246	350,304	6.51	4.13
	2004	12,344	14.642	180,696	6.54	9.56

PLD	2008	41,703	11.402	475,508	4.06	(0.42)
	2007	9,423	11.450	107,869	4.87	7.38
	2006	588	10.664	6,260	4.40	3.98
	2005	79	10.256	809	3.81	1.01

PRR	2008	1,115,487	12.688	14,153,243	3.53	(7.05)
	2007	832,007	13.651	11,354,545	4.52	10.67
	2006	262,724	12.335	3,240,293	4.39	0.72
	2005	116,738	12.247	1,429,593	2.79	2.10
	2004	83,689	11.996	1,003,852	1.11	8.92

PTR	2008	3,473,090	13.700	47,567,668	4.42	4.80
	2007	2,573,931	13.072	33,637,316	4.77	8.76
	2006	1,625,791	12.019	19,538,005	4.57	3.85
	2005	399,997	11.573	4,628,915	3.51	2.45
	2004	229,165	11.296	2,588,577	1.98	4.89

SCP	2008	229,176	7.901	1,810,736	0.84	(27.18)
	2007	106,276	10.850	1,153,085	0.33	(2.14)
	2006[7]	5,068	11.087	53,659	0.00	10.87

RX2	2008	22	5.703	120	0.00	(41.91)
	2007	20	9.818	184	0.00	17.82
	2006	20	8.332	162	0.00	5.77
	2005	11	7.878	73	0.00	1.11
	2004	7	7.791	27	0.00	9.35

RX1	2008	3,006	4.882	14,672	0.40	(54.47)
	2007	2,325	10.723	24,932	1.99	1.13
	2006	55	10.603	586	1.23	19.27
	2005	58	8.890	512	0.43	3.96
	2004	67	8.551	569	0.00	14.62

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
SC5	2008	261,330	$15.925	$4,145,958	0.18%	(35.14)%
	2007	247,349	24.552	6,048,757	1.27	15.41
	2006	214,216	21.274	4,557,755	0.00	11.30
	2005	230,173	19.115	4,400,206	0.10	16.61
	2004	137,998	16.392	2,262,547	0.00	16.14

SC7	2008	5,130	11.161	57,254	0.82	(37.81)
	2007	6,077	17.945	109,046	0.50	4.23
	2006	6,647	17.216	114,442	0.92	14.77
	2005	2,448	15.001	36,712	0.83	9.73
	2004	714	13.671	9,760	0.67	12.45

SCB	2008	26,010	11.639	296,647	0.26	(37.99)
	2007	43,665	18.770	809,754	0.00	(1.44)
	2006	54,552	19.044	1,039,397	0.00	13.60
	2005	124,420	16.765	2,086,298	0.00	4.33
	2004	120,273	16.069	1,933,081	0.00	18.43

SCM	2008	36,215	9.832	356,052	0.70	(37.06)
	2007	27,764	15.620	433,665	0.96	(5.81)
	2006	18,059	16.583	299,468	1.48	20.07
	2005	23,634	13.811	326,389	0.13	(0.71)
	2004	18,179	13.910	252,866	0.31	20.39

SC3	2008	300,766	18.892	5,681,681	2.53	(44.73)
	2007	280,852	34.180	9,599,171	1.48	(13.13)
	2006	272,905	39.347	10,737,626	1.66	38.96
	2005	249,940	28.315	7,076,722	1.77	9.67
	2004	155,069	25.818	4,003,350	2.09	33.32

SC2	2008	219,218	13.381	2,932,281	5.64	(12.50)
	2007	200,400	15.292	3,062,394	5.16	3.76
	2006	188,798	14.738	2,780,628	5.00	5.41
	2005	284,245	13.982	3,972,930	4.68	1.96
	2004	248,388	13.713	3,404,970	4.75	6.42

SC1	2008	3,584,772	11.863	42,514,382	2.25	2.25
	2007	3,925,378	11.602	45,530,914	4.76	4.88
	2006	3,475,542	11.063	38,441,676	4.56	4.60
	2005	2,072,605	10.576	21,916,153	2.79	2.76
	2004	1,504,073	10.292	15,477,237	0.73	0.74

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
TBC	2008	134,858	$8.146	$1,098,136	0.12%	(42.51)%
	2007	84,164	14.169	1,192,498	0.60	12.74
	2006	50,108	12.567	629,724	0.31	9.67
	2005	24,398	11.459	279,588	0.21	5.94
	2004	7,729	10.8171	83,608	-	8.17

REI	2008	1,581,165	12.013	18,994,624	2.45	(36.11)
	2007	1,409,689	18.802	26,505,521	1.74	3.26
	2006	1,485,420	18.208	27,046,640	1.70	18.97
	2005	930,172	15.305	14,236,335	1.62	3.92
	2004	790,941	14.727	11,648,611	2.46	15.45

RNA	2008	9,164	7.735	70,881	0.00	(38.24)
	2007	8,510	12.525	106,578	0.00	13.78
	2006	9,247	11.008	101,778	0.05	7.33
	2005	7,084	10.256	72,648	0.00	4.47
	2004	1,023	9.817	10,018	0.06	10.88

TFS	2008	271,286	10.832	2,938,412	2.73	(40.23)
	2007	219,581	18.124	3,979,713	2.09	15.79
	2006	285,327	15.653	4,466,185	1.41	21.70
	2005	254,286	12.862	3,270,664	0.92	10.48
	2004	4,519	11.643	52,607	0.00	16.43

FTI	2008	5,768	15.140	87,266	2.00	(40.38)
	2007	34,546	25.394	877,148	1.97	15.46
	2006	44,466	21.994	977,901	1.15	21.44
	2005	43,562	18.110	788,842	1.42	10.17
	2004	24,034	16.439	395,087	1.17	18.53

TSF	2008	389,326	13.337	5,192,379	2.03	(42.13)
	2007	371,089	23.048	8,552,896	1.46	2.55
	2006	327,236	22.474	7,354,362	1.83	22.20
	2005	650,615	18.391	11,965,308	1.36	9.06
	2004	243,051	16.863	4,098,625	1.24	16.25

FTG	2008	3,189	12.757	40,656	1.87	(42.32)
	2007	3,754	22.118	83,003	1.61	2.35
	2006	6,820	21.611	147,354	0.85	21.81
	2005	24,456	17.742	433,867	0.76	8.86
	2004	3,950	16.298	64,331	1.31	16.03

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31			For the year ended December 31
					Investment
		Units	Unit		Income	Total
		Outstanding	Value	Net Assets	Ratio[1]	Return[2]
VCP	2008	77,068	$8.714	$671,538	2.45%	(35.67)%
	2007	49,246	13.546	667,063	1.70	(2.04)
	2006	34,255	13.828	473,674	1.43	16.28
	2005	114	11.892	1,348	0.00	4.37

VGI	2008	27,315	10.109	276,138	1.99	(32.03)
	2007	37,133	14.874	552,328	1.65	2.80
	2006	28,210	14.469	408,176	0.11	16.23
	2005	1,633	12.448	20,335	0.00	9.99

VMG	2008	373,569	9.668	3,611,590	0.78	(46.77)
	2007	369,862	18.161	6,716,931	0.00	22.67
	2006	577,966	14.805	8,556,785	0.00	9.27
	2005	6,297	13.548	85,312	0.00	17.57

USC	2008	74,422	6.604	491,454	0.00	(39.68)
	2007[21]	48,748	10.948	533,711	0.00	5.39

1These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

3 For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

4 For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

5 For the period of May 5, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

6 For the period of February 7, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

7 For the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

8 For the period of March 27, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

9 For the period of December 8, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

10 For the period of November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

11 For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

12 For the period March 1, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

13 For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

14 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

15 For the period of May 19, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

16 For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

17 For the period March 6, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

18 For the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

19 For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

20 For the period November 15, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

21 For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

22 For the period of October 13, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provision of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

9. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT High Yield Portfolio Sub-Account	SC PIMCO High Yield Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

In April 2009, the following Sub-Accounts merged:

Sub-Account at December 31, 2008:	Merged into:
J.P. Morgan Bond Portfolio Sub-Account	J.P. Morgan Core Bond Portfolio Sub-Account
J.P. Morgan Small Company Portfolio Sub-Account	J.P. Morgan Small Cap Core Portfolio Sub-Account
J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account	J.P. Morgan U.S. Equity Portfolio Sub-Account

In April 2009, Rydex Variable Trust issued reverse share splits for all Rydex Variable Trust Sub-Accounts.  Shares in each fund will be reduced and the price per share of the fund will be increased by a pre-determined ratio.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Revenues:
Premiums and annuity considerations	$122,733	$110,616	$59,192
Net investment (loss) income (1)	(1,789,835)	1,098,592	1,206,081
Net derivative (loss) income (2)	(871,544)	(193,124)	9,089
Net realized investment losses	(38,241)	(61,048)	(44,511)
Fee and other income	564,753	479,904	398,622
Subordinated notes early redemption premium	-	25,578	-

Total revenues	(2,012,134)	1,460,518	1,628,473

Benefits and expenses:
Interest credited	561,626	629,823	633,405
Interest expense	106,777	101,532	130,802
Policyowner benefits	443,517	229,485	156,970
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(1,021,026)	189,121	399,182
Goodwill impairment	701,450	-	-
Other operating expenses	289,346	283,815	231,434
Partnership capital securities early redemption payment	-	25,578	-

Total benefits and expenses	1,081,690	1,459,354	1,551,793

(Loss) income before income tax benefit	(3,093,824)	1,164	76,680

Income tax benefit:
Federal	(858,989)	(24,289)	(1,717)
State	6	431	105
Income tax benefit	(858,983)	(23,858)	(1,612)

Net (loss) income	$(2,234,841)	$25,022	$78,292

(1)
Net investment (loss) income includes a (decrease) increase in market value of trading fixed maturity securities of $(2,762.9) million, $(88.4) million and $15.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2008	December 31, 2007
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $782,861 and $11,848,397 in 2008 and 2007, respectively)	$674,020	$11,503,230
Trading fixed maturities at fair value (amortized cost of $14,909,429 and $3,938,088 in 2008 and 2007, respectively)	11,762,146	3,867,011
Mortgage loans	2,083,003	2,318,341
Derivative instruments – receivable	727,103	609,261
Limited partnerships	78,289	164,464
Real estate	201,470	201,777
Policy loans	729,407	712,633
Other invested assets	211,431	568,676
Cash and cash equivalents	1,624,149	1,169,701
Total investments and cash	18,091,018	21,115,094

Accrued investment income	282,564	290,363
Deferred policy acquisition costs	2,862,401	1,603,397
Value of business and customer renewals acquired	179,825	51,806
Net deferred tax asset	856,845	15,945
Goodwill	7,299	708,829
Receivable for investments sold	7,548	3,482
Reinsurance receivable	3,076,615	2,709,249
Other assets	222,840	311,999
Separate account assets	20,531,724	24,996,603

Total assets	$46,118,679	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,545,721	$18,262,569
Future contract and policy benefits	1,014,688	823,588
Payable for investments purchased	363,513	199,210
Accrued expenses and taxes	118,671	123,065
Debt payable to affiliates	1,998,000	1,945,000
Reinsurance payable to affiliate	1,650,821	1,691,884
Derivative instruments – payable	1,494,341	446,640
Other liabilities	605,945	888,061
Separate account liabilities	20,531,724	24,996,603

Total liabilities	45,323,424	49,376,620

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2008 and 2007	6,437	6,437
Additional paid-in capital	2,872,242	2,146,436
Accumulated other comprehensive loss	(129,884)	(92,403)
(Accumulated deficit) Retained earnings	(1,953,540)	369,677

Total stockholder’s equity	795,255	2,430,147

Total liabilities and stockholder’s equity	$46,118,679	$51,806,767
The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(2,234,841)	$25,022	$78,292

Other comprehensive loss:
Change in unrealized losses on available-for-sale securities, net of tax and policyholder amounts (1)	(84,234)	(119,775)	(46,229)
Change in pension and other postretirement plan adjustments, net of tax (2)	(66,998)	11,197	1,842
Reclassification adjustments of net realized investment losses into net (loss) income (3)	25,718	2,145	40,673
Other comprehensive loss	(125,514)	(106,433)	(3,714)

Comprehensive (loss) income	$(2,360,355)	$(81,411)	$74,578

(1)	Net of tax benefit of $ 45.4 million, $64.7 million and $25.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax benefit (expense) of $36.1 million, $(6.0) million and $(0.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.
(3)	Net of tax expense of $13.8 million, $1.2 million and $21.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$6,437	$2,138,880	$19,260	$561,187	$2,725,764

Adjustment to initially apply SFAS No. 158, net of tax	-	-	(1,516)	-	(1,516)
Net income	-	-		78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes related to the adoption of FASB Interpretation No. 48, net of tax	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of SFAS Nos.158 and 159, net of tax	-	-	88,033	(88,376	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Operating Activities:
Net (loss) income	$(2,234,841)	$25,022	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	28,371	40,668	58,752
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(1,021,026)	189,121	399,182
Depreciation and amortization	6,711	7,460	4,608
Net losses (gains) on derivatives	812,717	131,503	(11,853)
Net realized losses on available-for-sale investments	38,241	61,048	44,511
Changes in fair value of trading investments	2,762,893	88,398	(15,235)
Net realized losses (gains) on trading investments	380,969	(4,655)	(373)
Undistributed income on private equity limited partnerships	(9,796)	(23,027)	(29,120)
Interest credited to contractholder deposits	561,626	629,823	633,405
Goodwill impairment	701,450	-	-
Deferred federal income taxes	(773,143)	43,366	4,180
Changes in assets and liabilities:
Additions to deferred policy acquisition costs and value of business and customer renewals acquired	(365,686)	(379,941)	(262,895)
Accrued investment income	7,799	855	(29,711)
Net change in reinsurance receivable/payable	(260,860)	33,161	77,063
Future contract and policy benefits	191,024	66,550	(6,619)
Other, net	253,160	(134,356)	14,268
Net cash provided by operating activities	1,079,609	774,996	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	101,757	4,252,780	5,872,190
Trading fixed maturities	1,808,498	728,633	2,172,797
Mortgage loans	294,610	355,146	248,264
Real estate	1,141	-	-
Other invested assets	692,157	667,683	184,646
Redemption of subordinated note from affiliates	-	600,000	-
Purchases of:
Available-for-sale fixed maturities	(129,474)	(2,557,841)	(4,002,244)
Trading fixed maturities	(2,175,143)	(829,469)	(4,038,950)
Mortgage loans	(58,935)	(399,566)	(780,592)
Real estate	(5,414)	(19,439)	(20,619)
Other invested assets	(122,447)	(57,864)	(489,493)
Early redemption premium	-	25,578	-
Net change in other investments	(349,964)	(361,781)	399,514
Net change in policy loans	(16,774)	(3,007)	(7,857)

Net cash provided by (used in) investing activities	$40,012	$2,400,853	$(462,344)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,190,099	$1,924,784	$3,520,138
Withdrawals from contractholder deposit funds	(3,616,458)	(4,533,405)	(3,690,351)
Repayments of debt	(122,000)	(980,000)	-
Debt proceeds	175,000	1,000,000	200,000
Dividends paid to stockholder	-	-	(300,000)
Capital contribution from Parent	725,000	-	-
Early redemption payment	-	(25,578)	-
Other, net	(16,814)	29,971	4,528
Net cash used in financing activities	(665,173)	(2,584,228)	(265,685)

Net change in cash and cash equivalents	454,448	591,621	230,426

Cash and cash equivalents, beginning of year	1,169,701	578,080	347,654

Cash and cash equivalents, end of year	$1,624,149	$1,169,701	$578,080

Supplemental Cash Flow Information
Interest paid	$109,532	$73,116	$130,686
Income taxes (refunded) paid	$(113,194)	$(16,281)	$22,724

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $20.4 million, funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any dividends to its direct parent in 2008 and 2007, respectively.  The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2008, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)” (“FIN 46(R)”).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

The Company had a greater than or equal to 20%, but less than 50%, interest in seven variable interest entities (“VIEs”) at December 31, 2008.  The Company is a creditor in four trusts and three limited liability companies that were used to finance commercial mortgages and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $36.5 million and $88.4 million at December 31, 2008 and 2007, respectively.  The investments in these VIEs mature between January 2008 and October 2024.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46(R).  See Note 4 for information with respect to leveraged leases.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $41.9 million and $68.1 million for the years ended December 31, 2008 and 2007, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  The entire balance of $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performing.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007. As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price. For the year ended December 31, 2008, the Company incurred realized losses of $3.0 million for impairments on mortgage loans.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  The Company did not incur losses for impairments on mortgage loans for the year ended December 31, 2007.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of SFAS No. 159 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOCRA represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisition of Keyport Life Insurance Company (“Keyport”) on November 1, 2001 and the transfer of goodwill to SLNY based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the agreement between SLHIC and SLNY is allocated to the Group Protection Segment in the Company’s subsidiary, SLNY.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2008 and concluded that these assets were not impaired.   Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and indefinite-lived intangible assets and concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge is allocated to the Wealth Management Segment.

The Company also tested the goodwill maintained in the Group Protection Segment and concluded that it is not impaired at December 31, 2008.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million and $2.5 million for years ended December 31, 2008 and 2007, respectively.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007, additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss. The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of American Institute of Certified Public Accountants (“AICPA”) Statement of Position  (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies (“SPWL”), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also as prescribed by SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

For the years ended December 31, 2008, 2007 and 2006, the Company participated in a consolidated federal income tax return with the Parent and other affiliates. For the year ended December 31, 2008, the Company and its subsidiaries were part of the consolidated federal income tax return.  For the year ended December 31, 2007, INDY and Sun Life Vermont were included as part of the consolidated federal income tax return, but SLNY filed stand-alone federal income tax returns.  For the year ended December 31, 2006, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position (“FSP”) No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosure and had no effect on the Company's consolidated financial position or results of operations. The new disclosure is included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees and had no effect on the Company's consolidated financial position or results of operations.  The new disclosure is included previously in Note 1.

In February 2007, the FASB issued SFAS No. 159 which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s December 31, 2007, balance of retained earnings and accumulated other comprehensive income of $88.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159.

In September 2006, the FASB issued SFAS No. 157 which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. SFAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”.  FSP No. SFAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP No. SFAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year-end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s December 31, 2007 accumulated other comprehensive income.

In June 2006, the FASB issued FIN 48, which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.  The Company elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over, the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133 and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of FASB Statement No. 125,” and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets”, which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The Company’s adoption of SFAS No. 163 on January 1, 2009 will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133.”  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; therefore, the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies,” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the periods identified as follows:

	Value of Distribution	VOBA	VOCRA
Year ended December 31, 2008	$299	$782	$4,627
Year ended December 31, 2007	$149	$5,928	$1,854

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with affiliates not included in these financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

On October 31, 2007, the Company subscribed to $0.25 million worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled special purpose financial captive insurance company which, effective November 8, 2007, entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued by SLOC prior to December 31, 2008.  This agreement is described more fully in Note 9.  A long-term financing arrangement has been established with a financial institution (the “Lender”) that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued, in 2008 and 2007, floating rate surplus notes of $115 million and $1 billion, respectively, (the “Surplus Notes”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to an agreement between the Lender and Sun Life Assurance Company of Canada – U.S Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”), SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46(R).  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Notes.  For the years ended December 31, 2008 and 2007, the amount of interest expense incurred by Sun Life Vermont was $46.5 million and $8.6 million, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Capital Transactions

On September 30, 2008 and November 13, 2008, the Company received capital contributions of $300.0 and $425.0 million, respectively, from the Parent.  The $725.0 million cash contributions were recorded as additional paid-in capital and were made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies.  The risk-based capital formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent. The Company did not declare or pay a dividend to the Parent in 2008 or 2007.

Debt Transactions

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed in part, $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2008 and 2007, the Company had $18 million and $80.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $4.5 million, $13.3 million and $26.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which will mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2008 and 2007, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2008, 2007 and 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED

Debt Transactions (continued)

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was dissolved effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.  The Company also earned interest income, through the Partnership, $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.

Institutional Investments Contracts

On September 12, 2006, the Company entered into a Terms Agreement (the “2006-B Terms Agreement”) with its affiliates Sun Life Financial Global Funding III, L.P. (the “Issuer III”), Sun Life Financial Global Funding III, U.L.C. (the “ULC III”) and Sun Life Financial Global Funding III, L.L.C. (the “LLC III”), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an “Initial Purchaser” and collectively, the “2006-B Initial Purchasers”), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 (“2006-B Notes”).  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the “2006-B Terms Agreements”) with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the “2006-B Secured Guarantee”) dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $5.8 million to LLC III. Total interest credited for the funding agreements was $36.5 million, $51.6 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $4.0 million, $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

On May 17, 2006, the Company entered into a Terms Agreement (the “2006-A Terms Agreement”) with its affiliates Sun Life Financial Global Funding II, L.P. (the “Issuer II”), Sun Life Financial Global Funding II, U.L.C. (the “ULC II”) and Sun Life Financial Global Funding II, L.L.C. (the “LLC II”), and with Citigroup Global Markets, Inc. (“Citigroup”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the “2006-A Initial Purchasers”), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the “2006-A Notes”).  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the “2006-A Secured Guarantee”), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $7.5 million to LLC II. Total interest credited for the funding agreement was $35.7 million, $50.8 million and $30.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $4.0 million, $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $36.6 million, $51.6 million and $49.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $4.0 million, $5.8 million and $5.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

The following table lists the details of notes due to affiliates at December 31, 2007:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.9 million, $14.2 million and $9.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $316.7 million, $301.0 million and $212.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $17.6 million, $16.9 million and $10.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.3 million, $26.0 million and $19.6 million for the years ended December 31, 2008, 2007 and 2006, respectively

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $17.2 million, $22.3 million and $22.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $2.1 million, $1.9 million and $1.5 million for the years ended December 31, 2008, 2007 and 2006, respectively. The Company paid $18.6 million, $15.9 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG. The Company did not pay commission fees to IFMG in 2008. During the year ended December 31, 2006, the Company paid $20.1 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $23.7 million, $31.3 million and $24.3 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliate.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative service agreements, rent and other (continued)

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2008, 2007 and 2006, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.8 million, $3.0 and $4.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $5.9 million, $4.4 million and $7.3 million relating to RSUs for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Collateralized Mortgage Obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage Backed Securities	40,107	1,060	(17)	41,150
Foreign Government & Agency Securities	509	-	(37)	472
U.S. Treasury & Agency Securities	61,824	13,262	(105)	74,981
Total non-corporate	124,944	14,416	(4,648)	134,712

Corporate securities:
Basic Industry	11,619	-	(3,062)	8,557
Capital Goods	29,853	317	(7,137)	23,033
Communications	111,380	1,724	(7,820)	105,284
Consumer Cyclical	62,112	1,160	(11,769)	51,503
Consumer Noncyclical	44,947	571	(1,845)	43,673
Energy	47,968	257	(8,200)	40,025
Finance	254,505	302	(67,240)	187,567
Technology	4,485	-	(624)	3,861
Transportation	6,861	4	(1,585)	5,280
Utilities	84,187	140	(13,802)	70,525
Total Corporate	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized Mortgage Obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage Backed Securities	213,175	4,579	(325)	217,429
Foreign Government & Agency Securities	110,991	1,972	(3,788)	109,175
U.S. Treasury & Agency Securities	484,910	36,528	(18,332)	503,106
Total non-corporate	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities:
Basic Industry	201,573	67	(31,623)	170,017
Capital Goods	461,583	2,477	(71,733)	392,327
Communications	1,642,250	4,730	(165,902)	1,481,078
Consumer Cyclical	1,189,335	7,776	(250,384)	946,727
Consumer Noncyclical	496,392	2,036	(25,794)	472,634
Energy	430,413	810	(40,710)	390,513
Finance	4,188,983	2,773	(976,868)	3,214,888
Industrial Other	250,656	1,390	(9,647)	242,399
Municipals	610	-	(82)	528
Technology	88,573	-	(16,016)	72,557
Transportation	246,398	5,552	(24,662)	227,288
Utilities	1,479,840	11,365	(170,570)	1,320,635
Total Corporate	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 476	$ 439
Due after one year through five years	59,496	52,545
Due after five years through ten years	87,028	70,484
Due after ten years	573,250	491,293
Subtotal – Maturities available-for-sale	720,250	614,761
ABS, CMO and MBS securities	62,611	59,259
Total Available-for-sale	$ 782,861	$ 674,020

Maturities of trading fixed securities:
Due in one year or less	$ 409,847	$ 383,929
Due after one year through five years	5,571,645	4,812,789
Due after five years through ten years	3,098,890	2,531,157
Due after ten years	2,192,125	1,815,997
Subtotal – Maturities of trading	11,272,507	9,543,872
ABS, CMO and MBS securities	3,636,922	2,218,274
Total Trading	$ 14,909,429	$ 11,762,146

Gross gains of $17.8 million, $52.8 million and $39.5 million and gross losses of $321.9 million, $52.3 million and $92.3 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $12.4 million and $12.0 million at December 31, 2008 and 2007, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.6% and 96.0%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  During 2008, 2007 and 2006, the Company incurred realized losses totaling $41.9 million, $68.1 million and $6.3 million, respectively, for other-than-temporary impairment of value of its available-for-sale fixed maturity securities.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $18.2 million and $34.9 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2008, the Company held $18.1 billion in invested assets and cash.  Of this balance, $12.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($674.0 million) or trading ($11.8 billion).  Of the $674.0 million of available-for-sale fixed maturities, securities with a fair value of $462.2 million were in an unrealized loss position totaling $127.7 million.  At December 31, 2008, 30 % of securities in an unrealized loss position, based on fair value, were securities with fair-value-to-amortized-cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $6.1 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $34.1 million, representing 0.19 % of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $23.1 million, representing 0.13% of the total invested asset balance, were in an unrealized loss position that totaled $3.1 million.  At December 31, 2008, 73 % of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security.  The Company characterizes other-than-temporary impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $41.9 million were recorded as a charge to income.  The $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.  The $6.3 million realized loss for other-than-temporary impairments for the year ended December 31, 2006, was credit-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performed.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the years ended December 31, 2007 and 2006.  As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 5,008	$ (1,231)	$ 3,549	$ (1,831)	$ 8,557	$ (3,062)
Capital Goods	2,337	(55)	11,447	(7,082)	13,783	(7,137)
Communications	65,855	(7,747)	17,237	(73)	83,092	(7,820)
Consumer Cyclical	8,473	(2,139)	28,071	(9,630)	36,544	(11,769)
Consumer Noncyclical	11,799	(341)	11,329	(1,504)	23,128	(1,845)
Energy	21,290	(4,496)	16,469	(3,704)	37,759	(8,200)
Finance	39,132	(11,130)	122,697	(56,110)	161,829	(67,240)
Industrial Other	-	-	-	-	-	-
Technology	3,861	(624)	-	-	3,861	(624)
Transportation	435	(29)	4,709	(1,556)	5,143	(1,585)
Utilities	55,467	(9,638)	10,787	(4,164)	66,254	(13,802)

Total Corporate	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Non-Corporate
Asset Backed Securities	-	-	-	-	-	-
Collateralized Mortgage Obligations	2,967	(1,162)	12,739	(3,327)	15,706	(4,489)
Mortgage Backed Securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. Treasury & Agency Securities	1,855	(105)	-	-	1,855	(105)
Foreign Government & Agency Securities	473	(37)	-	-	472	(37)

Total Non-Corporate	6,349	(1,311)	15,876	(3,337)	22,224	(4,648)

Grand Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,176	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2007:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	6	2	8
Capital Goods	1	6	7
Communications	36	8	44
Consumer Cyclical	7	20	27
Consumer Noncyclical	7	4	11
Energy	12	6	18
Finance	41	73	114
Industrial Other	-	-	-
Technology	4	-	4
Transportation	1	4	5
Utilities	28	10	38

Total Corporate	143	133	276

Non-Corporate
Asset Backed Securities	-	-	-
Collateralized Mortgage Obligations	8	10	18
Foreign Government & Agency Securities	1	-	1
Mortgage Backed Securities	2	6	8
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	13	16	29

Grand Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased $384.1 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses at December 31, 2008 were financial services, consumer cyclical, and utilities.  As of December 31, 2008, there were 114 securities accounting for unrealized losses of $67.2 million in the Finance sector.   Of these unrealized losses, 99.3% were related to investment grade issues (rated AAA through BBB).

As of December 31, 2008, there were 38 securities accounting for unrealized losses of $13.8 million in the Utility sector.   Of these unrealized losses, 99.03% were related to investment-grade issues (rated AAA through BBB). As of December 31, 2008, there were 27 securities accounting for unrealized losses of $11.8 million in the Consumer Cyclical sector.   Of these unrealized losses, 95.54% were related to investment-grade issues (rated AAA through BBB). All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

The Company has exposure to sub-prime and Alt-A residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans have recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-two percent of these below-prime investments, based upon fair value, held by the Company were either issued before 2006 or have an AAA rating.  At December 31, 2008, the Company had exposure to residential sub-prime and Alt-a mortgages of $165.5 million and $116.9 million, respectively, representing approximately 1.6% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the year ended December 31, 2008, the Company did not record any realized losses related to the sale of available-for-sale securities that were in an unrealized loss position.  During the year ended December 31, 2007, the Company recorded $47.3 million realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2008	2007

Total mortgage loans	$ 2,083,003	$ 2,318,341

Real estate:
Held for production of income	201,470	201,777
Total real estate	$ 201,470	$ 201,777

Total mortgage loans and real estate	$ 2,284,473	$ 2,520,118

Accumulated depreciation on real estate was $36.7 million and $31.8 million at December 31, 2008 and 2007, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  The Company has recognized impairment on mortgage loans totaling $3.0 million and $3.3 million at December 31, 2008 and 2007, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2008
Mortgage loans	$ 3,288	$ 3,000	$ (3,288)	$ 3,000

2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2008	2007
Property Type:
Office building	$ 763,405	$ 820,803
Residential	198	369
Retail	923,592	1,067,483
Industrial/warehouse	262,436	306,769
Apartment	106,362	109,919
Other	231,480	218,063
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2008	2007
Geographic region:

Alabama	$ 9,049	$ 9,387
Alaska	5,873	6,000
Arizona	4,349	449
Arkansas	55,987	59,024
California	124,004	132,829
Colorado	36,521	39,276
Connecticut	12,599	13,133
Delaware	7,029	7,188
Florida	229,681	269,254
Georgia	62,418	68,371
Idaho	3,832	3,885
Illinois	49,635	47,521
Indiana	32,082	32,584
Iowa	1,469	325
Kansas	7,620	7,853
Kentucky	28,038	29,396
Louisiana	36,426	38,470
Maine	1,090	13,425
Maryland	52,202	72,659
Massachusetts	120,059	139,203
Michigan	19,789	20,649
Minnesota	41,013	41,909
Mississippi	3,836	3,959
Missouri	61,293	64,624
Montana	3,112	30,843
Nebraska	12,937	13,457
Nevada	6,665	5,987
New Hampshire	649	762
New Jersey	35,964	37,952
New Mexico	13,310	13,787
New York	328,439	345,887
North Carolina	37,620	39,453
North Dakota	1,678	1,920
Ohio	145,192	148,743
Oklahoma	8,180	8,811
Oregon	31,261	33,852
Pennsylvania	118,744	132,665
South Carolina	32,318	33,334
South Dakota	921	949
Tennessee	37,845	39,405
Texas	340,082	348,817
Utah	24,363	27,088
Virginia	12,926	14,070
Washington	56,547	76,767
West Virginia	4,576	4,730
Wisconsin	3,942	17,785
All other	24,308	24,969
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$ 33,474
2010	34,454
2011	124,344
2012	75,628
2013	129,595
Thereafter	1,685,508
Total	$ 2,083,003

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $2.0 million and $17.8 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $175.0 million and $536.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $183.5 million and $533.5 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities are recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $179.9 million and $517.7 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2.6 million, $2.2 million and $2.3 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2008	2007
Lease contract receivable	$ 7,042	$ 12,836
Less: non-recourse debt	-	-
Net Receivable	7,042	12,836
Estimated value of leased assets	20,795	20,795

Less: unearned and deferred income	(2,373)	(4,304)
Investment in leveraged leases	25,464	29,327
Less: fees	(37)	(87)
Net investment in leveraged leases	$ 25,427	$ 29,240

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income. Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable or derivative instruments - payable in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) (“S&P”, “S&P 500”, and “Standard & Poor's” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

On September 6, 2006 the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative income are gains (losses) on the translation of foreign currency denominated GIC liabilities of $167.7 million, $45.5 million and $(90.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2008	2007	2006

Net (expense) income on swap agreements	$(54,513)	$6,943	$(7,749)
Change in fair value of swap agreements (interest rate, currency, and equity)	(613,961)	(255,727)	8,392
Change in fair value of options, futures and embedded derivatives	(203,070)	55,660	8,446
Total derivative (losses) income	$(871,544)	$(193,124)	$9,089

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counterparties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2008 and 2007, $400.7 million and $132.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions and the fair value of the (liability) asset were as follows for the years ended December 31:

	2008
	Notional	Fair Value
	Principal	(Liability)
	Amounts	Asset

Interest rate swaps	$14,036,100	$(881,867)
Currency swaps	408,773	50,554
Credit default swaps	55,000	(42,067)
Equity swaps	5,400	2,668
Currency forwards	-	-
Futures	1,991,840	(22,819)
Swaptions	1,150,000	1,863
S&P 500 index call options	1,166,148	17,125
S&P 500 index put options	591,385	107,305

Total	$19,404,646	$(767,238)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit default swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157 was a reduction to the value of the Company’s embedded derivative liabilities of $166.1 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There were no changes to these techniques during the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivates.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government	-	472	-	472
States and political subdivisions	-	-	-
U.S. Treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturities	56,478	605,188	12,354	674,020

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign governments	-	84,615	9,200	93,815
States and political subdivisions	-	528	-	528
U.S. Treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturities	445,732	10,710,456	605,958	11,762,146

Derivative instruments - receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,624,149	-	-	1,624,149
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(2) Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$ 4,330	(591)	(1,990)	-	2,717	4,466	-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign governments	63,331	(1,250)	-	-	(52,881)	9,200	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-		-	-	-
Cash and cash equivalents	-	-	-		-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	3,073,001	(1,086,702)	(6,798)	202,683	(759,331)	1,422,853	(882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfer in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	10,151	296,048	-	29,413	-	335,612	297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Total liabilities measured at fair value on a recurring basis	436,444	376,650	-	29,807	-	842,901	437,001

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.

The Company adopted the FV option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the statement of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the statement of operations, due to the election of the FV option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company has changed the presentation of purchases and sales of its fixed maturity securities previously designated as trading in the statement of cash flows, which supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.  The prior period cash flow has been reclassified to conform to this change.  Purchases and sales of these securities are reported gross in the investing section of the statement of cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option (continued)

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accrual of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$ 2,162	$ (4,107)	$ (53,120)
Equity securities	-	395	519
Mortgage and other loans	360	780	1,543
Real estate	431	-	-
Other invested assets	175	(32)	(19)
Other-than-temporary impairments	(41,864)	(68,092)	(6,329)
Sales of previously impaired assets	495	10,008	12,895

Net realized investment losses	$ (38,241)	$ (61,048)	$ (44,511)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities - Interest and other income	$ 930,217	$ 998,246	$ 1,073,114
Fixed maturities - Change in fair value and net realized (losses) gains on trading securities	(3,143,862)	(83,743)	15,608
Mortgages and other loans	134,963	153,228	135,515
Real estate	8,575	9,347	10,460
Policy loans	44,601	43,708	44,516
Assumed under funds withheld reinsurance agreements	295,409	27,477	-
Ceded under funds withheld reinsurance agreements	(63,513)	(78,246)	(96,984)
Other	23,604	44,426	38,858
Gross investment (loss) income	(1,770,006)	1,114,488	1,221,087
Less: Investment expenses	19,829	15,896	15,006
Net investment (loss) income	$ (1,789,835)	$ 1,098,592	$ 1,206,081

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

The assumed and ceded investment income relates to certain funds withheld reinsurance agreements. The $267.9 million increase in assumed investment income during 2008 as compared to 2007 relates to the funds withheld reinsurance agreement between Sun Life Vermont, a subsidiary of the Company, and SLOC.  This reinsurance agreement was effective during the fourth quarter of 2007.  The $14.7 million decrease in ceded investment income during 2008 as compared to 2007, primarily relates to the funds withheld reinsurance agreement between the Company and SLOC.

8.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,624,149	$ 1,624,149	$ 1,169,701	$ 1,169,701
Fixed maturities	12,436,166	12,436,166	15,370,241	15,370,241
Mortgages	2,083,003	2,083,089	2,318,341	2,324,351
Derivative instruments -receivables	727,103	727,103	609,261	605,058
Policy loans	729,407	768,658	712,633	712,633
Other invested assets	179,945	179,945	533,476	533,476
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,292,665	13,256,964	15,716,209	14,060,467
Derivative instruments - payables	1,494,341	1,494,341	446,640	442,437
Long-term debt to affiliates	1,998,000	1,998,000	1,945,000	1,945,000
Other liabilities	87,534	87,534	105,154	105,154
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair values due to the short-term nature and liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Policy loans:  The fair value of policy loans is determined by estimating future cash flows, discounted at the current average policy loan rate.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133 and are included in contractholder deposit funds.  Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreement were as follows:

	For the Years Ended December 31,
	2008	2007	2006
Premiums and annuity considerations:
Direct	$ 67,938	$ 62,645	$ 61,713
Assumed	58,961	50,986	-
Ceded	(4,166)	(3,015)	(2,521)
Net premiums and annuity considerations	$ 122,733	$ 110,616	$ 59,192

Policyowner benefits:
Direct	$ 482,737	$ 260,008	$ 197,872
Assumed	95,086	30,430	-
Ceded	(134,306)	(60,953)	(40,902)
Net policyowner benefits:	$ 443,517	$ 229,485	$ 156,970

Commission and expense:
Direct	$ 13,203	$ 5,617	$ 25,175
Assumed	28,490	7,521	-
Ceded	(9,560)	(502)	(200)
Net commission and expense	$ 32,133	$ 12,636	$ 24,975

Interest Credited:
Direct	$ 601,435	$ 693,665	$ 705,943
Assumed	38,834	14,075	8,749
Ceded	(78,643)	(77,917)	(81,287)
Net interest credited	$ 561,626	$ 629,823	$ 633,405

Fee and other income:
Direct	$ 608,066	$ 599,132	$ 477,600
Assumed	114,762	4,495	-
Ceded	(158,075)	(123,723)	(78,978)
Net fee and other income	$ 564,753	$ 479,904	$ 398,622

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company's business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL policies in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion as of December 31, 2008 and 2007.  On December 31, 2003, this entire block of business was reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.

Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$1,560,946	$1,591,315
Other assets	38,998	6,380

Liabilities
Contractholder deposit funds and other policy liabilities	1,428,331	1,591,315
Reinsurance payable to an affiliate	1,509,989	1,574,516

The funds withheld assets are comprised of trading bonds and mortgages being managed by the Company.  The significant decline in the value of the funds withheld assets during the year ended December 31, 2008 increased the value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheet.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $130.6 million at December 31, 2008 and resulted in derivative income of $130.6 million for the year ended December 31, 2008.  Reinsurance payable to affiliates includes a funds withheld liability of $1,510.0 million and $1,534.0 million at December 31, 2008 and 2007.

By reinsuring the SPWL policies, the Company reduced net investment income by $60.3 million, $78.2 million and $97.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  The Company also reduced interest credited by $74.8 million, $74.8 million and $76.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $5.3 million, $8.9 million and $13.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, UL, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  In accordance with these agreements, fee income was reduced by $80.0 million, $21.6 million and $37.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business issued through December 31, 2008 has been reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007, pursuant to the reinsurance agreement, Sun Life Vermont recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  Under the reinsurance agreement, Sun Life Vermont held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivable for funds withheld	$1,105,722	$626,608
Reinsurance receivable for deferred costs	19,686	22,322

Liabilities
Contractholder deposit funds and other policy liabilities	813,387	580,613
Future contract and policy benefits	73,058	23,692
Other liabilities	12,004	33,150

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $1,105.7 million and $626.6 million at December 31, 2008 and 2007, respectively, are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The Company recorded assumed investment income of $295.4 million and $27.5 million for the years ended December 31, 2008 and 2007, respectively.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported as reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million and $3.1 million at December 31, 2008 and 2007, respectively.  Included in derivative income are losses of $88.7 million and $3.1 million for the years ended December 31, 2008 and 2007, respectively, related to the embedded derivative.

In addition, the reinsurance agreement between SLOC and Sun Life Vermont has increased revenues by approximately $321.2 million and $29.7 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $134.0 million and $14.1 million for the years ended December 31, 2008 and 2007, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, SLNY held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities
Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and, a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading bonds and mortgages being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of 12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and SLNY has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its subsidiary, SLNY, has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of the Company’s group contracts.

The Company, through its subsidiary, SLNY, has also an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2008, SLNY held policyholder liabilities of $32.8 million related to this agreement. In addition, the activities related to the reinsurance agreement have increased revenues by $59.0 million and $51.0 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $48.6 million and $34.6 million for the years ended December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS

Prior to the December 31, 2008 merger of plans described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan is to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Until the funding requirements for the 2009 plan year under the Pension Protection Act of 2006 are determined in April of 2009, the Company is not expected to make contributions to the staff pension plan in 2009.  The Company will be required to make a contribution for the 2009 plan year by September 2010.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The Company sponsors a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued SFAS No. 158, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 262,757	$ 261,380	$ 52,229	$ 45,852
Effect of eliminating early measurement date	1,982	-	705	-
Service cost	3,520	4,108	1,616	1,234
Interest cost	16,617	15,754	3,332	2,915
Actuarial (gain) loss	(3,424)	(11,210)	(6,729)	213
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Plan amendments	-	1,302	-	-
Federal subsidy	-	-	225	194
Unfunded APBO as a result of EBG acquisition	-	-	-	4,800
Projected benefit obligation at end of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 291,824	$ 269,712	$ -	$ -
Effect of eliminating early measurement date	1,981	-	-	-
Employer contributions	-	-	2,266	2,979
Other	350	(262)	-	-
Actual return on plan assets	(88,094)	30,951	-	-
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Fair value of plan assets at end of year	$ 195,511	$ 291,824	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Information on the funded status of the plan:
Funded status	$ (75,391)	$ 29,067	$ (49,112)	$ (52,229)
4th quarter contribution	-	(710)	-	532
(Accrued) prepaid benefit cost	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

The accumulated benefit obligation for the Pension Plans at December 31, 2008 and 2007 was $263.1 million and $253.6 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  For the year ended December 31, 2007, the UBF plan was underfunded. The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

	Pension Plans	Pension Plans
	2008	2007
Projected benefit obligations	$ 270,902	$ 27,277
Accumulated benefit obligation	263,142	25,138
Plan assets	195,511	-

The staff pension plan and agent’s pension plan were overfunded at December 31, 2007.

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Other assets	$ -	$ 59,423	$ -	$ -
Other liabilities	(75,391)	(31,066)	(49,112)	(51,697)
	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Net actuarial loss (gain)	$ 86,528	$ (22,103)	$ 5,563	$ 13,437
Prior service cost	4,109	4,529	(3,890)	(4,551)
Transition asset	(3,589)	(6,206)	-	-
	$ 87,048	$ (23,780)	$ 1,673	$ 8,886

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	$ 198	$ (229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Components of net periodic (benefit) cost:
Service cost	$ 3,520	$ 4,108	$ 6,024	$ 1,616	$ 1,234	$ 1,311
Interest cost	16,617	15,754	15,065	3,332	2,915	2,967
Expected return on plan assets	(22,972)	(21,874)	(21,672)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	266	(529)	(529)	(529)
Recognized net actuarial (gain) loss	(792)	(107)	437	916	912	1,450
Net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 5,335	$ 4,532	$ 5,199

The Company’s share of net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 4,638	$ 3,910	$ 4,501

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Net actuarial loss (gain) arising during the year	$ 107,641	$ (20,287)	$ (1,923)	$ (6,729)	$ 279	$ 14,070
Net actuarial gain (loss) recognized during the year	792	107	-	(916)	(912)	-
Prior service cost arising during the year	-	1,302	3,564	-	-	(5,080)
Prior service cost recognized during the year	(337)	(337)	-	529	529	-
Transition asset recognized during the year	2,093	2,093	-	-	-	-
Transition asset arising during the year	-	-	(8,299)	-	-	-
Change in effect of additional minimum liability	-	-	(2,834)	-	-	-
Total recognized in AOCI	110,189	(17,122)	(9,492)	(7,116)	(104)	8,990
Tax effect	(38,566)	5,993	3,322	2,491	36	(3,147)
Total recognized in AOCI, net of tax	71,623	(11,129)	(6,170)	(4,625)	(68)	5,843

Total recognized in net periodic benefit cost and other comprehensive income, net of tax	$ 66,240	$ (15,004)	$ (8,143)	$ 13	$ 3,842	$ 10,344

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2009 are as follows:

	Pension Plans	Other Post Retirement Benefit Plan
Actuarial gain	$ 2,470	$ 379
Prior service cost	337	(529)
Transition asset	(2,093)	-
Total	$ 714	$ (150)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net benefit cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.35%	6.0%	5.8%	6.35%	6.0%	5.8%
Expected long term return on plan assets	8.0%	8.25%	8.75%	n/a	n/a	n/a
Rate of compensation increase	4.0%	4.0%	4.0%	n/a	n/a	n/a

The Company determines the expected long-term rate of return on plan assets by taking the weighted average return expectations based on the long-term return expectations and investment strategy then adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 9% annual rate of increase in the per capita cost of covered healthcare benefits.  In addition, medical cost inflation is assumed to be 8.5% in 2009 and assumed to decrease gradually to 5.00% for 2014 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the healthcare plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on post retirement benefit obligation	$ 3,608	$ (3,446)
Effect on total of service and interest cost	$ 434	$ (433)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s staff pension plan assets for 2008 measurement and staff pension plan and agents’ plan assets for 2007 measurement, and the target allocation for 2009, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2009	2008	2007
Equity Securities	60%	54%	65%
Debt Securities	25%	30%	26%
Commercial Mortgages	15%	16%	9%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five-year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

The objective of the fund is to maximize the rate of return on assets over the long term. Safety of principal, credit quality and diversification are important considerations. Pursuant with this objective the fund will invest in a diversified portfolio of common stocks and fixed income investments. The fund is permitted to invest in derivative securities as long as the total derivatives exposure does not exceed 20% of the fund’s value.

Cash Flow

The Company does not expect to make contributions to the staff pension plan in 2009. However, the Company will contribute $1.3 million to the UBF plan in 2009.

The Company has estimated the following future benefit payments for the Pension Plans and the future benefit payments and expected federal subsidy for the Other Post Retirement Benefit Plan for the years 2009 through 2018:

		Other Post Retirement Benefit Plan’s
	Pension Plans’ Benefits	Benefits	Expected Federal Subsidy
2009	$ 10,109	$ 3,128	$ 224
2010	10,769	3,275	226
2011	11,594	3,448	227
2012	12,485	3,620	227
2013	13,261	3,831	223
2014 to 2018	80,720	23,054	982

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan

The Company sponsors and participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following:

Effective January 1, 2006, the 401 (k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the Other Post Retirement Benefit Plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $22.7 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $18.1 million, $16.1 million and $10.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by SFAS No. 109.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(85,841)	$(108,526)	$(5,792)
Deferred	(773,142)	84,668	4,180

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(1,082,838)	$407	$26,838
Low income housing credit	(4,016)	(5,490)	(6,225)
Separate account dividend received deduction	(18,144)	(11,988)	(13,090)
Prior year adjustments/settlements	(7,279)	932	(8,396)
Valuation allowance	79,963	-	-
Goodwill impairment not deductible	176,885	-	-
FIN 48 adjustments/settlements	(932)	(6,375)	-
Other items	(2,628)	(1,775)	(844)

Federal income tax benefit	(858,989)	(24,289)	(1,717)
State income tax expense	6	431	105

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's net deferred tax asset as of December 31 were as follows:

	2008	2007
Deferred tax assets:
Actuarial liabilities	$194,253	$110,617
Net operating loss	98,958	-
Investments, net	1,331,665	230,416
Other	80,233	-
	1,705,109	341,033
Valuation allowance	(79,963)	-
Total deferred tax assets	1,625,146	341,033

Deferred tax liabilities:
Deferred policy acquisition costs	(768,301)	(322,461)
Other	-	(2,627)
Total deferred tax liabilities	(768,301)	(325,088)

Net deferred tax asset	$856,845	$15,945

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company’s net deferred tax asset of $856.8 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities, as well as a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $79.9 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarter of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carry-forward period.

The Company believes that it is more likely than not that the deferred tax assets related to the remaining unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of value, whereby a capital loss will not be realized for tax purposes.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $50.7 million and $63.0 million at December 31, 2008 and December 31, 2007, respectively.  Of the $50.7 million, $6.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $78.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of $(12.4) million and $8.9 million in the years ended December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Balance at January 1	$63,043	$54,086
Gross increases related to tax positions in prior years	111,473	20,717
Gross decreases related to tax positions in prior years	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-
Settlements	(33,065)	-
Close of tax examinations/statutes of limitations	-	-

Balance at December 31	$50,679	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  During the year ended December 31, 2008 and 2007, the Company recognized $3.4 million and $2.0 million, respectively, in gross interest related to UTBs.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company is currently at the Appeals Division of the IRS (“Appeals”) with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004. In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2008 as the Company did for the years ended December 31, 2007 and 2006. The Company’s subsidiaries, INDY and Sun Life Vermont were included as part of the consolidation for the year ended December 31, 2007.  For the year ended December 31, 2007 and 2006, SLNY filed stand-alone federal income tax returns.  INDY filed a stand-alone federal income tax return for the year ended December 31, 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $113.2 million and $16.2 million in 2008 and 2007, respectively, and made income tax payments of $22.7 million in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2008	2007

Balance at January 1	$ 74,878	$ 36,689
Less reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less reinsurance recoverable	(5,347)	(5,921)

Net balance at December 31	$ 65,969	$ 68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$ 39,673	$ 4,817	$ 44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$ 201,648	$ 18,773	$ 220,421

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133 and are recorded at fair value through earnings. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments - This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment - This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin - This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $694.2 million and $37.4 million at December 31, 2008 and 2007, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$1,603,397	$1,234,206
Acquisition costs deferred	365,918	356,087
Amortized to expense during the year	893,086	(169,799)
Adjustment for unrealized investment losses during the year	-	182,903
Balance at December 31	$2,862,401	$1,603,397

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$51,806	$47,744
Amount capitalized due to acquisition of new business	-	23,854
Amortized to expense during the year	128,019	(19,322)
Adjustment for unrealized investment gains during the year	-	(470)
Balance at December 31	$179,825	$51,806

Additions to VOBA and VOCRA for the year ended December 31, 2007, were a result of the SLHIC to SLNY asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million. Decreased actual gross profits in 2008 contributed to negative amortization and an increase to the VOBA asset.  The Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	185,174	-	(1,789,835)
Net derivative loss (2)	(573,399)	(32,059)	(266,086)	-	(871,544)
Net realized investment losses	(21,852)	(10,986)	(5,403)	-	(38,241)
Fee and other income	436,075	9,681	118,997	-	564,753
	(2,005,611)	(39,205)	32,682	-	(2,012,134)
Total revenues

Benefits and Expenses

Interest credited	483,769	45,129	32,728	-	561,626
Interest expense	60,887	(602)	46,492	-	106,777
Policyowner benefits	306,404	80,789	56,324	-	443,517
Amortization of DAC, VOBA and VOCRA (3)	(963,422)	(82,218)	24,614	-	(1,021,026)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	29,967	-	289,346

Total benefits and expenses	760,343	125,611	195,736	-	1,081,690

Loss before income tax benefit	(2,765,954)	(164,816)	(163,054)	-	(3,093,824)

Income tax benefit expense	(772,699)	(41,418)	(44,866)	-	(858,983)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,568	$(2,234,841)

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $2,448.8 million, $154.9 million and $159.2 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)
SLUS’ and Other Subs’ net investment income includes a (decrease) increase in market value of $(89.2) million and $0.8 million, respectively, for the year ended December 31, 2007 related to the Company’s trading securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income (1)	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization DAC, VOBA and VOCRA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax (benefit) expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

(1)	SLUS’ net investment income includes a decrease in market value of $15.2 million for the year ended December 31, 2006 related to the Company’s trading securities

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturities at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	1,202,336	377,958	43,855	-	1,624,149
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable to affiliate	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings (Accumulated deficit)	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	(1,301)	-	28,371
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	24,614	-	(1,021,026)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	257,820	-	812,717
Net realized losses on available-for-sale investments	21,852	10,986	5,403	-	38,241
Changes in fair value of trading investments	2,448,822	154,926	159,145	-	2,762,893
Net realized losses on trading investments	324,369	30,622	25,978	-	380,969
Net change in unrealized and undistributed losses in private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	32,728	-	561,626
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(77,549)	-	(773,143)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	(83,277)	-	(365,686)
Accrued investment income	18,562	19	(10,782)	-	7,799
Net reinsurance receivable/payable	145,172	66,699	(472,731)	-	(260,860)
Future contract and policy benefits	140,571	898	49,555	-	191,024
Dividends received from subsidiaries	-	-	-	-	-
Other, net	29,356	122,486	101,318	-	253,160

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	89,468	6,440	5,849	-	101,757
Trading fixed maturities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)

Net cash provided by (used in) investing activities	$880,281	$(72,479)	$(767,790)	$-	$40,012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash used in financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	786,842	312,057	(644,451)	-	454,448

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$1,202,336	$377,958	$43,855	$-	$1,624,149

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
DAC additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268

Net cash provided by operating activities	889,757	68,861	7,837	(8,000)	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Trading fixed maturities	2,172,797	-	-	-	2,172,797
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Trading fixed maturities	(4,038,950)	-	-	-	(4,038,950)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash (used in) provided by investing activities	$(656,333)	$191,610	$2,379	$-	$(462,344)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Debt proceeds	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash used in financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ (2,207,978)	$ 113,357	$ 102,827	$ (20,340)	$ (2,012,134)
Total expenditures	645,665	301,604	111,097	23,324	1,081,690
Loss before income tax benefit	(2,853,643)	(188,247)	(8,270)	(43,664)	(3,093,824)

Net loss	(2,017,095)	(122,220)	(5,335)	(90,191)	(2,234,841)

Total assets	$ 33,357,432	$ 12,154,968	$ 164,123	$ 442,156	$ 46,118,679

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 1,949,215	$ 1,790,457	$ 1,610,425
Statutory net (loss) income	$ (1,431,516)	(913,114)	123,305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont, states in which the Company and its insurance company subsidiaries are domiciled, have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $126.7 million in 2009 without prior approval from the Delaware Commissioner of Insurance.

In 2008 and 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2008, 2007 or 2006.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.8 million in 2009 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2008, 2007 or 2006.

The Company’s Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that such dividends or distributions would not jeopardize its ability to fulfill its respective obligations pursuant to the reinsurance agreement with SLOC or any related transaction.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2008 and 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows:

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$ (111,099)	$ (317,402)	$ 38,400
Changes in reserves due to unrealized losses on available-for-sale securities	-	(26,702)	(9,346)
Unrealized (losses) gains on pension and other postretirement plan adjustments	(88,721)	14,894	(2,332)
Changes in DAC due to unrealized losses (gains) on available-for-sale securities	-	189,687	(2,719)
Changes in VOBA due to unrealized gains on available-for-sale securities	-	-	470
Tax effect and other	69,936	47,120	(10,443)

Accumulated other comprehensive (loss) income	$ (129,884)	$ (92,403)	$ 14,030

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2008 and 2007, the financial statements reflect benefits of $24.5 million and $12.0 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 301
2010	49
2011	-
Total	350

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $8.2 million, $9.4 million and $7.6 million, respectively.

The Company has two noncancelable sublease agreements that expire on June 30, 2009 and December 31, 2009.  As of December 31, 2008, the minimum future lease payment under the sublease agreements was $0.1 million.

22. SUBSEQUENT EVENTS

Effective January 1, 2009, the Company is required to prospectively adopt Statement of Statutory Accounting Principles (“SSAP”) No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.”  The Company anticipates that the effect of adopting SSAP No. 98 will decrease its statutory surplus between $150.0 million and $200.0 million.  After adoption, the Company expects its statutory surplus will continue to exceed minimum company action level requirements.

In January 2009, the Company undertook an action to reduce the Company’s cost structure and staffing levels due to the current economic environment.  The Company severed 143 employees and incurred $2.1 million in expenses in connection with this initiative.

In 2009, the Company received capital contributions totaling $623.7 million from the Parent.

After receiving regulatory approval, on February 11, 2009, the Company entered into a reinsurance agreement effective January 1, 2009 with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld basis and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million on February 11, 2009 and will pay a percentage of first year and single premiums as an ongoing ceding commission on a quarterly basis.  The funds withheld payable to BarbCo 3 and related reinsurance receivable at the inception of the transaction are $247.9 million and $329.2 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 2009

&lt/R&gt

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

D.
(1)  Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

 (3)  Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(6)  Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(7)  Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8)  Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

E.
(1)  Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3)  Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)  Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

 (2)     Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

 (3)     Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

 (6)      Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

 (7)      Amended and Restated Participation Agreement, dated November 6, 2002,by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(9)      Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10)    Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(11)
Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(12)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(13)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14)     Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(15)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(16)
Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(17)    Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 111688, filed with the Securities and Exchange Commission on September 22, 2008.)

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J.	(1)	Powers of Attorney.

(2)           Resolution of the Board of Directors of the Depositor dated March 26, 2008, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on February 27, 2009.)

K.	Legal Opinion.

L.           None.

M.           None.

N.	Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director and Chairman
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President, SLF U.S.
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed February 27, 2009.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Terrence J. Mullen	President and Director
Scott M. Davis	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa M. Gair	Assistant Secretary
Michelle D’Albero	Counsel
Matthew S. MacMillen	Tax Officer

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 30th day of April, 2009.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Director & President, SLF U.S.	April 30, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/Ronald H. Friesen*	Director and Senior Vice President and	April 302009
Ronald H. Friesen	Chief Financial Officer and Treasurer
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 30, 2009
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 30, 2009
Sandra M. DaDalt
Richard P. McKenney, Director
Terrence J. Mullen, Director
Scott M. Davis, Director
Jon A. Boscia, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on February 27, 2009.  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)